UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-08510

                             Matthews International Funds

(Exact name of registrant as specified in charter)

Four Embarcadero Center, Suite 550

                                  San Francisco, CA 94111

(Address of principal executive offices) (Zip code)

William J. Guilfoyle, President

Four Embarcadero Center, Suite 550

                                   San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-788-6036

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Matthews Asian Funds

ANNUAL REPORT

DECEMBER 31, 2007

Asia Pacific Fund
Asia Pacific Equity Income Fund
Pacific Tiger Fund
Asian Growth and Income Fund
Asian Technology Fund
China Fund
India Fund
Japan Fund
Korea Fund

Matthews Asian Funds

Investing in the future
of Asia since 1994

Cover photo: Koya San bridge, Japan.

www.matthewsfunds.com

The views and opinions in this report were current as of December 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Funds’ future investment intent.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

    MESSAGE TO SHAREHOLDERS

FROM THE INVESTMENT ADVISOR

Dear Fellow Shareholders,

At first glance, 2007 mirrored much of what transpired in 2006. Once again, the year was generally a very positive one for the Asia Pacific region, marked by continued economic expansion and substantial returns for stocks. China and India again dominated the regional landscape. Both countries sustained their recent high rates of growth, and stock indices associated with the two countries were the best performing by a wide margin. As in 2006, Japan was the exception to the rule—it was the only major market in the region to experience tepid growth and declining equity markets. Even the major challenges confronting the region were familiar ones: political disruptions hampered stability and progress; Japan’s stagnation saw little respite; and China’s reforms, though impressive, were still underpinned by a fragile financial system and an autocratic government.

While the broad contours of 2007 followed those of 2006, the year was in fact distinct from the past. Most notably, globally induced volatility was far more prevalent in Asia Pacific, precipitated by the collapse of “subprime” mortgage markets in the U.S. A decade after the region experienced its own financial crisis, Asian markets were impacted again, but this time by instability that originated from overseas. Though the U.S. was the epicenter of the mortgage-related woes, the ramifications were global. Markets in the region experienced sharp volatility throughout the year, as the appetite for risk waxed and then waned. However,

Asia’s direct exposure to the subprime crisis has thus far been limited. Ironically, the financial crisis that swamped the region in 1997 left many banks chastened, and therefore less prone to pursue the sort of business models that gave rise to the current crisis. That said, some Asian banks have exposure related to subprime mortgages due to their purchase of dollar-denominated assets—losses in the region may exceed $50 billion. Yet during a period of sustained growth, liquidity and profitability, a loss of this magnitude will only dent profitability among Asian banks, not destroy it. For Asia, the subprime crisis has only posed a temporary threat to current earnings. There is no reason yet to believe that it will level balance sheets in the region, as it has done elsewhere in the world.

Amid this volatile environment, the celebrated notion of “decoupling” was sorely tested. Many financial market observers have speculated that Asia’s fundamentals were evolving in a fashion that could move independently from the global marketplace. If true, this would fulfill an elusive promise for many investors—namely, that the region’s financial markets might hold up better even as others were deteriorating. We have previously stated that decoupling is, for the most part, a myth. Over the last several decades, Asian economies have grown much more closely integrated with other markets around the world, and this has been to their tremendous benefit. Enhanced trade flows, deregulation and more open markets have unlocked new and meaningful growth opportunities in

2        MATTHEWS ASIAN FUNDS

DECEMBER 31, 2007

Asia’s largest markets, such as China, India and Japan. Ironically, this has meant Asia has grown more coupled with the rest of the world, not less.

Though external risks generally dominated Asia Pacific’s markets, a number of internal events also drove performance. China’s markets continued their remarkable ascent, catalyzed by the major reforms in the banking sector and stock market that began five years ago. China has been under intense scrutiny for its currency policies; yet 2007 saw China’s authorities introduce a number of important reforms to liberalize its currency. Perhaps most significant of these was a tentative plan known as the “through-train,” which was announced in August. Under this plan, Chinese individuals would be able to invest directly in Hong Kong (and in the process, sell their own currency, the renminbi). The “through-train” is currently in limbo. Nevertheless, the boldness of this plan was immediately evident upon its announcement, which came even as global markets were slumping sharply from mortgage-related losses. News of the plan sent stocks in Hong Kong to record levels during the ensuing weeks.

Chinese stocks have backed off their late-October highs. Since then, a familiar risk has resurfaced: inflation. Toward the end of 2007, price increases escalated to levels not seen in a decade. In response, authorities have attempted to “cool off” the market by increasing interest rates and curtailing loan growth. This environment has created a headwind for Chinese equities; however, China is not alone in its battle against surging prices. Most countries in Asia Pacific are also experiencing higher levels of inflation. Inflation of this sort is a relatively predictable result of the region’s currency policies—and is not entirely detrimental, provided it does not reach excessive levels. It may even spur growth in certain domestic sectors across Asia, as they discover newfound pricing power. However, inflation also means that countries throughout the region may not have much room to cut interest rates, even as the outlook for the global economy is softening.

Against this backdrop, the nine Matthews Asian Funds recorded varying performances for the year. During a year notable for its volatility, most of the Funds delivered relatively steady performance. This was particularly true during the final quarter of the year when almost every Fund outperformed its respective benchmark, holding their ground, or even gaining, despite slumping markets.

More importantly, we remain very pleased with the Funds’ longer-term performance records outlined in this report. In fact, the Matthews Asian Growth and Income Fund was recognized by The Street.com as one of only two Funds in the country to beat the S&P 500 each of the last 10 years, and simultaneously generate positive returns during each of the last 10 years. While an achievement of this magnitude may not be repeated, this record illustrates the continued on page 4

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    MESSAGE TO SHAREHOLDERS

continued from page 3

core performance goal of the Fund family. Rather than seek to outperform a narrow set of peers or benchmarks in a given year, the Funds aim to provide investors with a viable means to participate in some of the very best long-term growth opportunities that Asia Pacific offers.

We would like to bring to your attention some recent changes to the management of the Funds. Effective January 1, 2008, Mark Headley, Chief Investment Officer of Matthews International Capital Management, LLC, the investment advisor to the Matthews Asian Funds, temporarily stepped down from most day-to-day business activities to focus on his health. Mark was recently diagnosed with a form of non-Hodgkin’s lymphoma known as Burkitt’s lymphoma. He is undergoing treatment and his doctors are optimistic that he will make a full recovery. During Mark’s absence Andrew Foster is serving as acting Chief Investment Officer.

Mark has also stepped down from his role as lead portfolio manager of the Matthews Pacific Tiger and Matthews Korea Funds. Richard Gao and Sharat Shroff are now co-lead managers of the Matthews Pacific Tiger Fund. Richard has been a co-manager on the Fund for the last two years, and has almost a decade of experience managing Asian equities. Sharat has served as co-manager on the Matthews India Fund for nearly two years. With regard to the Matthews Korea Fund, Michael Oh, who shared lead portfolio management responsibility with Mark, will continue as lead manager.

Michael joined Matthews in 2000, and became co-manager of the Matthews Korea Fund in 2006. Mark remains a co-manager of the Matthews Pacific Tiger, Matthews Korea, Matthews China and Matthews Asian Technology Funds. Mark’s dedication and contributions go beyond his duties and titles and we wish him a speedy recovery.

Effective February 1, 2008, Andrew Foster is lead manager of the Matthews Asian Growth and Income Fund. Andrew served as co-manager of this Fund since January 2005. Paul Matthews will remain as co-manager, and will continue to research individual investment ideas and contribute to the portfolio’s overall strategy. In addition, Jesper Madsen, CFA, who has been co-manager of the Matthews Asia Pacific Equity Income Fund since its inception, has been named that Fund’s lead manager. Andrew Foster remains co-manager of the Fund.

Thank you for your investment in the Matthews Asian Funds. We are honored to serve as your investment advisors.

G. Paul Matthews
Chairman
Matthews International Capital Management, LLC

Andrew T. Foster
Acting Chief Investment Officer
Matthews International Capital Management, LLC

4        MATTHEWS ASIAN FUNDS

DECEMBER 31, 2007

REDEMPTION FEE POLICY

The Funds assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held longest will be redeemed first. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts and retirement plans that cannot currently implement the redemption fee. While these exceptions exist, the Funds are not accepting any new accounts that cannot implement the redemption fee or provide adequate alternative controls. For more information on this policy, please see the Funds’ prospectus.

INVESTOR DISCLOSURE

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. If certain of the Funds’ fees and expenses had not been waived, returns would have been lower. For the Funds’ most recent month-end performance, please call 1-800-789-ASIA [2742] or visit www.matthewsfunds.com.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Please see the Funds’ prospectus and Statement of Additional Information for more risk disclosure.

Fund Holdings: The Fund holdings shown in this report are as of December 31, 2007. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is filed with the SEC within 60 days of the end of the quarter to which it relates, and is available on the SEC’s website at www.sec.gov. It may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting Record: The Funds’ Statement of Additional Information containing a description of the policies and procedures that the Funds have used to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2007, is available upon request, at no charge, at the Funds’ website at www.matthewsfunds.com or by calling 1-800-789-ASIA [2742], or on the SEC’s website at www.sec.gov.

Shareholder Reports and Prospectuses: To reduce the Funds’ expenses, we try to identify related shareholders in a household and send only one copy of the Funds’ prospectus and financial reports to that address. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds’ current prospectus and financial reports on our website. If you prefer to receive individual copies of the Funds’ prospectus or financial reports, please call us at 1-800-789-ASIA [2742].

This report has been prepared for Matthews Asian Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asian Funds prospectus, which contains more complete information about the Funds’ investment objectives, risks and expenses. You should read the prospectus carefully before investing. Additional copies of the prospectus may be obtained by visiting www.matthewsfunds.com. Please read the prospectus carefully before you invest or send money.

The Matthews Asian Funds are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406.

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    MATTHEWS ASIA PACIFIC FUND

FUND DESCRIPTION	SYMBOL: MPACX

Under normal market conditions, the Matthews Asia Pacific Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in the Asia Pacific region. The Asia Pacific region includes Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. The Fund may also invest in the convertible securities, of any duration or quality, of Asia Pacific companies.

PORTFOLIO MANAGERS
Lead Manager: Taizo Ishida	Co-Manager: Sharat Shroff, CFA

PORTFOLIO MANAGER COMMENTARY

For the year ended December 31, 2007, the Matthews Asia Pacific Fund returned 11.92%, lagging its benchmark, the MSCI All Country Asia Pacific Index, which posted a 14.64% gain. Although the Fund trailed the benchmark for the first three quarters, strong performance amidst the market’s volatility in the fourth quarter helped the portfolio end the year with a double-digit return. For the quarter ended December 31, 2007, the Fund declined -0.70%, while the benchmark, fell -3.11%.

2007 saw more strong growth in emerging Asian countries, particularly in China and India, as well as rising commodity prices ranging from energy to agricultural products. Equity markets across the globe greatly benefited from ample liquidity, albeit some contraction was evident after U.S. subprime mortgage problems arose in the summer. In general, Asian markets performed well as a result of continued strong demand from within the region, rather than external demand from the U.S. and Europe. Even Japan, which lacked much domestic consumption, benefited more from trading with its neighboring Asian countries than it did from the U.S. Another contributing factor to growth in 2007 was the rise in Asian currency valuations. Japan’s yen appreciated 6.2% against the dollar, and the Indian rupee and China’s renminbi moved along with the mighty Euro.

On a country basis, the Fund’s overweight positions in China and India had the most significant positive contribution to performance in 2007. The Fund’s considerable underweight position in Australia hurt performance throughout the year, while its underweight in Japan helped. However, the portfolio’s holdings in Japan’s financial sector detracted from performance. By sector, the portfolio’s emphasis on consumer-related areas such as health care, information technology, consumer discretionary and consumer staples strongly contributed to the Fund’s returns, but our continued avoidance of energy and materials did not fare as well.

By company, Korean online brokerage Kiwoom Securities, which was added to the portfolio following a research trip to Korea last January, was the largest contributor to Fund performance for the year. Japan’s Nintendo maintained strong earnings momentum with its popular “Wii” game console that debuted in 2006. Although there is some skepticism in the market, we believe the company’s valuation continued on page 8

6        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2007, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF DECEMBER 31, 2007
Fund Inception: 10/31/03	3 MO	Average Annual Total Returns
		1 YR	3 YRS	SINCE INCEPTION
Matthews Asia Pacific Fund	–0.70%	11.92%	16.01%	17.69%
MSCI All Country Asia Pacific Index[1]	–3.11%	14.64%	18.35%	18.87%
Lipper Pacific Region Funds Category Average[2]	–3.14%	15.35%	21.10%	20.15%

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

OPERATING EXPENSES
Net Ratio: Fiscal Year 2007[3]	1.20%
Gross Ratio: Fiscal Year 2007	1.20%
Gross Ratio: Fiscal Year 2006	1.26%

PORTFOLIO TURNOVER[4]
Fiscal Year 2007	40.49%

[1]

The MSCI All Country Asia Pacific Index is a free float-adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]	Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[3]

Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture of expenses by Matthews International Capital Management, LLC, the Funds’ advisor (the “Advisor”). Matthews Asian Funds do not charge 12b-1 fees.

[4]	The lesser of fiscal year-to-date long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

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    MATTHEWS ASIA PACIFIC FUND

TOP TEN HOLDINGS[1]
	COUNTRY	% OF NET ASSETS
Benesse Corp.	Japan	2.6%
Sun Pharmaceutical Industries, Ltd.	India	2.5%
Sony Corp.	Japan	2.4%
HDFC Bank, Ltd.	India	2.4%
Nintendo Co., Ltd.	Japan	2.3%
Hana Financial Group, Inc.	South Korea	2.3%
China Mobile, Ltd.	China/Hong Kong	2.3%
Unicharm Petcare Corp.	Japan	2.1%
Hanmi Pharmaceutical Co., Ltd.	South Korea	2.1%
Amorepacific Corp.	South Korea	2.0%
% OF ASSETS IN TOP 10		23.0%

COUNTRY ALLOCATION
Japan	41.0%
China/Hong Kong	19.1%
South Korea	14.7%
India	7.9%
Thailand	4.8%
Singapore	3.8%
Australia	3.2%
Indonesia	3.1%
Taiwan	2.5%
Liabilities in excess of cash and other assets	–0.1%

SECTOR ALLOCATION
Financials	30.6%
Consumer Discretionary	21.8%
Information Technology	20.6%
Consumer Staples	8.3%
Health Care	7.6%
Industrials	4.7%
Telecommunication Services	4.0%
Materials	2.5%
Liabilities in excess of cash and other assets	–0.1%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	62.3%
Mid cap ($1–$5 billion)	20.8%
Small cap (under $1 billion)	17.0%
Liabilities in excess of cash and other assets	–0.1%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
71	$17.29	$471.1 million	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.

PORTFOLIO MANAGER COMMENTARY continued from page 6

is still compelling. Meanwhile, Lenovo, one of the largest PC makers in the world, finally broke free of the slump it had been in for the last few years, and showed the world that it had been undervalued compared to its global peers and the local stock market.

In 2007, many of the region’s energy and material stocks performed very well with the continuing commodity boom. The portfolio’s lack of emphasis on this sector was a drag on performance. Though the Fund has historically minimized commodities and energy companies as they tend to be highly cyclical, we will continue to monitor for opportunities that demonstrate the long-term growth we require.

Two companies that illustrate the type of stocks in which the Fund seeks to invest are China Mobile, China’s leading wireless

8        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2007, UNLESS OTHERWISE NOTED

telecom service provider, and India’s HDFC Bank. China Mobile has more than 65% market share among the subscriber base, and one of the company’s more attractive aspects is its reach in rural China. Rural income levels began accelerating about eight years ago and are now growing at levels comparable to, or even faster than, urban income. Rising food prices in urban centers may affect the city consumer, but they are actually benefiting the rural farmer. As rural consumption rises, China Mobile appears to be well-placed to benefit.

HDFC Bank is India’s second-largest private sector bank. Led by a strong management team, it has grown consistently at over 30% for the past few years. The bank’s executives have focused on generating quality growth, rather than simply growing the size of its balance sheet. HDFC, a leader in wholesale banking and transaction services to corporate clients, has the potential to grow the company’s retail banking services to employees of those clients. The bank has been innovative in utilizing technology to launch new products and has built a base of 10 million retail customers through multiple channels such as ATMs, phone banking and Internet banking. Despite its rapid growth, the bank has been able to contain non-performing assets. HDFC is also in a strong position to capitalize on the opportunities for offering wealth management services to India’s growing middle class.

On the political front, we saw some progress this year with the promise of change from the region’s newly elected leaders. Japanese Prime Minister Yasuo Fukuda’s visit to Beijing at the end of the year demonstrated signs of better cooperation between the two nations. South Korea also experienced newfound optimism with the landslide victory of President-elect Lee Myung-bak. His pro-business stance—a departure from the position of his more socialistic predecessor, President Roh Moo-hyun—is anticipated to be good for the Korean economy. Down under, Australia’s newly elected Prime Minister Kevin Rudd also pledged to usher in a new era. After ratifying the Kyoto Protocol in a reversal of the policy of former Liberal Prime Minister John Howard, Rudd may make strides with environmental concerns.

Meanwhile, in Southeast Asia, Myanmar continued to isolate itself from the region but Thailand appeared to be emerging from an economic funk that came after the September 2006 coup. Furthermore, North Korea also appeared more willing to engage peacefully with the U.S. over its nuclear weapon research and development program.

The Fund is geared toward providing investors with exposure to “Asian growth” mainly from within the region. As such, we are optimistic about the trend toward increasing intra-regional travel. Japan, for example, is rapidly attracting Asian travelers who seek products that are “Made in Japan” at very affordable prices. At the same time, a growing number of retired Japanese are spending more time in Southeast Asia. Particularly popular are countries like the Philippines and Malaysia, which have good quality assisted living services that are hard to get or very expensive in Japan. Intra-regional trade has continued to grow strongly each year, and China and India are becoming integral to business activities across Asia. We expect to see more economic activity within the region, including mergers and acquisitions: low-priced Japanese companies that own superior brand names and technologies should be natural targets for lesser-known Asian companies full of ambition and management acumen.

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    MATTHEWS ASIA PACIFIC FUND

SCHEDULE OF INVESTMENTSa

COMMON EQUITIES: 100.1%

	SHARES	VALUE

JAPAN: 41.0%
Benesse Corp.	291,500	$12,334,854
Sony Corp. ADR	209,300	11,364,990
Nintendo Co., Ltd.	18,800	11,038,457
Unicharm Petcare Corp.	194,100	10,028,788
Funai Zaisan Consultants Co., Ltd.†	5,310	8,654,278
Sysmex Corp.	198,500	8,398,874
Nomura Research Institute, Ltd.	254,000	8,309,704
Nitto Denko Corp.	157,200	8,261,942
Sekisui House, Ltd.	738,000	7,888,015
Yahoo! Japan Corp.	17,612	7,854,040
Ichiyoshi Securities Co., Ltd.	764,900	6,894,971
Daibiru Corp.	598,700	6,400,080
Point, Inc.	126,150	6,380,113
Mitsubishi Estate Co., Ltd.	264,000	6,289,786
Hoya Corp.	189,400	5,992,458
The Sumitomo Trust & Banking Co., Ltd.	907,000	5,977,807
Sumitomo Realty & Development Co., Ltd.	244,000	5,967,282
Canon, Inc. ADR	126,650	5,804,369
Nidec Corp.	79,500	5,744,049
GCA Holdings Corp.	1,297	5,669,813
Pigeon Corp.	334,300	5,599,942
Takeda Pharmaceutical Co., Ltd.	95,600	5,585,033
Nitori Co., Ltd.	111,900	5,362,770
Keyence Corp.	21,400	5,255,189
Toyota Motor Corp. ADR	48,500	5,149,245
ORIX Corp.	23,490	3,950,718
Taiheiyo Cement Corp.	1,482,000	3,500,804
Takeuchi Manufacturing Co., Ltd.	84,200	3,300,391

Total Japan		192,958,762

	SHARES	VALUE

CHINA/HONG KONG: 19.1%
China Mobile, Ltd. ADR	124,800	$10,841,376
China Life Insurance Co., Ltd. H Shares	1,689,000	8,633,267
Pico Far East Holdings, Ltd.	31,028,000	8,562,067
Lenovo Group, Ltd.	9,610,000	8,438,033
China Merchants Bank Co., Ltd. H Shares	2,062,000	8,295,955
Hang Lung Group, Ltd.	1,379,000	7,451,392
China Vanke Co., Ltd. B Shares	2,689,214	6,930,353
Shangri-La Asia, Ltd.	1,988,000	6,182,876
NetEase.com, Inc. ADR[b]	301,000	5,706,960
Dairy Farm International Holdings, Ltd.	1,256,400	5,460,882
The9, Ltd. ADR[b]	224,300	4,782,076
Television Broadcasts, Ltd.	788,000	4,710,118
China Merchants Holdings International Co., Ltd.	448,000	2,742,991
Ctrip.com International, Ltd. ADR	22,100	1,270,087
Alibaba.com, Ltd.[b]	3,000	10,638

Total China/Hong Kong		90,019,071

SOUTH KOREA: 14.7%
Hana Financial Group, Inc.	205,120	11,013,099
Hanmi Pharmaceutical Co., Ltd.	56,073	9,810,624
Amorepacific Corp.	12,565	9,476,428
Kiwoom.com Securities Co., Ltd.	100,715	6,804,719
Shinhan Financial Group Co., Ltd.	113,517	6,439,229
NHN Corp.[b]	24,868	5,929,939
Hyundai Department Store Co., Ltd.	45,970	5,793,443
ON*Media Corp.[b]	714,300	5,286,546
CDNetworks Co., Ltd.[b]	306,865	5,210,886
Samsung Electronics Co., Ltd.	5,465	3,216,141

Total South Korea		68,981,054

10        MATTHEWS ASIAN FUNDS

DECEMBER 31, 2007

	SHARES	VALUE

INDIA: 7.9%
Sun Pharmaceutical Industries, Ltd.	394,073	$11,942,818
HDFC Bank, Ltd.	260,636	11,261,535
Dabur India, Ltd.	2,973,060	8,541,322
Infosys Technologies, Ltd.	125,678	5,605,635

Total India		37,351,310

THAILAND: 4.8%
Advanced Info Service Public Co., Ltd.	2,847,700	8,116,434
Land & Houses Public Co., Ltd.	22,417,300	5,937,042
Bangkok Bank Public Co., Ltd.	1,323,300	4,673,586
Major Cineplex Group Public Co., Ltd.	7,285,400	4,086,615

Total Thailand		22,813,677

SINGAPORE: 3.8%
DBS Group Holdings, Ltd.	519,700	7,376,092
Fraser and Neave, Ltd.	1,462,000	5,922,871
Hyflux, Ltd.	2,130,812	4,691,290

Total Singapore		17,990,253

AUSTRALIA: 3.2%
AXA Asia Pacific Holdings, Ltd.	1,424,589	9,164,603
Tabcorp Holdings, Ltd.	297,625	3,847,971
Computershare, Ltd.	212,463	1,832,809

Total Australia		14,845,383

INDONESIA: 3.1%
PT Astra International	3,000,500	8,602,591
Bank Rakyat Indonesia	7,889,500	6,133,026

Total Indonesia		14,735,617

TAIWAN: 2.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	3,393,029	6,433,142
Taiwan Secom Co., Ltd.	3,579,160	5,548,197

Total Taiwan		11,981,339

VALUE

TOTAL INVESTMENTS: 100.1%	$471,676,466
(Cost $388,012,855c)

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: –0.1%	(622,000)

NET ASSETS: 100.0%	$471,054,466

[a]	Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).
[b]	Non–income producing security
[c]	Cost for Federal income tax purposes is $388,116,770 and net unrealized appreciation consists of:

Gross unrealized appreciation	$117,661,287
Gross unrealized depreciation	(34,101,591)

Net unrealized appreciation	$83,559,696

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR	American Depositary Receipt

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com        11

    MATTHEWS ASIA PACIFIC EQUITY INCOME FUND

FUND DESCRIPTION	SYMBOL: MAPIX

Under normal market conditions, the Matthews Asia Pacific Equity Income Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in income-paying publicly traded common stocks, preferred stocks, convertible preferred stocks, and other equity-related instruments (including, for example, investment trusts and other financial instruments) of companies located in the Asia Pacific region, which includes Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam.

PORTFOLIO MANAGERS	Note: Managers shown reflect changes effective February 1, 2008.
Lead Manager: Jesper Madsen, CFA	Co-Manager: Andrew T. Foster

PORTFOLIO MANAGER COMMENTARY

During the fourth quarter of 2007, the Matthews Asia Pacific Equity Income Fund returned 1.23%, while the benchmark MSCI All Country Asia Pacific Index fell –3.11%. For the year, the Fund and the index rose 18.05% and 14.64%, respectively. During the year, the Fund paid two distributions to its shareholders, one in June and the other in December. The Fund began 2007 with a share price of $10.77, and shareholders who were invested in the Fund throughout the year would have received income distributions totaling approximately 27 cents or 2.5% of that initial amount.

2007 was a year marked by volatility in both global and Asian markets. Except for Japan, most major Asian markets posted gains for the year; however, they did so only after several sharp swings. Weakness in stocks was prompted in no small part by the concerns gathering around the U.S. housing market and mortgage industry, and the fears of what a U.S. recession might mean for Asia. In this context, the Fund performed as intended—producing steady gains amid the year’s notable volatility. Japan was a particularly important market in this regard: Though Japanese shares dropped on average about 6% during the year in dollar terms, the Fund’s holdings held steady, particularly during the fourth quarter, when the gyrations of global markets were most pronounced.

Despite the twin headwinds of deflation and demographic decline that continue to buffet the Japanese economy, the Fund maintained consistent exposure to this market, as we continued to find attractive candidates for investment. What is often lost amid Japan’s prolonged slump is that there are a number of small- to medium-sized companies that have maintained healthy balance sheets throughout the economic downturn; many of these same companies produce healthy, albeit moderate, rates of growth.

Though the rights of minority investors in Japan suffered setbacks in the last year, we are most intrigued by the improved outlook for dividends. While dividend yields in Japan remain paltry in comparison to other global markets, they still exceed yen-based fixed income yields. Furthermore, Japanese companies as a group appear to have grown their dividends at a rate during the year that exceeded all other countries in the region, as represented by the Fund’s benchmark.

12        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2007, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF DECEMBER 31, 2007
Fund Inception: 10/31/06		Average Annual Total Returns
	3 MO	1 YR	SINCE INCEPTION
Matthews Asia Pacific Equity Income Fund	1.23%	18.05%	23.04%
MSCI All Country Asia Pacific Index[1]	–3.11%	14.64%	18.62%
Lipper Pacific Region Funds Category Average[2]	–3.14%	15.35%	21.35%

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

30-DAY SEC YIELD[3]
2.30%

OPERATING EXPENSES
Net Ratio: Fiscal Year 2007[5]	1.39%
Gross Ratio: Fiscal Year 2007	1.42%
Gross Ratio: Fiscal Year 2006	2.93%

INCOME DISTRIBUTION YIELD[4]
2.28%

PORTFOLIO TURNOVER[6]
Fiscal Year 2007	26.95%

[1]

The MSCI All Country Asia Pacific Index is a free float-adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand. The Matthews Asia Pacific Equity Income Fund invests in countries that are not included in the MSCI All Country Asia Pacific Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]	Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[3]

The 30-day SEC Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/07, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The SEC Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate, the income paid to a shareholder’s account, or the income reported in the Fund’s financial statements. Past yields are no guarantee of future yields.

[4]

The Income Distribution Yield represents the past two dividends (does not include capital gains) paid by the Fund for the period ended 12/31/07, expressed as an annual percentage rate based on the Fund’s share price on 12/31/07. Generally, the Fund has made distributions of net investment income twice each year and of capital gains, if any, annually. Past Income Distribution Yields are no guarantee of future yields or that any distributions will continue to be paid twice each year.

[5]

Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture of expenses by Advisor. The Advisor has contractually agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses to 1.50% until October 31, 2009. Matthews Asian Funds do not charge 12b-1 fees.

[6]	The lesser of fiscal year-to-date long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com        13

    MATTHEWS ASIA PACIFIC EQUITY INCOME FUND

TOP TEN HOLDINGS[1]
	COUNTRY	% OF NET ASSETS
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	5.0%
HSBC Holdings PLC	United Kingdom	4.1%
Lawson, Inc.	Japan	3.3%
BOC Hong Kong Holdings, Ltd.	China/Hong Kong	3.3%
Hang Seng Bank, Ltd.	China/Hong Kong	3.1%
Ashok Leyland, Ltd.	India	3.0%
Benesse Corp.	Japan	2.8%
Globe Telecom, Inc.	Philippines	2.8%
The Sumitomo Trust & Banking Co., Ltd.	Japan	2.8%
SK Telecom Co., Ltd.	South Korea	2.8%
% OF ASSETS IN TOP 10		33.0%

COUNTRY ALLOCATION
Japan	19.3%
China/Hong Kong	17.6%
Taiwan	15.0%
Singapore	8.1%
Malaysia	7.0%
India	6.4%
Australia	5.5%
South Korea	5.3%
United Kingdom[2]	4.1%
Thailand	3.7%
Philippines	2.8%
Indonesia	1.3%
New Zealand	1.1%
Cash and other assets, less liabilities	2.8%

SECTOR ALLOCATION
Financials	27.2%
Consumer Discretionary	21.1%
Information Technology	13.5%
Telecommunication Services	11.4%
Consumer Staples	6.8%
Industrials	5.5%
Health Care	5.0%
Utilities	3.5%
Energy	3.2%
Cash and other assets, less liabilities	2.8%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	52.1%
Mid cap ($1–$5 billion)	30.2%
Small cap (under $1 billion)	14.9%
Cash and other assets, less liabilities	2.8%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
51	$12.00	$81.6 million	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.
[2]	The United Kingdom is not included in the MSCI All Country Asia Pacific Index.

PORTFOLIO MANAGER COMMENTARY continued from page 12

Thus while the country plays host to a number of “value trap” investments, Japan offers the focused, bottom-up investor opportunities to invest in growing dividends and reasonable yields.

The Fund’s latest addition in the country, Hitachi Koki, illustrates this point: One of Japan’s leading manufacturers of power tools, the company has undertaken some of the more difficult steps to improve cost efficiency,

14        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2007, UNLESS OTHERWISE NOTED

relocating the majority of its production to China. In the process, the company has remained lean and efficient—over the last four years, the company has boosted sales by over 40%, but has grown operating profits more than four-fold. Hitachi Koki has grown its dividend in a roughly corresponding fashion. Dividends are paid on a quarterly basis, with an eye to attracting retail shareholders that would otherwise park their funds in a basic savings account yielding less than 0.25%; assuming the company simply maintains its dividends from last year, the yield on its shares will be several times higher.

Yet even as Japan provides fruitful ground at present, China and India still figure largely in the Fund’s future. As stocks in both of these countries have risen dramatically in recent years, it has been difficult for the Fund to find companies that offer reasonable current dividend yields. Nevertheless, we remain convinced that some of Asia’s largest dividend growing companies—the companies that will ultimately pay the largest absolute dividends in the long run—will emerge from markets like India, and especially China. Many of China’s recently-listed companies are relatively new to paying dividends, and thus they do not have a long-term history of dividend growth. Still, China’s track record with dividends has been impressive to date, and speaks volumes of companies’ intentions to maintain higher governance standards, allowing minority investors to participate in their growth. It is for reasons like these that we intend to maintain exposure to China and India, even as valuations in those markets might otherwise compromise the Fund’s dividend orientation.

The Fund’s one distinct area of weakness came from its financial services holdings. Markets in Asia have retreated from this sector based on concerns regarding exposure to U.S. subprime securities and collateralized debt obligations; the sector has also suffered from fears over what a U.S. recession might mean for global growth. We remain quite positive about their outlook, in part because none of the Fund’s financial holdings have cut their dividends (most have in fact grown them). On a global basis, this sector has undermined investors’ trust; yet in Asia we remain for the most part pleased with the growth and yield prospects for the Fund’s holdings in the banking sector. These companies have suffered from the exposure they bear to dollar-denominated securities; but none has engaged in the sort of full-scale securitization business model that led their U.S. counterparts to such woes.

Looking forward, the portfolio’s construction will emphasize companies that can offer growth in dividends, rather than a simplistic focus on high current yields or larger dividend payers. We believe that Asian companies are gradually shifting towards an emphasis on paying cash dividends; and if we are correct, this should be of particular benefit to investors who are seeking a combination of yield, relative stability and some growth in their investments. Recent history bears this point out. Asian companies, as represented by the MSCI AC Asia Pacific Index, have outpaced the S&P 500. Asian companies have offered greater capital appreciation, and also higher dividend yields, versus their U.S. counterparts in each of the last five years.3 While there can be no guarantee that this relationship will hold in the future, it nevertheless illustrates the core objective of the Fund—to provide total returns over the long term, with an emphasis on providing current income.

[3]	Source: Bloomberg

800.789.ASIA [2742]    www.matthewsfunds.com        15

    MATTHEWS ASIA PACIFIC EQUITY INCOME FUND

SCHEDULE OF INVESTMENTSa

COMMON EQUITIES: 97.2%

	SHARES	VALUE

JAPAN: 19.3%
Lawson, Inc.	75,700	$2,681,992
Benesse Corp.	54,800	2,318,868
The Sumitomo Trust & Banking Co., Ltd.	348,000	2,293,580
Monex Beans Holdings, Inc.	2,784	1,830,419
Eisai Co., Ltd.	38,700	1,514,634
Tokyu REIT, Inc.	155	1,448,517
Takeda Pharmaceutical Co., Ltd.	24,700	1,442,995
Hitachi Koki Co., Ltd.	75,000	1,164,277
Hisamitsu Pharmaceutical Co., Inc.	36,000	1,091,715

Total Japan		15,786,997

CHINA/HONG KONG: 17.6%
BOC Hong Kong Holdings, Ltd.	966,000	2,678,453
Hang Seng Bank, Ltd.	124,900	2,556,665
Café de Coral Holdings, Ltd.	912,000	2,237,238
CLP Holdings, Ltd.	289,500	1,966,869
Sa Sa International Holdings, Ltd.	4,500,000	1,827,807
ASM Pacific Technology, Ltd.	212,000	1,540,979
Huaneng Power International, Inc. H Shares	836,000	865,428
Next Media, Ltd.	1,890,000	667,911

Total China/Hong Kong		14,341,350

TAIWAN: 15.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,876,298	3,557,438
Chunghwa Telecom Co., Ltd.[b]	957,727	2,115,979
Cyberlink Corp.	535,000	2,112,407
Giant Manufacturing Co., Ltd.	647,000	1,437,244
President Chain Store Corp.	537,000	1,406,389
Taiwan Secom Co., Ltd.	721,000	1,117,651
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	50,087	498,867

Total Taiwan		12,245,975

	SHARES	VALUE

SINGAPORE: 8.1%
Singapore Press Holdings, Ltd.	645,000	$2,002,597
Venture Corp., Ltd.	190,000	1,666,412
Parkway Life REIT[c]	1,657,868	1,301,463
Singapore Post, Ltd.	1,142,000	881,484
Yellow Pages (Singapore), Ltd.	1,067,000	752,955

Total Singapore		6,604,911

MALAYSIA: 7.0%
Media Prima BHD	2,435,800	2,059,671
Public Bank BHD	412,800	1,366,164
Malayan Banking BHD	345,300	1,193,656
Berjaya Sports Toto BHD	691,200	1,050,564

Total Malaysia		5,670,055

INDIA: 6.4%
Ashok Leyland, Ltd.	1,895,000	2,473,848
HCL-Infosystems, Ltd.	230,167	1,637,741
Chennai Petroleum Corp., Ltd.	105,000	1,137,166

Total India		5,248,755

AUSTRALIA: 5.5%
Coca-Cola Amatil, Ltd.	179,498	1,484,279
Insurance Australia Group, Ltd.	365,121	1,314,126
St. George Bank, Ltd.	31,464	865,754
Tabcorp Holdings, Ltd.	61,523	795,426

Total Australia		4,459,585

SOUTH KOREA: 5.3%
Hana Financial Group, Inc.	37,640	2,020,929
SK Telecom Co., Ltd.	4,488	1,183,508
SK Telecom Co., Ltd. ADR	36,300	1,083,192

Total South Korea		4,287,629

16        MATTHEWS ASIAN FUNDS

DECEMBER 31, 2007

	SHARES	VALUE

UNITED KINGDOM: 4.1%
HSBC Holdings PLC ADR	21,900	$1,833,249
HSBC Holdings PLC	90,800	1,526,726

Total United Kingdom		3,359,975

THAILAND: 3.7%
Advanced Info Service Public Co., Ltd.	540,600	1,540,803
PTT Public Co., Ltd.	136,500	1,516,133

Total Thailand		3,056,936

PHILIPPINES: 2.8%
Globe Telecom, Inc.	60,950	2,305,849

Total Philippines		2,305,849

INDONESIA: 1.3%
PT Telekomunikasi Indonesia	559,000	591,780
PT Telekomunikasi Indonesia ADR	11,700	491,517

Total Indonesia		1,083,297

NEW ZEALAND: 1.1%
Fisher & Paykel Appliances Holdings, Ltd.	345,798	910,860

Total New Zealand		910,860

VALUE

TOTAL INVESTMENTS: 97.2%	$79,362,174
(Cost $74,230,040d)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.8%	2,261,881

NET ASSETS: 100.0%	$81,624,055

[a]	Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).
[b]	Illiquid security
[c]	Non–income producing security
[d]	Cost for Federal income tax purposes is $74,332,664 and net unrealized appreciation consists of:

Gross unrealized appreciation	$8,722,751
Gross unrealized depreciation	(3,693,241)

Net unrealized appreciation	$5,029,510

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com        17

    MATTHEWS PACIFIC TIGER FUND (CLOSED TO MOST NEW INVESTORS)

FUND DESCRIPTION	SYMBOL: MAPTX

Under normal market conditions, the Matthews Pacific Tiger Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in the Pacific Tiger countries of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam.

PORTFOLIO MANAGERS	Note: Managers shown reflect changes effective January 1, 2008.
Lead Managers: Richard H. Gao and Sharat Shroff	Co-Manager: Mark W. Headley

PORTFOLIO MANAGER COMMENTARY

In 2007, the Matthews Pacific Tiger Fund returned 33.66%, while the benchmark MSCI All Country Far East ex-Japan Index returned 36.92%, and the MSCI All Country Asia ex-Japan Index returned 40.52%. The Fund finished the year with solid gains compared to its benchmark as many markets in Asia turned volatile. For the quarter ended December 31, 2007, the Fund advanced 4.56%, while the MSCI All Country Far East ex-Japan Index fell –1.67%. For the last 12 to 18 months, the Fund has pursued an approach of staying a bit more cautious with valuations. Over much of the last year, this tactic held the Fund back as expensive stocks got even pricier, and gains seemed more concentrated within larger market capitalization stocks. However, the Fund’s performance in the fourth quarter highlights this approach.

For the second year running, the equity markets in China and India generated strong returns, reflecting an environment of solid corporate earnings growth and inflationary trends that were generally benign up until the middle of 2007. At the same time, it is also evident that these markets are awash with investors who are chasing news and events such as the valuation arbitrage between China’s domestic A-shares and Hong Kong-listed H-shares (the Fund does not own A shares), or the potential market capitalization that could be created through spin-offs in India. In addition, the money raised through initial public offerings set records in both countries last year. On the one hand, it is encouraging to see such strong capital flows, especially to India where entrepreneurs have long been starved of resources. Nonetheless, the expectations reflected in the prices of many of the portfolio’s Chinese holdings appeared too demanding, leading us to trim or even eliminate positions. For the first time in at least the past five years, the Fund ended the year with a slight underweight in China/Hong Kong securities relative to the benchmark.

By contrast, we have selectively added to the Fund’s holdings in Indonesia and Malaysia, including PT Telekomunikasi Indonesia (PT Telkom), the largest integrated telecommunications company in Indonesia. PT Telkom’s main attraction is its investment in Telkomsel—the dominant wireless operator in a market that is growing at 25-30% per year. On a relative basis, cell phone subscription charges in Indonesia are high but have started to decline in recent months, sparking some concern over the outlook for the company. However, we believe falling subscriber rates should aide continued on page 20

18        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2007, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF DECEMBER 31, 2007
Fund Inception: 9/12/94		Average Annual Total Returns
	3 MO	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Matthews Pacific Tiger Fund	4.56%	33.66%	27.71%	32.70%	18.82%	11.05%
MSCI All Country Far East ex-Japan Index[1]	–1.67%	36.92%	30.16%	30.32%	12.54%	5.10%[2]
MSCI All Country Asia ex-Japan Index[3]	0.83%	40.52%	32.28%	31.98%	13.26%	5.70%[2]
Lipper Pacific ex-Japan Funds Category Average[4]	0.93%	37.67%	30.31%	30.16%	14.25%	7.89%[2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

OPERATING EXPENSES
Net Ratio: Fiscal Year 2007[5]	1.10%
Gross Ratio: Fiscal Year 2007	1.11%
Gross Ratio: Fiscal Year 2006	1.18%

PORTFOLIO TURNOVER[6]
Fiscal Year 2007	24.09%

[1]

The MSCI All Country Far East ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. The Matthews Pacific Tiger Fund invests in countries that are not included in the MSCI All Country Far East ex-Japan Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]	Calculated from 8/31/94.
[3]

The MSCI All Country Asia ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock of markets of China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, and Thailand. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[4]	Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[5]	Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture of expenses by Advisor. Matthews Asian Funds do not charge 12b-1 fees.
[6]	The lesser of fiscal year-to-date long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com        19

    MATTHEWS PACIFIC TIGER FUND (CLOSED TO MOST NEW INVESTORS)

TOP TEN HOLDINGS[1]
	COUNTRY	% OF NET ASSETS
Lenovo Group, Ltd.	China/Hong Kong	3.8%
Hana Financial Group, Inc.	South Korea	3.2%
Swire Pacific, Ltd.	China/Hong Kong	3.2%
Advanced Info Service Public Co., Ltd.	Thailand	3.1%
Amorepacific Corp.	South Korea	2.7%
Dah Sing Financial Holdings, Ltd.	China/Hong Kong	2.7%
Hang Lung Group, Ltd.	China/Hong Kong	2.6%
Cipla, Ltd.	India	2.5%
NHN Corp.	South Korea	2.5%
DBS Group Holdings, Ltd.	Singapore	2.5%
% OF ASSETS IN TOP 10		28.8%

COUNTRY ALLOCATION
China/Hong Kong	33.7%
South Korea	19.1%
India[2]	15.9%
Singapore	9.7%
Thailand	7.8%
Indonesia	5.8%
Malaysia	3.8%
Taiwan	3.5%
Philippines	0.4%
Cash and other assets, less liabilities	0.3%

SECTOR ALLOCATION
Financials	32.2%
Consumer Discretionary	14.3%
Information Technology	14.1%
Health Care	11.6%
Industrials	10.2%
Consumer Staples	9.8%
Telecommunication Services	6.8%
Utilities	0.7%
Cash and other assets, less liabilities	0.3%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	55.9%
Mid cap ($1–$5 billion)	36.2%
Small cap (under $1 billion)	7.6%
Cash and other assets, less liabilities	0.3%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
71	$27.86	$3.8 billion	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.
[2]	India is not included in the MSCI All Country Far East ex-Japan Index.

PORTFOLIO MANAGER COMMENTARY continued from page 18

management’s efforts in increasing penetration throughout Indonesia, especially in areas beyond greater Jakarta where rural income levels are being driven by the boom in commodities. Furthermore, management has an opportunity to bolster shareholder returns through buybacks and dividends. In our view, PT Telkom is a good example of a growth story that is still accessible at reasonable valuations.

In the coming years, it is our belief that a company’s country of origin will matter less in deciding its fortune. Rather, company and sector specific risks are going to be a greater source of investment returns. The Fund’s exposure to the consumer, financial and technology sectors has been relatively steady over the years. One notable change has been the portfolio’s steady increase to its health care allocation. While this

20        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2007, UNLESS OTHERWISE NOTED

change did not help relative performance last year, we believe the Fund stands to benefit from its holdings in the health care sector over the long term. In many parts of Asia, consumers appear to be devoting an increasingly large part of their personal incomes to spending on health care. It is our belief that Asians will continue to seek better quality treatment and this trend will continue to gain momentum with rising income levels and changing lifestyles. Conversely, the portfolio’s lack of exposure to the energy and commodities sectors was a considerable detriment to relative performance in 2007. Many stocks in the energy and commodities sectors are enjoying valuation multiples that seem to extrapolate strong cyclical earnings into perpetuity—a trend we believe is likely to end in some disappointment. Throughout its history, the Fund has generally avoided commodity-oriented companies where we believe forward earnings are unpredictable.

At its very core, the portfolio aims to identify companies and management teams that are capable of generating sustainable, long-term organic growth by driving their own destiny. We have been attracted to companies focused on taking advantage of the growth in domestic consumption. Some of the Fund’s best successes have stemmed from identifying such companies early in their evolution, which is why the portfolio carries a heavier weight (relative to the benchmark) in mid-sized companies. It is our belief that small- to mid-sized companies can be more entrepreneurial, and often thrive in a sector, such as services, where there is greater need for business acumen over capital and contacts. At times, the outcomes of this strategy can be slow to unfold but we are patient and willing to focus on these factors rather than trying to predict the price of oil.

On the surface, the Fund’s allocation to small- and mid-capitalization stocks appears to be less than it was last year. However, many of the portfolio’s small- and mid-cap stocks actually became larger capitalization stocks helped by price appreciation and strengthening currencies. One example is Hang Lung Group, a well-established Hong Kong-based property developer. When the Fund first initiated its position in Hang Lung, the company’s management was still in the early stages of forming its China strategy. Leveraging its experience in Hong Kong, it successfully developed large-scale, commercial property projects in Shanghai, and is now expanding aggressively into other major cities in China. Hang Lung’s near-term outlook may be clouded by the Chinese government’s initiatives to cool the property sector; however, having followed Hang Lung’s progress for the last several years, we are confident in the ability of the management team to navigate through the regulatory hurdles.

As we look ahead, Asia’s ability to overcome a slowdown in the U.S. has improved but it is not fully ready to escape unscathed. The Matthews Pacific Tiger Fund has historically maintained a bias toward domestically oriented companies, and business models that are able to survive changes in macro cycles. We are encouraged by the improvement in corporate balance sheets since the Asian crisis, and the prospect for greater integration between the various economies in the region. In the coming years, the pace of change is likely to remain hectic—and we believe generally in the right direction. The portfolio was built on the principles of harnessing that change to generate superior long-term returns for investors.

800.789.ASIA [2742]    www.matthewsfunds.com        21

    MATTHEWS PACIFIC TIGER FUND

SCHEDULE OF INVESTMENTSa

COMMON EQUITIES: 99.7%

	SHARES	VALUE

CHINA/HONG KONG: 33.7%
Lenovo Group, Ltd.	162,664,000	$142,826,665
Swire Pacific, Ltd. A Shares	8,775,000	120,244,869
Dah Sing Financial Holdings, Ltd.	10,262,400	101,001,108
Hang Lung Group, Ltd.	18,041,000	97,484,095
NWS Holdings, Ltd.	23,023,636	73,018,764
NetEase.com, Inc. ADR[b]	3,480,800	65,995,968
Television Broadcasts, Ltd.	11,020,700	65,874,114
Tencent Holdings, Ltd.	8,362,000	62,454,697
Shangri-La Asia, Ltd.	19,672,000	61,181,855
Agile Property Holdings, Ltd.	33,518,000	60,173,115
Ping An Insurance (Group) Co. of China, Ltd. H Shares	5,301,000	56,119,890
Dairy Farm International Holdings, Ltd.	10,937,300	47,538,450
China Merchants Bank Co., Ltd. H Shares	11,316,500	45,529,183
China Mobile, Ltd. ADR	506,250	43,977,938
Travelsky Technology, Ltd. H Shares†	40,812,000	43,049,987
Dynasty Fine Wines Group, Ltd.†	89,260,000	34,888,567
Integrated Distribution Services Group, Ltd.	10,711,000	32,762,421
China Vanke Co., Ltd. B Shares	11,782,993	30,365,861
Dickson Concepts International, Ltd.†	32,715,400	29,888,262
Towngas China Co., Ltd.[b]	50,564,000	26,760,271
Glorious Sun Enterprises, Ltd.	41,262,000	25,002,277
Dongfeng Motor Group Co., Ltd. H Shares	26,100,000	18,204,698
Alibaba.com, Ltd.[b]	8,500	30,141

Total China/Hong Kong		1,284,373,196

	SHARES	VALUE

SOUTH KOREA: 19.1%
Hana Financial Group, Inc.	2,271,603	$121,964,645
Amorepacific Corp.	133,948	101,022,550
NHN Corp.[b]	402,280	95,926,330
Hanmi Pharmaceutical Co., Ltd.†	462,747	80,962,975
S1 Corp.	926,932	55,549,811
Hyundai Development Co.	532,704	51,497,179
Samsung Securities Co., Ltd.	525,760	50,134,588
Yuhan Corp.	223,067	48,144,324
MegaStudy Co., Ltd.	159,301	45,297,701
ON*Media Corp.[b]	4,834,370	35,779,254
Nong Shim Co., Ltd.	147,466	30,461,876
GS Home Shopping, Inc.	120,294	8,581,092

Total South Korea		725,322,325

INDIA: 15.9%
Cipla, Ltd.	18,066,792	96,755,871
HDFC Bank, Ltd.	1,952,568	84,366,370
Dabur India, Ltd.	28,958,736	83,195,728
Sun Pharmaceutical Industries, Ltd.	2,679,886	81,216,911
Infosys Technologies, Ltd.	1,585,051	70,698,275
Titan Industries, Ltd.	1,436,318	56,269,994
Bank of Baroda	4,547,022	52,463,065
Bharti Airtel, Ltd.[b]	1,585,402	39,654,966
Sintex Industries, Ltd.	2,227,839	31,896,892
Sun Pharma Advanced Research Co., Ltd.[b]	2,296,352	9,240,814

Total India		605,758,886

SINGAPORE: 9.7%
DBS Group Holdings, Ltd.	6,585,750	93,471,422
Fraser and Neave, Ltd.	19,892,750	80,589,732
Hyflux, Ltd.†	33,427,187	73,594,778
Keppel Land, Ltd.	10,416,000	52,115,718
Parkway Holdings, Ltd.	18,091,050	49,163,454
Tat Hong Holdings, Ltd.	8,947,000	21,077,621
Parkway Life REIT[b]	961,302	754,643

Total Singapore		370,767,368

22        MATTHEWS ASIAN FUNDS

DECEMBER 31, 2007

	SHARES	VALUE

THAILAND: 7.8%
Advanced Info Service Public Co., Ltd.	40,925,800	$116,645,552
Bangkok Bank Public Co., Ltd.	16,438,300	58,056,232
Bank of Ayudhya Public Co., Ltd. NVDR	61,539,600	47,665,571
Land & Houses Public Co., Ltd.	156,102,800	41,342,574
Amata Corp. Public Co., Ltd.†	59,894,900	31,205,447

Total Thailand		294,915,376

INDONESIA: 5.8%
PT Bank Central Asia	69,945,500	53,598,553
PT Telekomunikasi Indonesia	45,799,000	48,484,662
PT Kalbe Farma	341,674,000	45,206,670
PT Astra International	13,289,730	38,102,354
PT Ramayana Lestari Sentosa	277,326,000	24,802,298
PT Telekomunikasi Indonesia ADR	265,000	11,132,650

Total Indonesia		221,327,187

MALAYSIA: 3.8%
Resorts World BHD	52,087,200	60,704,269
Public Bank BHD	16,107,900	53,309,205
Top Glove Corp. BHD†	15,609,880	30,459,525

Total Malaysia		144,472,999

TAIWAN: 3.5%
President Chain Store Corp.	29,591,000	77,498,055
Taiwan Semiconductor Manufacturing Co., Ltd.	24,767,053	46,958,032
Hon Hai Precision Industry Co., Ltd.	867,000	5,343,738
MediaTek, Inc.	249,000	3,191,645

Total Taiwan		132,991,470

PHILIPPINES: 0.4%
SM Prime Holdings, Inc.	70,208,117	17,083,638

Total Philippines		17,083,638

VALUE

TOTAL INVESTMENTS: 99.7%	$3,797,012,445
(Cost $2,410,744,272c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.3%	9,702,026

NET ASSETS: 100.0%	$3,806,714,471

[a]	Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).
[b]	Non–income producing security
[c]	Cost for Federal income tax purposes is $2,410,744,272 and net unrealized appreciation consists of:

Gross unrealized appreciation	$1,440,054,557
Gross unrealized depreciation	(53,786,384)

Net unrealized appreciation	$1,386,268,173

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR	American Depositary Receipt
NVDR	Non-voting Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com        23

    MATTHEWS ASIAN GROWTH AND INCOME FUND

      (CLOSED TO MOST NEW INVESTORS)

FUND DESCRIPTION	SYMBOL: MACSX

Under normal market conditions, the Matthews Asian Growth and Income Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities and the convertible securities, of any duration or quality, of companies located in Asia. Asia includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam.

PORTFOLIO MANAGERS	Note: Managers shown reflect changes effective February 1, 2008.
Lead Manager: Andrew T. Foster	Co-Manager: G. Paul Matthews

PORTFOLIO MANAGER COMMENTARY

The Matthews Asian Growth and Income Fund gained 21.54% in 2007. While this return was lower than the 36.92% gained by the MSCI All Country Far East ex-Japan Index during the year, in an absolute sense, it ranks among the best individual years since the inception of the Fund in 1994. It is also above the Fund’s average annual return since inception and over the last ten years. In addition, the Fund outperformed the index for the fourth quarter, returning 3.10% against the index’s –1.67%. Toward the end of the year, the portfolio’s more conservative holdings (convertible bonds and high-yielding stocks) provided downside protection when market volatility increased.

Over longer periods, the Fund has outperformed both its benchmarks and peers, while experiencing significantly lower volatility. The Fund’s performance and volatility is entirely in keeping with its investment objectives. By retaining a portion of its assets in convertible bonds and the majority of its equity investments in securities that have historically paid above average dividends, the Fund has consistently pursued a strategy that seeks to provide its investors with long-term returns that benefit from the region’s growth, while earning some income, and mitigating some of the short-term volatility that has been a feature of Asian markets. While the range and breadth of Asia’s

24        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2007, UNLESS OTHERWISE NOTED

markets have grown significantly in recent years and the regulatory environment is substantially improved, we continue to believe that these markets will likely remain more volatile than their counterparts in more developed regions.

During the year, the best performing (in absolute return terms) equity markets in the region were those of India and China. These markets are benefitting from particularly strong underlying economic growth starting from a relatively low base. Incomes per capita in China and India remain substantially below levels that have been achieved in many other Asian economies. In that sense, the growth opportunities in these two countries remain particularly attractive. On the other hand, both countries have greater limitations on the free flow of capital than much of the rest of Asia, and less developed regulatory systems. For these reasons, we believe that the more developed markets of Asia (such as Hong Kong and Singapore) offer a number of advantages, particularly for more risk-conscious investors. While the Fund will continue to have direct exposure to both China continued on page 26

PERFORMANCE AS OF DECEMBER 31, 2007
Fund Inception: 9/12/94		Average Annual Total Returns
	3 MO	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Matthews Asian Growth and Income Fund	3.10%	21.54%	20.19%	23.92%	19.00%	13.30%
MSCI All Country Far East ex-Japan Index[1]	–1.67%	36.92%	30.16%	30.32%	12.54%	5.10%[2]
Lipper Pacific ex-Japan Funds Category Average[3]	0.93%	37.67%	30.31%	30.16%	14.25%	7.89%[2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

30-DAY SEC YIELD[4]
0.05%

OPERATING EXPENSES
Net Ratio: Fiscal Year 2007[6]	1.15%
Gross Ratio: Fiscal Year 2007	1.16%
Gross Ratio: Fiscal Year 2006	1.20%

INCOME DISTRIBUTION YIELD[5]
4.57%

PORTFOLIO TURNOVER[7]
Fiscal Year 2007	27.93%

[1]

The MSCI All Country Far East ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. The Matthews Asian Growth and Income Fund invests in countries that are not included in the MSCI All Country Far East ex-Japan Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]	Calculated from 8/31/94.
[3]	Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[4]

The 30-day SEC Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/07, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The SEC Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate, the income paid to a shareholder’s account, or the income reported in the Fund’s financial statements. Past yields are no guarantee of future yields.

[5]

The Income Distribution Yield represents the past two dividends (does not include capital gains) paid by the Fund for the period ended 12/31/07, expressed as an annual percentage rate based on the Fund’s share price on 12/31/07. Generally, the Fund has made distributions of net investment income twice each year and of capital gains, if any, annually. Past Income Distribution Yields are no guarantee of future yields or that any distributions will continue to be paid twice each year.

[6]	Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture of expenses by Advisor. Matthews Asian Funds do not charge 12b-1 fees.
[7]	The lesser of fiscal year-to-date long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com        25

    MATTHEWS ASIAN GROWTH AND INCOME FUND

      (CLOSED TO MOST NEW INVESTORS)

TOP TEN HOLDINGS[1]
	COUNTRY	SECURITY TYPE	% OF NET ASSETS
Hang Seng Bank, Ltd.	China/Hong Kong	Equity	3.4%
Singapore Press Holdings, Ltd.	Singapore	Equity	3.1%
SK Telecom Co., Ltd.	South Korea	Equity	3.1%
Hongkong Land CB 2005, Ltd., Cnv., 2.750%, 12/21/12	China/Hong Kong	Convertible Bond	3.0%
HSBC Holdings PLC	United Kingdom	Equity	2.7%
Fraser and Neave, Ltd.	Singapore	Equity	2.6%
Advanced Info Service Public Co., Ltd.	Thailand	Equity	2.4%
CLP Holdings, Ltd.	China/Hong Kong	Equity	2.3%
Rafflesia Capital, Ltd. Cnv., 1.250%, 10/04/11	Malaysia	Convertible Bond	2.3%
China Petroleum & Chemical Corp., Cnv., 0.000%, 04/24/14	China/Hong Kong	Convertible Bond	2.3%
% OF ASSETS IN TOP 10			27.2%

COUNTRY ALLOCATION
China/Hong Kong	29.2%
Singapore	15.6%
South Korea	13.1%
Taiwan	10.3%
India[2]	9.0%
Malaysia	5.7%
Thailand	4.3%
Australia[2]	3.6%
United Kingdom[2]	2.7%
Indonesia	1.9%
Japan[2]	1.8%
Philippines	1.5%
Cash and other assets, less liabilities	1.3%

SECTOR ALLOCATION
Financials	26.2%
Telecommunication Services	23.3%
Consumer Discretionary	15.8%
Industrials	9.8%
Utilities	8.9%
Health Care	4.9%
Consumer Staples	4.2%
Information Technology	3.3%
Energy	2.3%
Cash and other assets, less liabilities	1.3%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	62.2%
Mid cap ($1–$5 billion)	24.1%
Small cap (under $1 billion)	12.4%
Cash and other assets, less liabilities	1.3%

BREAKDOWN BY SECURITY
Common Equities	73.4%
Convertible Bonds[3]	22.7%
Preferred Equities	2.6%
Cash and other assets, less liabilities	1.3%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
74	$19.78	$2.3 billion	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.
[2]	India, Australia, the United Kingdom and Japan are not included in the MSCI All Country Far East ex-Japan Index.
[3]	Convertible bonds are not included in the MSCI All Country Far East ex-Japan Index.

PORTFOLIO MANAGER COMMENTARY continued from page 25

and India, it will also continue to seek broad diversification across a range of Asia’s financial markets. In general, the Fund seeks individual investments in Asia from the “bottom up,” investing in companies offering relative stability and securities that represent as close to stable income streams as can be found in a region that remains highly focused on growth.

The Fund’s weightings by country continue to emphasize the four original Asian tigers, namely Hong Kong, Singapore, Taiwan and South

26        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2007, UNLESS OTHERWISE NOTED

Korea. These four countries have achieved income levels that are equivalent to most developed countries in the Western world, and have seen marked improvement in their regulatory standards in the decade that has passed since the Asian financial crisis. During the year, the Fund’s investments in companies domiciled in Hong Kong but with business strategies focused on growth in mainland China (for example the Hang Lung Group, which develops large-scale retail and commercial malls across China) were the standout performers. The weakest returns came from banks such as HSBC, whose focus on Asia was offset by its high-profile exposure to U.S. mortgage lending, and other financial companies impacted by global concerns.

In seeking long-term capital appreciation combined with some current income, the Fund has historically included a number of smaller and medium-sized companies in the portfolio. In our research we look for companies that have historically shown a propensity to pay out a large portion of current earnings in the form of dividends, and the search for yield means we are often attracted to companies when they are somewhat out of favor and therefore offering relatively high current yields. This strategy also encourages us to reduce or sell positions in companies whose stock prices have risen to levels where their yields are no longer high relative to the market. Examples of such activity during the year would include the Fund’s sale of its position in China Travel, a Hong Kong-listed company involved in a range of tourism-related businesses that were considered relatively mature when we added the position a few years ago, but whose stock has been bid up in the search for travel-related investment opportunities ahead of this year’s Olympics. An example of a recent addition in this respect would include the addition to our position in Giordano, a Hong Kong-headquartered regional retailer with strong exposure to China, whose business model has been questioned in recent years as growth has slowed. However, at current share prices, it offers a relatively high yield based on its history of dividend payments.

In the long term we believe that the Fund will meet some of its growth objectives by investing in sectors that are currently small relative to their counterparts in more developed regions. One such area could be the media sector. Because of the dominance of state-sponsored media in many Asian countries, the media industry is relatively small in much of the region. We believe there is a good possibility that over the long term continued deregulation, the advance of digital technologies and further regional integration will benefit the private sector generally, and will particularly benefit some media businesses. The Fund currently has investments in Singapore Press, Hong Kong-based Television Broadcasts and Next Media, and Thailand BEC—all of which offer some current yield.

In general the Fund maintains high exposure to industries in the region that may be considered somewhat mature, but which we continue to believe offer growth prospects in line with local economic growth and a reasonable current yield in the form of dividends. Such industries or sectors include wireless companies in countries including Korea, Taiwan, Singapore and Thailand, as well as electric utility companies in Hong Kong, both of which also have regional investments. Hong Kong’s electric utilities have operated under a fluid and uncertain regulatory environment in recent years and, we believe, will welcome the recently announced changes to the “scheme of control” which dictates the economic returns they may earn on their local investments. We believe these investments remain attractive for their overall potential return characteristics over long periods. The Fund also continues to seek attractive convertible bonds, which feature a combination of credit worthiness, currency protection, current yield and sensitivity to underlying equity movements that warrants inclusion in the portfolio.

800.789.ASIA [2742]    www.matthewsfunds.com        27

    MATTHEWS ASIAN GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTSa

COMMON EQUITIES: 73.4%

	SHARES	VALUE
CHINA/HONG KONG: 23.1%
Hang Seng Bank, Ltd.	3,767,700	$77,123,687
CLP Holdings, Ltd.	7,839,700	53,263,075
Café de Coral Holdings, Ltd.	17,353,100	42,569,099
Hang Lung Group, Ltd.	6,860,000	37,067,839
Television Broadcasts, Ltd.	5,890,000	35,206,342
HongKong Electric Holdings, Ltd.	6,090,500	34,854,874
CITIC Pacific, Ltd.	6,095,000	33,697,013
Giordano International, Ltd.	66,675,000	31,805,319
PCCW, Ltd.	48,711,000	28,790,179
I-CABLE Communications, Ltd.†	129,144,000	26,164,869
ASM Pacific Technology, Ltd.	3,559,500	25,873,177
Hong Kong & China Gas Co., Ltd.	7,775,900	23,686,383
Hang Lung Properties, Ltd.	5,216,920	23,309,480
Vitasoy International Holdings, Ltd.	50,051,000	21,221,447
Next Media, Ltd.	42,670,000	15,079,232
Sa Sa International Holdings, Ltd.	32,652,000	13,262,564
China-Hong Kong Photo Products Holdings, Ltd.	14,998,003	1,497,679

Total China/Hong Kong		524,472,258

SINGAPORE: 15.6%
Singapore Press Holdings, Ltd.	22,741,500	70,607,835
Fraser and Neave, Ltd.	14,832,100	60,087,970
DBS Group Holdings, Ltd.	3,409,000	48,383,871
Parkway Holdings, Ltd.	14,242,200	38,703,986
Ascendas REIT	21,300,000	36,059,112
StarHub, Ltd.	15,336,070	29,775,457
Cerebos Pacific, Ltd.	8,208,000	24,849,350
Singapore Post, Ltd.	27,747,000	21,417,284
Parkway Life REIT[b]	26,137,110	20,518,208
Yellow Pages (Singapore), Ltd.	6,638,000	4,684,267

Total Singapore		355,087,340

	SHARES	VALUE
TAIWAN: 10.3%
Far EasTone Telecommunications Co., Ltd.	41,321,000	$52,108,897
Taiwan Semiconductor Manufacturing Co., Ltd.	26,084,352	49,455,615
Chunghwa Telecom Co., Ltd. ADR	2,009,405	42,418,530
President Chain Store Corp.	13,898,000	36,398,498
Taiwan Secom Co., Ltd.	16,335,779	25,322,735
Cathay Financial Holding Co., Ltd.	9,352,705	19,324,959
Chunghwa Telecom Co., Ltd.[c]	3,073,960	6,791,533
SinoPac Financial Holdings Co., Ltd.	6,811,047	2,540,613

Total Taiwan		234,361,380

SOUTH KOREA: 8.6%
SK Telecom Co., Ltd.	221,578	58,431,222
Hana Financial Group, Inc.	751,889	40,369,675
KT Corp.	505,730	26,312,000
Korea Electric Power Corp.	480,590	20,208,305
KT Corp. ADR	718,800	18,545,040
SK Telecom Co., Ltd. ADR	395,300	11,795,752
Daehan City Gas Co., Ltd.	280,300	11,652,208
Korea Electric Power Corp. ADR	259,750	5,415,787
G11R, Inc.	309,540	3,702,475

Total South Korea		196,432,464

THAILAND: 4.3%
Advanced Info Service Public Co., Ltd.	18,935,000	53,967,999
BEC World Public Co., Ltd.	47,386,400	40,129,284
Thai Reinsurance Public Co., Ltd.	25,672,800	4,649,075

Total Thailand		98,746,358

28        MATTHEWS ASIAN FUNDS

DECEMBER 31, 2007

	SHARES	VALUE
AUSTRALIA: 3.6%
Insurance Australia Group, Ltd.	10,161,357	$36,572,265
AXA Asia Pacific Holdings, Ltd.	5,515,970	35,485,094
Fairfax Media, Ltd.	2,262,260	9,238,093

Total Australia		81,295,452

UNITED KINGDOM: 2.7%
HSBC Holdings PLC ADR	697,500	58,387,725
HSBC Holdings PLC	196,800	3,309,028

Total United Kingdom		61,696,753

INDONESIA: 1.9%
PT Telekomunikasi Indonesia ADR	745,500	31,318,455
PT Tempo Scan Pacific	139,445,000	10,940,755

Total Indonesia		42,259,210

JAPAN: 1.8%
Nippon Building Fund, Inc. REIT	2,865	40,009,199

Total Japan		40,009,199

PHILIPPINES: 1.5%
Globe Telecom, Inc.	899,030	34,011,937

Total Philippines		34,011,937

TOTAL COMMON EQUITIES		1,668,372,351
(Cost $1,212,741,425)

PREFERRED EQUITIES: 2.6%

	SHARES	VALUE
SOUTH KOREA: 2.6%
Hyundai Motor Co., Ltd., Pfd.	566,280	$21,049,991
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	119,550	13,822,740
LG Household & Health Care, Ltd., Pfd.	177,830	12,918,583
Hyundai Motor Co., Ltd., 2nd Pfd.	305,760	11,150,953

Total South Korea		58,942,267

TOTAL PREFERRED EQUITIES		58,942,267
(Cost $19,413,954)

See footnotes on page 31.

800.789.ASIA [2742]    www.matthewsfunds.com        29

    MATTHEWS ASIAN GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTSa (continued)

INTERNATIONAL DOLLAR BONDS: 22.7%

	FACE AMOUNT		VALUE
INDIA: 9.0%
Tata Power Co., Ltd., Cnv.
1.000%, 02/25/10	$15,464,000		$40,337,844
Reliance Communications, Ltd., Cnv.
0.000%, 05/10/11	22,290,000		38,695,440
Ranbaxy Laboratories, Ltd., Cnv.
0.000%, 03/18/11	31,726,000		35,414,147
Tata Motors, Ltd., Cnv.
1.000%, 04/27/11	27,349,000		33,652,945
Housing Development Finance Corp., Cnv.
0.000%, 09/27/10	13,800,000		29,980,500
Sun Pharmaceutical Industries, Ltd., Cnv.
0.000%, 11/26/09	13,269,000		26,007,240

Total India			204,088,116

CHINA/HONG KONG: 6.1%
Hongkong Land CB 2005, Ltd., Cnv.
2.750%, 12/21/12	48,400,000		67,820,500
China Petroleum & Chemical Corp., Cnv.
0.000%, 04/24/14	305,950,000	[d]	52,499,692
Brilliance China Finance, Ltd., Cnv.
0.000%, 06/07/11	14,950,000		17,753,125

Total China/Hong Kong			138,073,317

MALAYSIA: 5.7%
Rafflesia Capital, Ltd., Cnv.
1.250%, 10/04/11	42,100,000		52,730,250
Cherating Capital, Ltd., Cnv.
2.000%, 07/05/12	44,900,000		47,728,700
Prime Venture Labuan, Ltd., Cnv.
1.000%, 12/12/08	11,170,000		17,670,940
YTL Power Finance Cayman, Ltd., Cnv.
0.000%, 05/09/10	9,400,000		11,961,030

Total Malaysia			130,090,920

	FACE AMOUNT	VALUE
SOUTH KOREA: 1.9%
SK Telecom Co., Ltd., Cnv.
0.000%, 05/27/09	$29,430,000	$43,225,313

Total South Korea		43,225,313

TOTAL INTERNATIONAL DOLLAR BONDS		515,477,666
(Cost $397,445,002)

30        MATTHEWS ASIAN FUNDS

DECEMBER 31, 2007

VALUE
TOTAL INVESTMENTS: 98.7%	$2,242,792,284
(Cost $1,629,600,381e)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.3%	30,615,296

NET ASSETS: 100.0%	$2,273,407,580

[a]	Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).
[b]	Non–income producing security
[c]	Illiquid security
[d]	Face amount reflects principal in local currency.
[e]	Cost for Federal income tax purposes is $1,646,176,502 and net unrealized appreciation consists of:

Gross unrealized appreciation	$627,945,780
Gross unrealized depreciation	(31,329,998)

Net unrealized appreciation	$596,615,782

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR	American Depositary Receipt
Cnv.	Convertible
Pfd.	Preferred
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com        31

    MATTHEWS ASIAN TECHNOLOGY FUND

FUND DESCRIPTION	SYMBOL: MATFX

Under normal market conditions, the Matthews Asian Technology Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that derive greater than 50% of their revenues from the sale of products or services in technology-related industries and services. Asia includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam.

Matthews considers technology-related industries and businesses to include, but not be limited to, the following: telecommunications, telecommunications equipment, computers, semiconductors, semiconductor capital equipment, networking, Internet and online service companies, media, office automation, server hardware producers, software companies (e.g., design, consumer and industrial), biotechnology and medical device technology companies, pharmaceuticals and companies involved in the distribution and servicing of these products.

PORTFOLIO MANAGERS	Note: Managers shown reflect changes effective January 1, 2008.
Lead Manager: J. Michael Oh	Co-Managers: Mark W. Headley and Lydia So

PORTFOLIO MANAGER COMMENTARY

For the year ended December 31, 2007, the Matthews Asian Technology Fund advanced 23.74%, outperforming the MSCI/ Matthews Asian Technology Index, which gained 11.02%. After a slow start in the first quarter of 2007, the Asian technology sector had a strong rally in the second and third quarters as prices of key products recovered and demand for consumer electronics, especially in the video gaming industry, remained strong. However, during the fourth quarter, the sector experienced a correction stemming from concerns over the U.S. subprime market fallout. In the midst of this correction, the Fund held up better than its benchmark, posting a 0.72% return for the fourth quarter, while the index fell –2.16%. Throughout the year, demand for Internet services remained strong and the Fund’s holdings in this sector helped the portfolio outperform its peers for the one-year period.

In 2007, the Fund benefited most from its positions in the software and services sector as demand remained strong for various Internet services such as keyword search, multimedia content, social networking and casual games. The overall penetration rate of broadband in Asia, particularly in emerging market countries such as China and India, still remains very low. In more developed countries such as Korea and Japan, growth in the Internet sector remained quite healthy, especially in online search, which gained market share from traditional media.

During the year, the telecommunications sector outperformed the information technology sector by a significant margin in Asia, with robust subscriber growth in China and India contributing to the telecommunications sector’s strong performance.

continued on page 34

32        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2007, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF DECEMBER 31, 2007
Fund Inception: 12/27/99		Average Annual Total Returns
	3 MO	1 YR	3 YRS	5 YRS	SINCE INCEPTION
Matthews Asian Technology Fund	0.72%	23.74%	21.60%	27.33%	0.43%
MSCI/Matthews Asian Technology Index[1]	–2.16%	11.02%	14.14%	17.23%	–5.88%[2]
Lipper Science and Technology Funds Category Average[3]	–2.17%	14.92%	8.98%	16.12%	–7.53%[2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

OPERATING EXPENSES
Net Ratio: Fiscal Year 2007[4]	1.25%
Gross Ratio: Fiscal Year 2007	1.26%
Gross Ratio: Fiscal Year 2006	1.41%

PORTFOLIO TURNOVER[5]
Fiscal Year 2007	33.21%

[1]

The MSCI/Matthews Asian Technology Index is a free float–adjusted market capitalization–weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]	Calculated from 12/31/99.
[3]	Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[4]	Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture of expenses by Advisor. Matthews Asian Funds do not charge 12b-1 fees.
[5]	The lesser of fiscal year-to-date long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com        33

    MATTHEWS ASIAN TECHNOLOGY FUND

TOP TEN HOLDINGS[1]
	COUNTRY	% OF NET ASSETS
Samsung Electronics Co., Ltd.	South Korea	4.5%
NHN Corp.	South Korea	4.3%
Baidu.com, Inc.	China/Hong Kong	4.2%
China Mobile, Ltd.	China/Hong Kong	4.2%
Nintendo Co., Ltd.	Japan	4.0%
Tencent Holdings, Ltd.	China/Hong Kong	3.7%
Sony Corp.	Japan	3.3%
Bharti Airtel, Ltd.	India	2.7%
Mixi, Inc.	Japan	2.6%
JVM Co., Ltd.	South Korea	2.6%
% OF ASSETS IN TOP 10		36.1%

COUNTRY ALLOCATION
China/Hong Kong	29.2%
Japan	25.9%
South Korea	16.7%
India	11.9%
Taiwan	11.1%
Malaysia	1.4%
Thailand	1.3%
Indonesia	1.3%
Cash and other assets, less liabilities	1.2%

SECTOR ALLOCATION
Information Technology	61.3%
Consumer Discretionary	14.6%
Telecommunication Services	12.7%
Industrials	3.9%
Materials	3.4%
Health Care	2.9%
Cash and other assets, less liabilities	1.2%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	66.8%
Mid cap ($1–$5 billion)	19.4%
Small cap (under $1 billion)	12.6%
Cash and other assets, less liabilities	1.2%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
50	$9.80	$252.3 million	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.

PORTFOLIO MANAGER COMMENTARY continued from page 32

The technology hardware and equipment sector proved to be one of the weakest in 2007, in large part due to concerns over declining prices and weak demand for key consumer electronics in the U.S. This sector experienced a roller coaster ride in 2007, as it underper-formed in the first quarter, managed a comeback in the second and third quarters, only to shed most of its gains in the fourth quarter as worries over the U.S. consumer slow-down hit the sector hard. Although, emerging markets such as China, India and Russia are growing quickly, the U.S. still remains the biggest market for technology products and a significant slow-down in the U.S. could negatively impact the Asian technology industry, notably the hardware and electronics manufacturing services sectors. The semiconductor and semiconductor equipment industries were also negatively impacted in 2007 as the price of dynamic random

34        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2007, UNLESS OTHERWISE NOTED

access memory (DRAM) and flash memory products declined. The DRAM industry has been suffering from excessive capacity and subsequent declining prices.

On a company basis, the Fund’s largest contributor to performance during 2007 was Baidu, a Beijing-based Internet company that has a dominant position in China’s keyword search market. Baidu continued to strengthen its leadership position in China, capturing market share from its rivals. NHN, Korea’s Internet search giant, was another strong performer. Now one of Asia’s biggest Internet companies, NHN has also established itself as a leader in the casual games and portal industry in Korea. Looking at the fourth quarter, four of the biggest contributors to Fund performance were Internet companies from China, Korea and Japan.

Over the past few years, the Fund has benefited significantly from its investments in the Asia Pacific region’s Internet sector and the portfolio continues to see good growth opportunities in this area, particularly in China, Korea and Japan. Broadband infrastructure is developing nicely in the region: Japan claims one of the largest fiber-optic networks globally, while China ranks among the highest in number of Internet users worldwide, and now almost half of all blogs written each day are in Asian languages. The growing purchasing power of Asian consumers is also having a positive impact on the demand for high value-added Internet services. The Internet is one area showing the most interesting entrepreneurial companies in the region. For example, Baidu was launched just seven years ago and NHN was started eight years ago. Looking ahead, we expect more opportunities to emerge in this sector. The Fund’s investments in the Internet sector serve to illustrate our strategy of focusing on domestically oriented companies in Asia as Internet companies tend to generate most of their revenues from their home markets.

A few holdings dampened results, including CDNetworks, which develops and provides content delivery network (CDN) services mainly in Korea. The company has been suffering from losses at a subsidiary that provides user-created-content (UCC) online, similar to YouTube in the U.S. Despite its weak performance, we remain positive on CDNetwork’s core business and the general outlook for the CDN industry in Asia.

By country, overall returns were strongest in China and Japan. The Fund’s positions in Japan relatively underperformed during the first half of the year. But during the second half of the year, our holdings in Japanese technology companies regained their losses and finished 2007 on a strong note. China remains one of the key contributors to Fund performance. The Chinese economy has been showing tremendous growth in recent years and domestic Chinese companies, especially Internet companies, have been one of the biggest beneficiaries of this expansion. The worst performing country in the Fund was Taiwan. Taiwanese companies started the year performing relatively well, but during the last quarter, concerns over the U.S. subprime mortgage crisis had a significant impact on the Taiwanese market given the country’s export-oriented nature.

The Fund continues to look for long-term opportunities in a broad range of technology industries it believes are poised to benefit from increasing demand from Asian consumers and overall growth in the Asia Pacific region.

800.789.ASIA [2742]    www.matthewsfunds.com        35

    MATTHEWS ASIAN TECHNOLOGY FUND

SCHEDULE OF INVESTMENTSa

COMMON EQUITIES: 98.8%

	SHARES	VALUE
CHINA/HONG KONG: 29.2%
Baidu.com, Inc. ADR[b]	27,300	$10,657,647
China Mobile, Ltd. ADR	121,000	10,511,270
Tencent Holdings, Ltd.	1,238,000	9,246,462
The9, Ltd. ADR[b]	234,308	4,995,447
Sina Corp.[b]	108,600	4,812,066
Perfect World Co., Ltd. ADR[b]	167,324	4,664,993
Ctrip.com International, Ltd. ADR	79,200	4,551,624
New Oriental Education & Technology Group, Inc. ADR[b]	56,100	4,521,099
Focus Media Holding, Ltd. ADR[b]	66,000	3,749,460
China Communications Services Corp., Ltd. H Shares[b]	3,680,000	3,620,025
Foxconn International Holdings, Ltd.[b]	1,585,000	3,524,762
China High Speed Transmission Equipment Group Co., Ltd.[b]	1,324,000	3,471,372
BYD Electronic (International) Co., Ltd.[b]	1,500,000	2,904,814
ZTE Corp. H Shares	477,200	2,537,299
Alibaba.com, Ltd.[b]	3,000	10,638

Total China/Hong Kong		73,778,978

JAPAN: 25.9%
Nintendo Co., Ltd.	16,985	9,972,777
Sony Corp.	150,800	8,216,017
Mixi, Inc.[b]	490	6,603,868
Yahoo! Japan Corp.	11,635	5,188,608
Nikon Corp.	143,000	4,864,619
KDDI Corp.	584	4,321,059
Canon, Inc. ADR	93,600	4,289,688
Sumco Corp.	149,300	4,246,505
Nitto Denko Corp.	79,100	4,157,249
Sharp Corp.	226,000	4,031,424
Ibiden Co., Ltd.	49,500	3,422,865
Murata Manufacturing Co., Ltd.	54,700	3,141,127
Nomura Research Institute, Ltd.	86,600	2,833,151

Total Japan		65,288,957

	SHARES	VALUE
SOUTH KOREA: 16.7%
Samsung Electronics Co., Ltd.	19,499	$11,475,119
NHN Corp.[b]	45,422	10,831,177
JVM Co., Ltd.	109,002	6,503,060
SSCP Co., Ltd.[b]	130,250	4,360,139
ON*Media Corp.[b]	454,680	3,365,094
CDNetworks Co., Ltd.[b]	184,653	3,135,599
Osstem Implant Co., Ltd.[b]	72,438	2,453,916

Total South Korea		42,124,104

INDIA: 11.9%
Bharti Airtel, Ltd.[b]	277,010	6,928,730
Infosys Technologies, Ltd.	124,362	5,546,938
Glenmark Pharmaceuticals, Ltd.	329,436	4,924,387
Tata Consultancy Services, Ltd.	171,824	4,657,615
Rolta India, Ltd.	250,000	4,488,463
Info Edge India, Ltd.	106,030	3,540,844

Total India		30,086,977

TAIWAN: 11.1%
Hon Hai Precision Industry Co., Ltd.	1,050,261	6,473,264
Epistar Corp.	1,212,643	5,154,421
MediaTek, Inc.	379,970	4,870,399
Taiwan Semiconductor Manufacturing Co., Ltd.	2,322,930	4,404,247
InnoLux Display Corp.	1,228,258	4,094,711
Synnex Technology International Corp.	1,188,000	2,930,103

Total Taiwan		27,927,145

MALAYSIA: 1.4%
Media Prima BHD	4,111,900	3,476,953

Total Malaysia		3,476,953

THAILAND: 1.3%
Advanced Info Service Public Co., Ltd.	1,186,300	3,381,159

Total Thailand		3,381,159

36        MATTHEWS ASIAN FUNDS

DECEMBER 31, 2007

	SHARES	VALUE
INDONESIA: 1.3%
PT Telekomunikasi Indonesia ADR	78,700	$3,306,187

Total Indonesia		3,306,187

TOTAL INVESTMENTS: 98.8%		249,370,460
(Cost $188,205,993c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.2%		2,933,627

NET ASSETS: 100.0%		$252,304,087

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).
b	Non–income producing security
c	Cost for Federal income tax purposes is $188,343,822 and net unrealized appreciation consists of:

Gross unrealized appreciation	$68,602,403
Gross unrealized depreciation	(7,575,765)

Net unrealized appreciation	$61,026,638

ADR	American Depositary Receipt

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com        37

    MATTHEWS CHINA FUND

FUND DESCRIPTION	SYMBOL: MCHFX

Under normal market conditions, the Matthews China Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China. China includes its political, administrative and other districts, such as Hong Kong.

PORTFOLIO MANAGERS	Note: Managers shown reflect changes effective January 1, 2008.
Lead Manager: Richard H. Gao	Co-Managers: Mark W. Headley and Andrew T. Foster

PORTFOLIO MANAGER COMMENTARY

2007 was the Matthews China Fund’s best year in its nine-year history. The Fund posted a 70.14% return for the year, outperforming its benchmark, the MSCI China Index, which gained 66.23%. Additionally, this was the fifth consecutive year that the Fund recorded positive returns.

Chinese equities were extremely strong during the first three quarters of the year, despite some volatile trading periods in February and August. Their performance was driven by a continuing strong economy, vast liquidity in the market and robust corporate earnings growth. At the beginning of the fourth quarter, the market started to correct amid fears of a U.S. slowdown; increasing concerns of further inflation in China also weighed down Chinese shares. Chinese shares corrected down more than 20% from their peak level in late October. Stocks that rely more on external growth and are perceived to be vulnerable to a U.S. and global slowdown declined significantly during the quarter. The Fund held up well in the fourth quarter, declining –1.07%, while the benchmark dropped –3.65%. This was due in part to its reduced exposure to export-oriented stocks and its emphasis on holdings geared toward domestic consumption.

During the year, all major sectors of Chinese equities recorded positive returns. The materials and energy sectors were among the Fund’s top contributors. While the Fund generally invests in sectors and companies that rely on organic growth rather than those that are tied to often unpredictable commodities prices, we believe that China’s dynamic economic growth will require a substantial supply of commodities over the long term. The Fund’s materials sector holdings include one of the country’s largest cement and building materials companies as well as China’s dominant container board manufacturer. In the energy sector, besides the three largest oil explorers and refiners in China, the Fund also invests in a major coal producer and an offshore oil service provider. These companies have gained substantially during the past two years as key beneficiaries of China’s vigorous overall economy.

One of the major factors supporting the strong performance of Chinese equities is robust corporate earnings growth. Over the past year, this was especially true for banks and insurance continued on page 40

38        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2007, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF DECEMBER 31, 2007
Fund Inception: 2/19/98		Average Annual Total Returns
	3 MO	1 YR	3 YRS	5 YRS	SINCE INCEPTION
Matthews China Fund	–1.07%	70.14%	44.19%	38.73%	17.61%
MSCI China Index[1]	–3.65%	66.23%	53.84%	47.40%	7.42%[2]
Lipper China Region Funds Category Average[3]	–3.31%	55.17%	39.06%	36.15%	14.93%[2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

OPERATING EXPENSES
Net Ratio: Fiscal Year 2007[4]	1.17%
Gross Ratio: Fiscal Year 2007	1.18%
Gross Ratio: Fiscal Year 2006	1.27%

PORTFOLIO TURNOVER[5]
Fiscal Year 2007	22.13%

[1]

The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong exchange, and B shares listed on the Shanghai and Shenzhen exchanges. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]	Calculated from 2/28/98.
[3]	Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[4]	Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture of expenses by Advisor. Matthews Asian Funds do not charge 12b-1 fees.
[5]	The lesser of fiscal year-to-date long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com        39

    MATTHEWS CHINA FUND

TOP TEN HOLDINGS[1]
	SECTOR	% OF NET ASSETS
China Mobile, Ltd.	Telecommunication Services	5.4%
Swire Pacific, Ltd.	Financials	3.1%
China National Building Material Co., Ltd.	Materials	3.0%
China Vanke Co., Ltd.	Financials	2.8%
Dongfeng Motor Group Co., Ltd.	Consumer Discretionary	2.7%
China Life Insurance Co., Ltd.	Financials	2.5%
China Shenhua Energy Co., Ltd.	Energy	2.4%
Sina Corp.	Information Technology	2.4%
Hong Kong & China Gas Co., Ltd.	Utilities	2.4%
Ping An Insurance (Group) Co. of China, Ltd.	Financials	2.3%
% OF ASSETS IN TOP 10		29.0%

CHINA EXPOSURE[2]
SAR (Hong Kong)	36.4%
H Share	33.0%
China-affiliated corporations	18.5%
Overseas Limited	5.6%
B Share	4.9%
Cash and other assets, less liabilities	1.6%

SECTOR ALLOCATION
Consumer Discretionary	19.9%
Financials	19.8%
Industrials	14.1%
Information Technology	10.3%
Energy	10.3%
Utilities	7.7%
Telecommunication Services	7.0%
Consumer Staples	5.1%
Materials	4.2%
Cash and other assets, less liabilities	1.6%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	76.8%
Mid cap ($1–$5 billion)	16.5%
Small cap (under $1 billion)	5.1%
Cash and other assets, less liabilities	1.6%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
64	$39.73	$2.3 million	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.
[2]

SAR (Hong Kong) companies are companies that conduct business in Hong Kong and/or mainland China. H Shares are mainland China companies listed on the Hong Kong exchange but incorporated in mainland China. China-affiliated corporations, also known as “Red Chips,” are mainland China companies with partial state ownership listed and incorporated in Hong Kong. Overseas Listed companies are companies that conduct business in mainland China but are listed in overseas markets such as Japan, Singapore, Taiwan and the United States. B Shares are mainland Chinese companies listed on the Shanghai and Shenzhen stock exchanges, available to both Chinese and non-Chinese investors.

PORFOLIO MANAGER COMMENTARY continued from page 38

companies in the portfolio, which saw earnings rise more than 50% in the first half of the year, and are expected to continue to report strong earnings growth for the rest of the year. The majority of this growth is related to

China’s strong domestic stock market, in which insurance companies have direct exposure and from which banks generate fee income. However, Chinese financial companies have also benefited from industry deregulation and

40        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2007, UNLESS OTHERWISE NOTED

growing opportunities in asset management and fee income growth. This is in line with a booming consumer sector in China and is the area the portfolio has continued to overweight.

The Fund has maintained a diversified approach with overweight positions in the financial, consumer and industrial sectors. Although Chinese equities in Hong Kong experienced a deep correction in the fourth quarter, valuations are still at relatively high levels: On average, shares of Hong Kong-listed state-owned Chinese companies (H shares) are now trading at around 23 times current price-earnings (P/E), well above the high single-digit level that was seen in 2003 when the rally first started. Given the surge of Chinese equities, the Fund has tried to strike a balance between growth and valuation. Dongfeng Motor Group, a leading commercial and passenger vehicle manufacturer in China, is a holding in the portfolio, which illustrates our growth-at-a-reasonable-price approach. It has set up three joint ventures with key global automakers in passenger vehicle production, including Nissan, Honda and Peugeot Citroen. Taking advantage of strong relations with these global players, Dongfeng has been rolling out new models aggressively over the past few years. It is now one of the fastest growing auto companies in China with production growth of more than 26% last year. Meanwhile, its stock is still trading in the mid-teens, a level we think is quite reasonable given its market position and growth potential.

Looking ahead, we believe 2008 could be the year in which China finally sees some slowing of its economy, after five years of near double-digit expansion. China’s central bank has stated that fighting inflation is one of its major goals. We expect the government will continue to use more tightening measures such as raising interest rates and bank reserve ratios going forward. Meanwhile, China’s continued surging global trade surplus, up 48% in 2007, put tremendous pressure on its currency to appreciate against the major global currencies last year. The Chinese renminbi appreciated about 7% against the U.S. dollar in 2007. We believe China will allow more currency appreciation this year as the central bank continues to raise interest rates. On the other hand, the global economy seems to be slowing down as a result of significant setbacks in the U.S. credit market. As exports are now playing a bigger role in China’s traditionally investment-driven economy, it has more to lose from a global economic slowdown.

The Fund continues to focus on the growing domestic consumption in China and has very little direct exposure to export-oriented businesses. The average monthly income of workers in Chinese cities and towns has increased substantially—19% in the first three quarters of 2007, according to the People’s Bank of China. Continued improvements to Chinese living standards have translated into more shoppers, as illustrated by surging retail sales of more than 16% in the first 11 months of 2007. We believe the Fund is well positioned to benefit from this emerging consumption trend.

800.789.ASIA [2742]    www.matthewsfunds.com        41

    MATTHEWS CHINA FUND

SCHEDULE OF INVESTMENTSa

COMMON EQUITIES: CHINA/HONG KONG: 98.4%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 19.9%

Hotels, Restaurants & Leisure: 4.2%
Café de Coral Holdings, Ltd.	14,338,100	$35,172,966
China Travel International Investment HK, Ltd.	51,618,000	33,587,474
Shangri-La Asia, Ltd.	9,209,600	28,642,762

		97,403,202

Distributors: 4.1%
Li & Fung, Ltd.	12,107,200	48,268,043
China Resources Enterprise, Ltd.	11,126,000	47,249,143

		95,517,186

Automobiles: 2.6%
Dongfeng Motor Group Co., Ltd. H Shares	88,928,000	62,027,103

Textiles, Apparel & Luxury Goods: 2.1%
Ports Design, Ltd.	8,778,000	30,106,284
Glorious Sun Enterprises, Ltd.	33,994,000	20,598,309

		50,704,593

Specialty Retail: 1.7%
Belle International Holdings, Ltd.	26,355,000	39,428,133

Media: 1.7%
Television Broadcasts, Ltd.	2,542,000	15,194,316
Pico Far East Holdings, Ltd.	49,062,000	13,538,486
Clear Media, Ltd.[b]	10,128,000	10,573,001

		39,305,803

Leisure Equipment & Products: 1.4%
Li Ning Co., Ltd.	8,950,000	32,955,755

Diversified Consumer Services: 1.3%
New Oriental Education & Technology Group, Inc. ADR[b]	374,700	30,197,073

Multiline Retail: 0.8%
Golden Eagle Retail Group, Ltd.	17,277,000	17,893,928

Total Consumer Discretionary		465,432,776

	SHARES	VALUE
FINANCIALS: 19.8%

Real Estate Management & Development: 9.0%
Swire Pacific, Ltd. A Shares	5,349,500	$73,304,835
China Vanke Co., Ltd. B Shares	25,407,480	65,477,423
Hang Lung Group, Ltd.	7,287,000	39,375,123
Agile Property Holdings, Ltd.	18,120,000	32,529,890

		210,687,271

Commercial Banks: 5.9%
China Merchants Bank Co., Ltd. H Shares	12,256,000	49,309,033
BOC Hong Kong Holdings, Ltd.	13,501,500	37,435,950
Bank of Communications Co., Ltd. H Shares	18,915,000	26,008,106
China Construction Bank Corp. H Shares	29,757,000	24,919,543

		137,672,632

Insurance: 4.9%
China Life Insurance Co., Ltd. H Shares	11,580,000	59,190,781
Ping An Insurance (Group) Co. of China, Ltd. H Shares	5,157,000	54,595,410

		113,786,191

Total Financials		462,146,094

42        MATTHEWS ASIAN FUNDS

DECEMBER 31, 2007

	SHARES	VALUE
INDUSTRIALS: 14.1%

Transportation Infrastructure: 4.8%
Beijing Capital International Airport Co., Ltd. H Shares	19,832,000	$33,119,682
China Merchants Holdings International Co., Ltd.	5,104,581	31,254,059
GZI Transport, Ltd.	38,869,000	25,922,149
COSCO Pacific, Ltd.	8,000,000	21,072,091

		111,367,981

Machinery: 2.1%
Shanghai Zhenhua Port Machinery Co., Ltd. B Shares	17,769,606	49,484,390

Industrial Conglomerates: 1.9%
NWS Holdings, Ltd.	13,739,276	43,573,698

Construction & Engineering: 1.8%
China Communications Construction Co., Ltd. H Shares	16,562,000	42,817,377

Electrical Equipment: 1.5%
China High Speed Transmission Equipment Group Co., Ltd.[b]	13,377,000	35,072,914

Airlines: 1.2%
Air China, Ltd. H Shares	18,955,900	27,738,299

Air Freight & Logistics: 0.8%
Sinotrans, Ltd. H Shares	44,164,000	19,255,966

Total Industrials		329,310,625

	SHARES	VALUE
INFORMATION TECHNOLOGY: 10.3%

Internet Software & Services: 4.3%
Sina Corp.[b]	1,289,700	$57,146,607
Tencent Holdings, Ltd.	3,159,000	23,594,163
NetEase.com, Inc. ADR[b]	997,000	18,903,120
Alibaba.com, Ltd.[b]	5,000	17,730

		99,661,620

Computers & Peripherals: 3.2%
Lenovo Group, Ltd.	60,112,000	52,781,171
TPV Technology, Ltd.	31,868,000	23,003,666

		75,784,837

Software: 1.3%
Kingdee International Software Group Co., Ltd.†	25,736,000	19,920,002
The9, Ltd. ADR[b]	532,300	11,348,636

		31,268,638

Communications Equipment: 0.9%
ZTE Corp. H Shares	3,955,800	21,033,206

IT Services: 0.6%
Travelsky Technology, Ltd. H Shares	12,178,000	12,845,799

Total Information Technology		240,594,100

See footnotes on page 45.

800.789.ASIA [2742]    www.matthewsfunds.com        43

    MATTHEWS CHINA FUND

SCHEDULE OF INVESTMENTSa (continued)

COMMON EQUITIES: CHINA/HONG KONG (continued)

	SHARES	VALUE
ENERGY: 10.3%

Oil, Gas & Consumable Fuels: 8.3%
China Shenhua Energy Co., Ltd. H Shares	9,705,000	$57,169,973
CNOOC, Ltd.	32,170,000	54,025,400
China Petroleum & Chemical Corp. (Sinopec) H Shares	31,526,000	46,735,692
PetroChina Co., Ltd. H Shares	20,382,000	35,899,683

		193,830,748

Energy Equipment & Services: 2.0%
China Oilfield Services, Ltd. H Shares	20,798,000	46,448,175

Total Energy		240,278,923

UTILITIES: 7.7%

Independent Power Producers & Energy Traders: 3.4%
Datang International Power Generation Co., Ltd. H Shares	44,310,000	38,951,674
Huaneng Power International, Inc. H Shares	31,338,000	32,441,144
Huaneng Power International, Inc. ADR	213,400	8,813,420

		80,206,238

Gas Utilities: 2.4%
Hong Kong & China Gas Co., Ltd.	18,401,540	56,053,438

Electric Utilities: 1.9%
Cheung Kong Infrastructure Holdings, Ltd.	11,691,500	43,398,710

Total Utilities		179,658,386

	SHARES	VALUE
TELECOMMUNICATION SERVICES: 7.0%

Wireless Telecommunication Services: 5.4%
China Mobile, Ltd.	5,469,083	$95,241,359
China Mobile, Ltd. ADR	359,500	31,229,765

		126,471,124

Diversified Telecommunication Services: 1.6%
China Communications Services Corp., Ltd. H Shares[b]	38,244,000	37,620,714

Total Telecommunication Services		164,091,838

CONSUMER STAPLES: 5.1%

Food Products: 3.3%
Tingyi (Cayman Islands) Holding Corp.	33,163,000	52,939,668
China Yurun Food Group, Ltd.	15,548,000	25,605,417

		78,545,085

Beverages: 1.0%
Tsingtao Brewery Co., Ltd. H Shares	6,913,000	22,934,503

Food & Staples Retailing: 0.8%
Lianhua Supermarket Holdings Co., Ltd. H Shares†	13,648,000	18,190,646

Total Consumer Staples		119,670,234

MATERIALS: 4.2%

Construction Materials: 3.0%
China National Building Material Co., Ltd. H Shares	18,224,000	69,039,675

Paper & Forest Products: 1.2%
Nine Dragons Paper Holdings, Ltd.	10,982,000	27,448,568

Total Materials		96,488,243

44        MATTHEWS ASIAN FUNDS

DECEMBER 31, 2007

VALUE
TOTAL INVESTMENTS: 98.4%	$2,297,671,219
(Cost $1,418,835,367c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.6%	37,730,920

NET ASSETS: 100.0%	$2,335,402,139

[a]	Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).
[b]	Non–income producing security
[c]	Cost for Federal income tax purposes is $1,419,947,203 and net unrealized appreciation consists of:

Gross unrealized appreciation	$888,435,813
Gross unrealized depreciation	(10,711,797)

Net unrealized appreciation	$877,724,016

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR	American Depositary Receipt

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com        45

    MATTHEWS INDIA FUND

FUND DESCRIPTION	SYMBOL: MINDX

Under normal market conditions, the Matthews India Fund, a non-diversified fund, seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

PORTFOLIO MANAGERS
Lead Manager: Andrew T. Foster	Co-Manager: Sharat Shroff, CFA

PORTFOLIO MANAGER COMMENTARY

During the fourth quarter of 2007, the Matthews India Fund returned 22.50%, while its benchmark, the Bombay Stock Exchange 100 Index, rose 25.65%. For the year, the Fund and the index returned 64.13% and 81.41%, respectively. The Fund’s absolute returns during the year have set it ahead of most emerging market peers, and more importantly, the Fund’s returns, should they persist, have been consistent with its objective of long-term capital appreciation.

During the first half of 2007, Indian markets were volatile, and equities generally moved only sideways. By mid-August, major Indian indices were essentially flat for the year, punctuated by several sharp swings along the way. Concerns over growing inflationary pressures in India, combined with fears of spillover effects from U.S. subprime mortgage markets, hampered the market’s progress. Both of these concerns continue to hang over Indian stocks today. However, near the end of August, the market began to rally sharply in anticipation of a presumed rate cut by the U.S. Federal Reserve—and that cut was delivered, as expected, in mid-September. The market then continued a relatively steady climb for the remainder of the year.

During this latter-half rally, energy and commodity stocks led gains. Some mid-cap and small-cap stocks also sustained a period of outperformance. However, market gains were generally quite narrow: Reliance Industries, the most heavily weighted stock in the benchmark, rose 121% in local terms during the year. On its own, it generated about 15% of the market’s returns for the year. Power, resources, metals and materials stocks together accounted for about 40% of the market increase. The Fund, which had through August tracked the market’s movements, began to lag behind the index. Though it benefited from its holdings in smaller companies, this exposure was not enough to keep pace, given the market’s focus on resources, power and commodities. Historically, the Fund has been underweight in these sectors as we find it difficult to identify companies that do not suffer from excessively cyclical business models. These companies may not represent what we believe to be the most attractive aspects of India’s growth, which is the growing consumption in domestic markets across the country, especially for household consumables, durables and services.

India urgently requires more power generation and transmission capabilities, as peak electricity consumption has exceeded the country’s reserves on many occasions. Power projects now rank highly among the infrastructure-related priorities of both the government and the private sector. Nevertheless, investors in some of this sector seem to be ascribing substantial value to projects that have yet to progress beyond the drawing board. Company promoters have found a new mantra in

46        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2007, UNLESS OTHERWISE NOTED

announcing a steady stream of power projects: a subsidiary announces a project, generates investor excitement and raises capital from the market, sometimes via a spin-off initial public offering. Many of the companies engaged in this exercise are not those that investors might expect: Steel companies have erected power plants, materials companies have announced mega power projects and transportation companies have benefited from their captive power continued on page 48

PERFORMANCE AS OF DECEMBER 31, 2007
Fund Inception: 10/31/05		Average Annual Total Returns
	3 MO	1 YR	SINCE INCEPTION
Matthews India Fund	22.50%	64.13%	53.63%
Bombay Stock Exchange 100 Index[1]	25.65%	81.41%	69.80%
Lipper Emerging Markets Funds Category Average[2]	4.41%	36.43%	38.99%

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

OPERATING EXPENSES
Net Ratio: Fiscal Year 2007[3]	1.28%
Gross Ratio: Fiscal Year 2007	1.29%
Gross Ratio: Fiscal Year 2006	1.41%

PORTFOLIO TURNOVER[4]
Fiscal Year 2007	25.59%

[1]

The Bombay Stock Exchange 100 (BSE 100) Index is a free float–adjusted market capitalization–weighted index of the 100 stocks listed on the Bombay Stock Exchange. It is not possible to invest directly in an index. Source: Index data from Bloomberg; total return calculations performed by PFPC Inc.

[2]	Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.
[3]	Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture of expenses by Advisor. Matthews Asian Funds do not charge 12b-1 fees.
[4]	The lesser of fiscal year-to-date long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com        47

    MATTHEWS INDIA FUND

TOP TEN HOLDINGS[1]
	SECTOR	% OF NET ASSETS
Infosys Technologies, Ltd.	Information Technology	4.3%
Dabur India, Ltd.	Consumer Staples	4.1%
Glenmark Pharmaceuticals, Ltd.	Health Care	3.8%
Gail (India), Ltd.	Utilities	3.6%
HDFC Bank, Ltd.	Financials	3.3%
Bharti Airtel, Ltd.	Telecommunication Services	3.3%
Sun Pharmaceutical Industries, Ltd.	Health Care	3.1%
Ashok Leyland, Ltd.	Industrials	3.1%
Axis Bank, Ltd.	Financials	3.0%
Reliance Communications, Ltd.	Telecommunication Services	2.9%
% OF ASSETS IN TOP 10		34.5%

COUNTRY ALLOCATION
India	97.8%
Cash and other assets, less liabilities	2.2%

SECTOR ALLOCATION
Financials	16.6%
Consumer Discretionary	15.5%
Industrials	14.9%
Information Technology	13.9%
Health Care	10.2%
Consumer Staples	9.5%
Telecommunication Services	6.2%
Utilities	6.1%
Energy	4.9%
Cash and other assets, less liabilities	2.2%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	43.3%
Mid cap ($1–$5 billion)	43.8%
Small cap (under $1 billion)	10.7%
Cash and other assets, less liabilities	2.2%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
56	$24.44	$1.3 billion	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.

PORTFOLIO MANAGER COMMENTARY continued from page 47

facilities. All of this suggests that expectations for power projects have trespassed from their fundamentally sound roots into something far more speculative. Though the Fund has exposure to some of the country’s electric utilities and power equipment companies, we have attempted to sidestep this speculation.

Our aim with the Fund is to identify companies that have sound business plans with the capacity to generate sustained returns over longer horizons. We are therefore not afraid to move beyond the first tier of larger-capitalization companies to identify emerging growth stories, irrespective of their industry or sector. Within the industrials sector, Sintex Industries is an example of one such company. The company has paid dividends to its investors for over six decades. In the last six years, its growth has accelerated: Earnings have expanded at a compound rate of over 30%, and now the business is on the verge of a new inflection

48        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2007, UNLESS OTHERWISE NOTED

point. The company began its plastics business as a manufacturer of water storage tanks, but has now spotted another opportunity in a related business. In 1997, the company acquired the technology to build pre-fabricated structures that are ideal for multi-purpose use. The structures have been deployed as classrooms, vending kiosks, construction site shelters, housing for telephone equipment and more. The company’s competitive advantage stems from its integrated business lines and its reach into rural India, allowing it to capitalize on the capital-expenditure/infrastructure cycle currently underway in the country.

That cycle has been facilitated by deeper sources of capital, stronger balance sheets and greater conviction in the outlook for demand. One of the more positive developments of 2007 was the sharp pickup in the flow of capital to Indian entrepreneurs. Only a few years ago, Indian companies would typically raise less than $5 billion a year from all public capital markets. Last year, this figure jumped to $60 billion including a significant boost from foreign investors. In fact, the surge in capital from overseas investors led to a corresponding appreciation in the Indian rupee; this in turn provoked regulators to tighten some of the norms governing the flow of foreign capital into India. To offset this burden, the Securities and Exchange Board of India (SEBI) has streamlined the registration process for foreigners, making it easier to invest in the country. SEBI appears committed to improve the structure of the capital markets in India; for instance, the latest initiative to allow shorting of stocks by institutional investors should improve price discovery. The next challenge is to invigorate the corporate bond market, which will be critical toward raising the $500 billion in estimated requirements for various infrastructure projects.

Even as capital markets in India have grown a great deal in recent years, it is critical to recognize that they still remain small and volatile, and offer less liquidity than might be expected of a country of India’s size and growth potential. Recognition of these conditions has played into the strategy of the Fund—deliberately targeting some of the small- and mid-sized companies with long track records and established business models, but which otherwise might struggle to raise capital from external sources. We believe such companies, which have historically relied upon retained profits or other limited sources of capital, can now fuel their growth in a more sustainable fashion with access to funds from the public marketplace. As a consequence, we have tended to smaller positions in some of India’s larger, more mature businesses—even as some of those companies (e.g., Reliance Industries) have dominated the index’s returns in 2007. We remain committed to building a portfolio that offers exposure to what we believe are India’s best growth companies, regardless of size.

Looking forward, the macroeconomic environment remains a delicately balanced one, despite India’s currently high rate of growth. On one hand, global interest rates may yet trend lower, which may in turn fuel India’s expanded investment, and subsequently could sustain the country’s profit growth. Domestic consumption and demand also appear steady. On the other hand, the impact that current mortgage and securitization woes from the U.S. might have on India are unknown. Furthermore, though inflationary pressures have been remarkably contained to date—helped in no small part by the strong rupee—there is still evidence that pressures are building, just as they have done in China and elsewhere in the world. And above all, India’s market remains very much an “emerging” one: That is to say, its limited liquidity, lower levels of transparency and dependency on foreign capital will likely make it as volatile as ever in the year ahead.

800.789.ASIA [2742]    www.matthewsfunds.com        49

    MATTHEWS INDIA FUND

SCHEDULE OF INVESTMENTSa

COMMON EQUITIES: INDIA: 93.9%

	SHARES	VALUE

INDUSTRIALS: 14.9%

Machinery: 6.4%
Ashok Leyland, Ltd.	31,061,277	$40,549,278
Jain Irrigation Systems, Ltd.	1,281,590	20,812,549
Thermax, Ltd.	690,000	14,167,032
Tata Motors, Ltd. ADR	447,600	8,441,736

		83,970,595

Industrial Conglomerates: 2.8%
Siemens India, Ltd.	503,707	23,891,697
MAX India, Ltd.	1,880,602	12,406,132

		36,297,829

Building Products: 2.4%
Sintex Industries, Ltd.	2,166,834	31,023,458

Construction & Engineering: 2.2%
Larsen & Toubro, Ltd.	281,330	29,450,009

Air Freight & Logistics: 1.1%
Gati, Ltd.	3,180,539	14,846,448

Total Industrials		195,588,339

FINANCIALS: 14.8%

Commercial Banks: 9.9%
HDFC Bank, Ltd.	983,033	42,474,795
Axis Bank, Ltd.	1,599,200	38,810,919
Corporation Bank	3,134,331	33,872,190
Oriental Bank of Commerce	1,850,000	12,976,494
HDFC Bank, Ltd. ADR	10,000	1,304,500

		129,438,898

Real Estate Management & Development: 2.1%
Unitech, Ltd.	2,280,000	27,939,016

Diversified Financial Services: 1.6%
SREI Infrastructure Finance, Ltd.	3,350,000	21,149,900

Capital Markets: 1.2%
IL&FS Investsmart, Ltd.	2,406,457	15,858,251

Total Financials		194,386,065

	SHARES	VALUE

CONSUMER DISCRETIONARY: 14.1%

Media: 5.9%
HT Media, Ltd.	2,497,688	$16,139,303
SunTV Network, Ltd.	1,432,816	14,534,388
Television Eighteen India, Ltd.	769,720	10,344,247
Wire and Wireless India, Ltd.[b]	3,520,454	8,763,244
Dish TV India, Ltd.[b]	2,962,097	7,591,522
Inox Leisure, Ltd.	1,266,527	7,215,639
Zee Entertainment Enterprises, Ltd.	803,908	6,603,623
PVR, Ltd.	739,751	6,400,727

		77,592,693

Automobiles: 2.7%
Mahindra & Mahindra, Ltd.	1,257,500	27,179,412
Hero Honda Motors, Ltd.	446,007	7,801,287

		34,980,699

Multiline Retail: 1.6%
Vishal Retail, Ltd.[b]	845,681	20,807,295

Hotels, Restaurants & Leisure: 1.5%
Indian Hotels Co., Ltd.	4,958,200	19,931,959

Household Durables: 1.4%
Voltas, Ltd.	3,086,750	19,074,295

Textiles, Apparel & Luxury Goods: 1.0%
Titan Industries, Ltd.	319,589	12,520,396

Total Consumer Discretionary		184,907,337

INFORMATION TECHNOLOGY: 13.9%

IT Services: 10.1%
Infosys Technologies, Ltd.	1,237,591	55,200,463
Wipro, Ltd.	2,167,435	28,680,932
HCL-Infosystems, Ltd.	3,493,185	24,855,575
Rolta India, Ltd.	1,234,495	22,163,942
Infosys Technologies, Ltd. ADR	40,000	1,814,400

		132,715,312

Internet Software & Services: 2.0%
Info Edge India, Ltd.	566,727	18,925,701
Sify Technologies, Ltd. ADR[b]	1,294,044	6,832,552

		25,758,253

Software: 1.8%
Financial Technologies (India), Ltd.	359,855	23,674,851

Total Information Technology		182,148,416

50        MATTHEWS ASIAN FUNDS

DECEMBER 31, 2007

	SHARES	VALUE

HEALTH CARE: 10.2%

Pharmaceuticals: 10.2%
Glenmark Pharmaceuticals, Ltd.	3,308,570	$49,456,276
Sun Pharmaceutical Industries, Ltd.	1,354,260	41,042,348
Cipla, Ltd.	7,179,657	38,450,322
Sun Pharma Advanced Research Co., Ltd.[b]	1,094,260	4,403,442

Total Health Care		133,352,388

CONSUMER STAPLES: 8.8%

Personal Products: 5.5%
Dabur India, Ltd.	18,536,659	53,254,080
Marico, Ltd.	11,124,720	19,210,107

		72,464,187

Household Products: 2.8%
Hindustan Unilever, Ltd.	6,712,269	36,150,979

Beverages: 0.5%
Radico Khaitan, Ltd.	1,417,000	6,235,381

Total Consumer Staples		114,850,547

TELECOMMUNICATION SERVICES: 6.2%

Wireless Telecommunication Services: 6.2%
Bharti Airtel, Ltd.[b]	1,719,191	43,001,372
Reliance Communications, Ltd.	2,049,755	38,452,520

Total Telecommunication Services		81,453,892

UTILITIES: 6.1%

Gas Utilities: 3.6%
Gail (India), Ltd.	3,506,501	47,748,484

Electric Utilities: 2.5%
CESC, Ltd.	2,091,117	32,902,303

Total Utilities		80,650,787

ENERGY: 4.9%

Oil, Gas & Consumable Fuels: 4.9%
Reliance Industries, Ltd.	478,371	34,804,444
Chennai Petroleum Corp., Ltd.	2,717,744	29,433,589

Total Energy		64,238,033

TOTAL EQUITIES: INDIA		1,231,575,804
(Cost $737,326,527)

INTERNATIONAL DOLLAR BONDS: 3.9%

	FACE AMOUNT	VALUE

FINANCIALS: 1.8%

Thrifts & Mortgage Finance: 1.8%
Housing Development Finance Corp., Cnv.
0.000%, 09/27/10	$10,800,000	$23,463,000

Total Financials		23,463,000

CONSUMER DISCRETIONARY: 1.4%

Automobiles: 1.4%
Mahindra & Mahindra, Ltd., Cnv.
0.000%, 04/14/11	15,000,000	18,450,000

Total Consumer Discretionary		18,450,000

CONSUMER STAPLES: 0.7%

Beverages: 0.7%
Radico Khaitan, Ltd., Cnv.
3.500%, 07/27/11	7,000,000	8,890,000

Total Consumer Staples		8,890,000

TOTAL INTERNATIONAL DOLLAR BONDS		50,803,000
(Cost $38,232,882)

TOTAL INVESTMENTS: 97.8%		1,282,378,804
(Cost $775,559,409c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.2%		28,692,886

NET ASSETS: 100.0%		$1,311,071,690

[a]	Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).
[b]	Non–income producing security
[c]	Cost for Federal income tax purposes is $791,564,490 and net unrealized appreciation consists of:

Gross unrealized appreciation	$498,391,654
Gross unrealized depreciation	(7,577,340)

Net unrealized appreciation	$490,814,314

ADR	American Depositary Receipt
Cnv.	Convertible

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com        51

    MATTHEWS JAPAN FUND

FUND DESCRIPTION	SYMBOL: MJFOX

Under normal market conditions, the Matthews Japan Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

PORTFOLIO MANAGER
Lead Manager: Taizo Ishida

PORTFOLIO MANAGER COMMENTARY

The Matthews Japan Fund returned –10.96% for 2007, compared with a drop of –4.14% for its benchmark, the MSCI Japan Index. Because the Fund tends to hold more small-cap companies than its benchmark, it under-performed throughout the year in tandem with the performance of small-cap stocks, represented by the Tokyo Stock Exchange Mother’s Index which was down –25% for the year. The Fund’s performance for the fourth quarter, however, proved better than the benchmark, with the Fund showing a –5.03% return versus the benchmark’s –6.07%, as small-cap firms rebounded.

By sector, the Fund’s exposure to health care, consumer discretionary and consumer staples companies helped performance, whereas its holdings in the financials sector were a drag on returns. Financials suffered with large banks declining in connection with U.S. subprime woes. The Fund’s large exposure to real estate did not fare well after Japan revised its Building Standards Law last summer, which tightened rules for the certification of building blueprints and consequently caused construction delays.

2007 was a disappointing year for Japanese stocks, and was the first time in five years that the Tokyo Stock Price Index (TOPIX) showed a year-over-year decline. The year also faltered somewhat in both corporate and government efforts at reform. The sudden resignation in September of Prime Minister Shinzo Abe symbolized the difficulty of smooth political reform, though Japan’s new leader Yasuo Fukuda has so far been a steady hand at the helm.

At the beginning of the year our expectations included a Bank of Japan (BOJ) rate hike, a reversal of 10 years of deflation and eventual appreciation of the yen. What occurred was a single BOJ rate hike in February, though the Consumer Price Index finally climbed above zero by December. Japan’s central bank also reports that the U.S. subprime mortgage crisis is having a greater-than-expected impact on the Japanese economy, delaying the rate hike that was expected from last fall to the fall of 2008. By the end of the year, the yen did in fact show gains, appreciating against the dollar by 6.2%.

While Japanese companies are progressively becoming shareholder-friendly, paying higher dividends and buying back shares, there is still a strong resistance to hostile takeover attempts. This was evident in the highly publicized bid by U.S. hedge fund Steel Partners to acquire continued on page 54

52        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2007, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF DECEMBER 31, 2007
Fund Inception: 12/31/98		Average Annual Total Returns
	3 MO	1 YR	3 YRS	5 YRS	SINCE INCEPTION
Matthews Japan Fund	–5.03%	–10.96%	–1.47%	13.24%	6.59%
MSCI Japan Index[1]	–6.07%	–4.14%	8.59%	15.12%	4.57%
Tokyo Stock Price Index (TOPIX)[2]	–7.04%	–6.32%	6.49%	14.07%	4.61%
Lipper Japanese Funds Category Average[3]	–7.45%	–9.54%	5.33%	12.55%	4.29%

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

OPERATING EXPENSES
Net Ratio: Fiscal Year 2007[4]	1.23%
Gross Ratio: Fiscal Year 2007	1.24%
Gross Ratio: Fiscal Year 2006	1.25%

PORTFOLIO TURNOVER[5]
Fiscal Year 2007	45.51%

[1]

The MSCI Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]

The Tokyo Stock Price Index (TOPIX) is a market capitalization–weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. It is not possible to invest directly in an index. Source: Index data from Bloomberg; total return calculations performed by PFPC Inc.

[3]	Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[4]	Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture of expenses by Advisor. Matthews Asian Funds do not charge 12b-1 fees.
[5]	The lesser of fiscal year-to-date long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com        53

    MATTHEWS JAPAN FUND

TOP TEN HOLDINGS[1]
	SECTOR	% OF NET ASSETS
Benesse Corp.	Consumer Discretionary	3.8%
Unicharm Petcare Corp.	Consumer Staples	3.6%
Nintendo Co., Ltd.	Information Technology	3.5%
Sysmex Corp.	Health Care	3.4%
Sekisui House, Ltd.	Consumer Discretionary	2.7%
Nitori Co., Ltd.	Consumer Discretionary	2.7%
Keyence Corp.	Information Technology	2.6%
Pigeon Corp.	Consumer Staples	2.5%
The Tokyo Star Bank, Ltd.	Financials	2.4%
Nomura Research Institute, Ltd.	Information Technology	2.3%
% OF ASSETS IN TOP 10		29.5%

COUNTRY ALLOCATION
Japan	99.4%
Cash and other assets, less liabilities	0.6%

SECTOR ALLOCATION
Financials	32.5%
Information Technology	20.3%
Consumer Discretionary	13.2%
Industrials	12.9%
Health Care	10.5%
Consumer Staples	6.1%
Materials	3.4%
Telecommunication Services	0.5%
Cash and other assets, less liabilities	0.6%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	43.4%
Mid cap ($1–$5 billion)	31.4%
Small cap (under $1 billion)	24.6%
Cash and other assets, less liabilities	0.6%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
65	$14.55	$166.9 million	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.

PORTFOLIO MANAGER COMMENTARY continued from page 52

Japanese sauce maker Bull-dog Sauce. Despite the attention this case received, the number of takeover cases hit a record level in 2007. Mergers and acquisitions also hit a new high in 2007, driven by deregulation after a law prohibiting foreigners from acquiring Japanese companies through stock transactions was repealed (only cash deals were allowed previously). In 2007, the number of M&A deals involving foreign firms buying Japanese companies spiked to 281, compared to 179 in 2006 and its previous high of 210 in 2004. We expect these transactions will steadily increase in the coming years, and believe buyers will emerge not only from the U.S. and Europe, but also from neighboring Asian countries.

The Fund’s focus continues to be on Japan’s domestic sectors that show good growth prospects. One example is Japan’s booming pet industry: Unicharm Petcare, one of the Fund’s

54        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2007, UNLESS OTHERWISE NOTED

largest holdings, produces and sells an array of healthy food and accessories for dogs and cats of all sizes and ages. Not only are Japanese getting older, but so too are their pets, requiring an array of special products. Unicharm’s revenues have shown double-digit growth and 20% plus earnings growth in the last five years, which is remarkable considering that it has so far been catering only to a domestic market, whereas many Japanese companies have been relying on exports or overseas business to drive growth. The stock was one of the strongest contributors to Fund performance this year.

Another example is Benesse, one of Japan’s largest educational service providers, which also contributed positively to Fund performance. Benesse’s increased focus on its main business in home study programs, or correspondence education, is paying off nicely. Though the number of its student subscribers fell somewhat, higher course prices resulted in good returns for the company. In addition, Berlitz International, Benesse’s language school subsidiary, is doing well and a separate nursing care business is growing as competition is dropping out of the market.

We believe there is growth potential in Japan’s service-related industries. Health care is one such sector. In fact, the Fund’s overweighting in the health care sector positively contributed to performance. Sysmex, one of the largest holdings in the Fund, has grown into a global medical equipment maker and continues to expand operations in North America. It had a very successful European rollout in the last few years, and also has promising growth opportunities in Asia.

This year, the Fund was most negatively impacted by its holdings in the financials sector. This area suffered largely as a result of the U.S. subprime mortgage crisis as well as fading expectations of a BOJ rate hike. On a positive note, regional banks including Joyo, Tokyo Star and Chiba performed well for the Fund as they were sheltered from global concerns.

Last year saw Japan become one of the least expensive equity markets around the globe as more than half of the 4,000 listed stocks appeared to be undervalued. Dividend yields are now above the 10-year Japanese bond yield of 1.5%. Simply put, these are some srtikingly cheap valuations. Many skeptics are saying that Japan is a classic value trap and feel there are no apparent catalysts on the horizon. We would argue that Japan has been changing at its own pace, which may not be bullet-train fast, but is moving along at a decent clip and in the right direction. Companies in general are paying more attention to shareholders, whose ranks are dominated by foreigners and individuals. It is true that Japan’s domestic retail investors have shunned the local market and moved their assets overseas for higher yields and capital gains, but this also implies that their money could eventually find its way back to the domestic stock market once the interest rate spread narrows. The Fund is positioned to take advantage of what we believe is a “structural shift” from savings to investment in Japan in the long term. With total individual financial assets of $15 trillion, of which $7 billion is cash, we believe this market should not be underestimated.

800.789.ASIA [2742]    www.matthewsfunds.com        55

    MATTHEWS JAPAN FUND

SCHEDULE OF INVESTMENTSa

COMMON EQUITIES: JAPAN: 99.4%

	SHARES	VALUE

FINANCIALS: 32.5%

Real Estate Management & Development: 10.7%
Daibiru Corp.	332,300	$3,552,274
Mitsubishi Estate Co., Ltd.	141,000	3,359,317
Funai Zaisan Consultants Co., Ltd.	1,948	3,174,865
Sumitomo Realty & Development Co., Ltd.	106,000	2,592,344
JOINT Corp.	96,400	1,858,384
Shoei Co., Ltd.	113,080	1,523,453
Kenedix, Inc.	666	1,055,122
Creed Corp.	333	665,189

		17,780,948

Commercial Banks: 9.4%
The Tokyo Star Bank, Ltd.	1,272	4,007,136
The Chiba Bank, Ltd.	435,000	3,500,170
The Sumitomo Trust & Banking Co., Ltd.	529,000	3,486,505
The Joyo Bank, Ltd.	518,000	2,895,015
Mitsubishi UFJ Financial Group, Inc.	98,430	928,188
Mizuho Financial Group, Inc.	185	881,238

		15,698,252

Real Estate Investment Trusts: 5.8%
Japan Logistics Fund, Inc. REIT	481	3,465,550
Tokyu REIT, Inc.	200	1,869,055
United Urban Investment Corp., REIT	273	1,829,744
Global One Real Estate Investment Corp., REIT	111	1,357,419
Nomura Real Estate Office Fund, Inc., REIT	131	1,232,758

		9,754,526

Capital Markets: 3.4%
Ichiyoshi Securities Co., Ltd.	369,200	3,328,047
GCA Holdings Corp.	551	2,408,687

		5,736,734

Insurance: 2.3%
The Fuji Fire & Marine Insurance Co., Ltd.	1,440,000	3,851,009

Consumer Finance: 0.9%
ORIX Corp.	8,610	1,448,092

Total Financials		54,269,561

	SHARES	VALUE

INFORMATION TECHNOLOGY: 20.3%

Electronic Equipment & Instruments: 9.0%
Keyence Corp.	17,870	$4,388,329
Murata Manufacturing Co., Ltd.	62,700	3,600,523
Hoya Corp.	85,600	2,708,312
Nidec Corp.	34,200	2,471,025
Ohara, Inc.	113,900	1,821,149

		14,989,338

Software: 4.2%
Nintendo Co., Ltd.	9,815	5,762,897
NSD Co., Ltd.	99,100	1,305,623

		7,068,520

IT Services: 2.3%
Nomura Research Institute, Ltd.	119,700	3,916,030

Internet Software & Services: 2.1%
Yahoo! Japan Corp.	7,680	3,424,882

Computers & Peripherals: 1.6%
Melco Holdings, Inc.	172,500	2,700,368

Semiconductors & Semiconductor Equipment: 0.9%
Sumco Corp.	54,200	1,541,598

Office Electronics: 0.2%
Canon, Inc. ADR	5,750	263,522

Total Information Technology		33,904,258

CONSUMER DISCRETIONARY: 13.2%

Specialty Retail: 4.8%
Nitori Co., Ltd.	92,400	4,428,239
Point, Inc.	70,090	3,544,844

		7,973,083

Diversified Consumer Services: 3.8%
Benesse Corp.	150,700	6,376,887

Household Durables: 3.0%
Sekisui House, Ltd.	421,000	4,499,803
Sony Corp. ADR	8,200	445,260

		4,945,063

Auto Components: 1.0%
Takata Corp.	57,600	1,657,464

56        MATTHEWS ASIAN FUNDS

DECEMBER 31, 2007

	SHARES	VALUE

Multiline Retail: 0.5%
The Daiei, Inc.[b]	171,050	$899,553

Automobiles: 0.1%
Toyota Motor Corp. ADR	1,700	180,489

Total Consumer Discretionary		22,032,539

INDUSTRIALS: 12.9%

Machinery: 4.4%
Mitsubishi Heavy Industries, Ltd.	648,000	2,753,570
OSG Corp.	205,100	2,227,721
OKUMA Corp.	117,000	1,238,170
Takeuchi Manufacturing Co., Ltd.	28,700	1,124,955

		7,344,416

Commercial Services & Supplies: 3.8%
Park24 Co., Ltd.	325,500	2,512,110
Secom Co., Ltd.	36,800	2,009,053
Daiseki Co., Ltd.	59,900	1,790,672

		6,311,835

Road & Rail: 1.4%
East Japan Railway Co.	286	2,352,503

Airlines: 1.4%
Japan Airlines Corp.[b]	1,016,000	2,304,040

Trading Companies & Distributors: 1.1%
Mitsubishi Corp.	70,900	1,918,886

Construction & Engineering: 0.8%
JGC Corp.	78,000	1,337,404

Total Industrials		21,569,084

HEALTH CARE: 10.5%

Health Care Equipment & Supplies: 8.6%
Sysmex Corp.	136,000	5,754,392
Nakanishi, Inc.	28,300	3,660,520
Terumo Corp.	67,800	3,534,603
ASAHI INTECC Co., Ltd.	69,700	1,470,270

		14,419,785

Pharmaceuticals: 1.9%
Takeda Pharmaceutical Co., Ltd.	54,000	3,154,726

Total Health Care		17,574,511

	SHARES	VALUE

CONSUMER STAPLES: 6.1%

Food Products: 3.6%
Unicharm Petcare Corp.	116,000	$5,993,505

Household Products: 2.5%
Pigeon Corp.	251,300	4,209,589

Total Consumer Staples		10,203,094

MATERIALS: 3.4%

Chemicals: 1.6%
Nitto Denko Corp.	50,100	2,633,100

Metals & Mining: 0.9%
Nippon Steel Corp.	249,000	1,524,114

Construction Materials: 0.9%
Taiheiyo Cement Corp.	624,000	1,474,023

Total Materials		5,631,237

TELECOMMUNICATION SERVICES: 0.5%

Wireless Telecommunication Services: 0.5%
KDDI Corp.	102	754,705

Total Telecommunication Services		754,705

TOTAL INVESTMENTS: 99.4%		165,938,989
(Cost $183,223,654c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.6%		921,242

NET ASSETS: 100.0%		$166,860,231

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).
b	Non–income producing security
c	Cost for Federal income tax purposes is $183,915,547 and net unrealized depreciation consists of:

Gross unrealized appreciation	$11,499,649
Gross unrealized depreciation	(29,476,207)

Net unrealized depreciation	$(17,976,558)

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com        57

    MATTHEWS KOREA FUND

FUND DESCRIPTION	SYMBOL: MAKOX

Under normal market conditions, the Matthews Korea Fund, a non-diversified fund, seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

PORTFOLIO MANAGERS	Note: Managers shown reflect changes effective January 1, 2008.
Lead Manager: J. Michael Oh	Co-Managers: Mark W. Headley and Michael B. Han

PORTFOLIO MANAGER COMMENTARY

For the year ended December 31, 2007, the Matthews Korea Fund gained 18.90%, under-performing its benchmark the Korea Composite Stock Price Index (KOSPI) which gained 31.79%. After a slight decline in the first quarter, the Korean equity market performed strongly in the second and third quarters. Then in the fourth quarter, the market corrected due to a worsening global macro environment that followed concerns over the U.S. subprime mortgage crisis and rising oil prices. The Fund held up better than its benchmark in the fourth quarter, delivering a –0.58% return, while the KOSPI fell –4.70%.

During 2007, domestic institutions became increasingly interested in the equity market while foreign investors remained net sellers of Korean equities. Despite the appreciation of Korea’s currency (the won), exports showed stronger-than-expected growth during the year, mainly on the back of robust overseas orders for ships, autos and semiconductors. Domestic consumer sentiment remained weak throughout the year but at times showed slight signs of improvement—during the last three months department store sales were somewhat higher than the prior year’s sales.

On April 2, 2007, the U.S. and South Korea reached a free-trade accord that could have a major impact on trade between the two countries. If the agreement is ratified, it will be the largest for the U.S. since the 1994 North American Free Trade Agreement. In 2006, total trade between the U.S. and South Korea was approximately US$77 billion. The U.S. and South Korean governments had hoped to ratify the agreement by the end of the year, but were delayed to 2008. We believe that if ratified, the agreement will have a positive long-term impact on the Korean economy even though the short-term impact could be mixed in some sectors.

The Fund underperformed the KOSPI for the year primarily due to its underweight positions in the shipbuilding and steel sectors, which both had strong years. The Fund has historically avoided these industries given their cyclical, commodity-oriented nature, as we believe forward earnings for these companies continued on page 60

58        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2007, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF DECEMBER 31, 2007
Fund Inception: 1/3/95		Average Annual Total Returns
	3 MO	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Matthews Korea Fund	–0.58%	18.90%	28.72%	28.54%	28.73%	7.71%
Korea Composite Stock Price Index (KOSPI)[1]	–4.70%	31.79%	33.30%	31.25%	23.68%	3.97%[2]
Lipper Pacific ex-Japan Funds Category Average[3]	0.93%	37.67%	30.31%	30.16%	14.25%	9.71%[2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

OPERATING EXPENSES
Net Ratio: Fiscal Year 2007[4]	1.21%
Gross Ratio: Fiscal Year 2007	1.21%
Gross Ratio: Fiscal Year 2006	1.30%

PORTFOLIO TURNOVER[5]
Fiscal Year 2007	24.20%

[1]

The Korea Composite Stock Price Index (KOSPI) is a market capitalization–weighted index of all common stocks listed on the Korea Stock Exchange. It is not possible to invest directly in an index. Source: Index data from Bloomberg; total return calculations performed by PFPC Inc.

[2]	Calculated from 12/31/94.
[3]	Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[4]	Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture of expenses by Advisor. Matthews Asian Funds do not charge 12b-1 fees.
[5]	The lesser of fiscal year-to-date long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com        59

    MATTHEWS KOREA FUND

TOP TEN HOLDINGS[1]
	SECTOR	% OF NET ASSETS
Samsung Electronics Co., Ltd.	Information Technology	8.2%
SK Telecom Co., Ltd.	Telecommunication Services	5.3%
Hana Financial Group, Inc.	Financials	4.9%
NHN Corp.	Information Technology	4.6%
Samsung Securities Co., Ltd.	Financials	4.4%
Kookmin Bank	Financials	4.3%
Samsung Fire & Marine Insurance Co., Ltd.	Financials	4.2%
Shinhan Financial Group Co., Ltd.	Financials	4.2%
Hanmi Pharmaceutical Co., Ltd.	Health Care	3.7%
Amorepacific Corp.	Consumer Staples	3.5%
% OF ASSETS IN TOP 10		47.3%

COUNTRY ALLOCATION
South Korea	99.2%
Cash and other assets, less liabilities	0.8%

SECTOR ALLOCATION
Financials	25.9%
Information Technology	14.8%
Industrials	12.9%
Consumer Discretionary	10.8%
Health Care	10.8%
Consumer Staples	10.3%
Telecommunication Services	6.9%
Energy	4.0%
Materials	2.8%
Cash and other assets, less liabilities	0.8%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	55.9%
Mid cap ($1–$5 billion)	26.0%
Small cap (under $1 billion)	17.3%
Cash and other assets, less liabilities	0.8%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
43	$6.56	$250.4 million	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.

PORTFOLIO MANAGER COMMENTARY continued from page 58

are difficult to forecast. Additionally, the Fund’s overweight exposure to the consumer and health care sectors hurt performance. The health care sector has been a solid performer over the past few years but came under pressure from expectations that the free trade agreement with the U.S. would negatively impact Korean pharmaceutical companies by increasing foreign competition and potentially delaying the release of new products by Korean generic drug makers. The actual growth of the generic drug market, however, remained healthy. During the year, poor domestic sentiment also hindered the performance of consumer-related companies.

The Fund’s best-performing sector for the year was financials. While a strong equity market

60        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2007, UNLESS OTHERWISE NOTED

drove the brokerage industry’s rally during 2007, during the second quarter a stronger catalyst came from legislation known as the Capital Market Consolidation Act (CMCA). The CMCA is expected to speed up the restructuring of Korea’s domestic brokerage sector and foster the development of more sophisticated financial firms akin to U.S. investment banks. Brokerage firms are expected to be the biggest beneficiaries of this reform. Conversely, the Fund’s holdings in the telecommunication sector were a drag on performance for the year; however, the portfolio’s telecom stocks were able to regain some ground in the fourth quarter.

On a company basis, the biggest contribution came from NHN, the dominant player in the Internet search, casual games and portal industry. With a strong growth outlook and an increasing market share in search, it posted a strong performance for the year. Samsung Securities, a firm that offers investors comprehensive financials services, was also a strong contributor to Fund performance. Samsung Securities benefited from increased liquidity in the equity market and positive expectations resulting from the enactment of the CMCA.

On the other hand, CDNetworks was the Fund’s worst performer for the year. CDNetworks develops and provides content delivery network (CDN) services primarily in Korea. The company has been suffering from losses at a subsidiary that provides user-created-content (UCC) online—similar to YouTube in the U.S. Samsung Electronics also hurt the Fund’s results: The prices of dynamic random access memory (DRAM) products dipped, and increased competition in the handset business contributed to its poor performance.

The relationship between North and South Korea improved during the fourth quarter. In early October, South Korean President Roh Moo-hyun visited North Korea to meet with the country’s leader, Kim Jong-il. This was the second summit between the two countries. The first meeting took place in June 2000 when President Kim Dae-jung visited North Korea. During the meeting in October, the two leaders agreed to seek a formal end to the Korean War. They also agreed on various other measures that would gradually improve relations between the two historically rival nations.

On December 19, South Koreans elected a new president, Lee Myung-bak, in a historic landslide victory. President-elect Lee is expected to be more business-friendly and growth-focused than the country’s current president. Among Lee’s election pledges were promises to achieve annual economic growth of 7%, increased per capita income of US$40,000 and a global ranking as the 7th largest economy by 2017.

The Fund’s core focus remains on the consumer, financial and information technology sectors. We believe that in the long term, these sectors will create more stable value and returns for the Fund’s shareholders.

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    MATTHEWS KOREA FUND

SCHEDULE OF INVESTMENTSa

COMMON EQUITIES: SOUTH KOREA: 98.5%

	SHARES	VALUE

FINANCIALS: 25.9%

Commercial Banks: 13.4%
Hana Financial Group, Inc.	227,790	$12,230,274
Shinhan Financial Group Co., Ltd.	183,448	10,406,052
Kookmin Bank	130,835	9,616,491
Kookmin Bank ADR	16,339	1,197,975

		33,450,792

Capital Markets: 8.3%
Samsung Securities Co., Ltd.	114,327	10,901,813
Kiwoom.com Securities Co., Ltd.	92,750	6,266,571
Korea Investment Holdings Co., Ltd.	43,413	3,695,820

		20,864,204

Insurance: 4.2%
Samsung Fire & Marine Insurance Co., Ltd.	38,847	10,455,414

Total Financials		64,770,410

INFORMATION TECHNOLOGY: 14.8%

Semiconductors & Semiconductor Equipment: 8.2%
Samsung Electronics Co., Ltd.	34,867	20,519,154

Internet Software & Services: 6.0%
NHN Corp.[b]	47,881	11,417,541
CDNetworks Co., Ltd.[b]	211,041	3,583,695

		15,001,236

Office Electronics: 0.6%
Sindo Ricoh Co., Ltd.	21,342	1,477,717

Total Information Technology		36,998,107

	SHARES	VALUE

INDUSTRIALS: 12.9%

Construction & Engineering: 3.9%
GS Engineering & Construction Corp.	26,932	$4,428,692
Samsung Engineering Co., Ltd.	41,210	4,077,682
Hyundai Development Co.	12,199	1,179,293

		9,685,667

Industrial Conglomerates: 3.2%
Orion Corp.	18,490	4,909,109
Samsung Techwin Co., Ltd.	71,910	3,183,142

		8,092,251

Commercial Services & Supplies: 3.1%
S1 Corp.	128,125	7,678,362

Machinery: 2.7%
JVM Co., Ltd.	113,754	6,786,565

Total Industrials		32,242,845

HEALTH CARE: 10.8%

Pharmaceuticals: 9.8%
Hanmi Pharmaceutical Co., Ltd.	52,782	9,234,904
Daewoong Pharmaceutical Co., Ltd.	78,670	7,743,939
Yuhan Corp.	35,066	7,568,226

		24,547,069

Health Care Equipment & Supplies: 1.0%
Osstem Implant Co., Ltd.[b]	71,339	2,416,686

Total Health Care		26,963,755

CONSUMER STAPLES: 10.3%

Food & Staples Retailing: 5.2%
Shinsegae Co., Ltd.	9,486	7,309,897
Shinsegae Food Co., Ltd.	62,465	5,648,583

		12,958,480

Personal Products: 3.5%
Amorepacific Corp.	11,774	8,879,859

Beverages: 1.6%
Hite Brewery Co., Ltd.	26,715	4,039,021

Total Consumer Staples		25,877,360

62        MATTHEWS ASIAN FUNDS

DECEMBER 31, 2007

	SHARES	VALUE

CONSUMER DISCRETIONARY: 10.1%

Media: 3.5%
Cheil Communications, Inc.	16,152	$4,841,070
ON*Media Corp.[b]	539,530	3,993,070

		8,834,140

Automobiles: 2.2%
Hyundai Motor Co., Ltd.	71,039	5,384,056

Multiline Retail: 2.6%
Hyundai Department Store Co., Ltd.	51,820	6,530,698

Auto Components: 1.7%
Hankook Tire Co., Ltd.	222,250	4,210,707

Internet & Catalog Retail: 0.1%
GS Home Shopping, Inc.	4,577	326,497

Total Consumer Discretionary		25,286,098

TELECOMMUNICATION SERVICES: 6.9%

Wireless Telecommunication Services: 5.3%
SK Telecom Co., Ltd.	39,554	10,430,587
SK Telecom Co., Ltd. ADR	98,400	2,936,256

		13,366,843

Diversified Telecommunication Services: 1.6%
KT Corp.	51,400	2,674,227
KT Corp. ADR	49,600	1,279,680

		3,953,907

Total Telecommunication Services		17,320,750

ENERGY: 4.0%

Oil, Gas & Consumable Fuels: 4.0%
GS Holdings Corp.	122,890	7,540,906
S-Oil Corp.	31,696	2,661,910

Total Energy		10,202,816

	SHARES	VALUE

MATERIALS: 2.8%

Chemicals: 2.5%
LG Chem, Ltd.	33,680	$3,185,969
SSCP Co., Ltd.[b]	92,879	3,109,139

		6,295,108

Metals & Mining: 0.3%
POSCO ADR	4,300	646,763

Total Materials		6,941,871

TOTAL COMMON EQUITIES: 98.5%		246,604,012
(Cost $142,669,749)

PREFERRED EQUITIES: SOUTH KOREA 0.7%

CONSUMER DISCRETIONARY: 0.7%

Automobiles: 0.7%
Hyundai Motor Co., Ltd., Pfd.	49,600	1,843,751

TOTAL PREFERRED EQUITIES		1,843,751
(Cost $586,554)

TOTAL INVESTMENTS: 99.2%		248,447,763
(Cost $143,256,303c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.8%		1,973,666

NET ASSETS: 100.0%		$250,421,429

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).
b	Non–income producing security
c	Cost for Federal income tax purposes is $143,418,329 and net unrealized appreciation consists of:

Gross unrealized appreciation	$109,596,687
Gross unrealized depreciation	(4,567,253)

Net unrealized appreciation	$105,029,434

ADR	American Depositary Receipt
Pfd.	Preferred

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com        63

    DISCLOSURE OF FUND EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s operating expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual operating expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Operating Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled “Operating Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before operating expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the operating expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Funds assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts and retirement plans that cannot currently implement the redemption fee. While these exceptions exist, the Funds are not accepting any new accounts which cannot implement the redemption fee. In addition, the Funds are actively discussing a schedule for implementation of the fee with these providers.

For more information on this policy, please see the Funds’ prospectus.

The Matthews Asian Funds do not charge any sales loads, exchange fees, or 12b-1 fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

64        MATTHEWS ASIAN FUNDS

DECEMBER 31, 2007

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expense Ratio[1]	Expenses Paid During Period 7/1/07–12/31/07[2]
Matthews Asia Pacific Fund
Actual Fund Return	$1,000.00	$1,039.90	1.21%	$6.19
Hypothetical 5% Return	$1,000.00	$1,019.00	1.21%	$6.12

Matthews Asia Pacific Equity Income Fund
Actual Fund Return	$1,000.00	$1,065.40	1.35%	$6.99
Hypothetical 5% Return	$1,000.00	$1,018.30	1.35%	$6.83

Matthews Pacific Tiger Fund
Actual Fund Return	$1,000.00	$1,153.70	1.09%	$5.88
Hypothetical 5% Return	$1,000.00	$1,019.60	1.09%	$5.52

Matthews Asian Growth and Income Fund
Actual Fund Return	$1,000.00	$1,089.40	1.15%	$6.02
Hypothetical 5% Return	$1,000.00	$1,019.30	1.15%	$5.82

Matthews Asian Technology Fund
Actual Fund Return	$1,000.00	$1,109.90	1.25%	$6.61
Hypothetical 5% Return	$1,000.00	$1,018.80	1.25%	$6.33

Matthews China Fund
Actual Fund Return	$1,000.00	$1,317.50	1.17%	$6.80
Hypothetical 5% Return	$1,000.00	$1,019.20	1.17%	$5.92

Matthews India Fund
Actual Fund Return	$1,000.00	$1,388.00	1.28%	$7.66
Hypothetical 5% Return	$1,000.00	$1,018.65	1.28%	$6.48

Matthews Japan Fund
Actual Fund Return	$1,000.00	$911.50	1.21%	$5.80
Hypothetical 5% Return	$1,000.00	$1,019.00	1.21%	$6.12

Matthews Korea Fund
Actual Fund Return	$1,000.00	$1,053.70	1.17%	$6.02
Hypothetical 5% Return	$1,000.00	$1,019.20	1.17%	$5.92

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Operating expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

800.789.ASIA [2742]    www.matthewsfunds.com        65

    STATEMENTS OF ASSETS AND LIABILITIES

	Matthews Asia Pacific Fund	Matthews Asia Pacific Equity Income Fund	Matthews Pacific Tiger Fund
Assets:
Investments at value (A) (Note 1-A and 5):
Unaffiliated issuers	$463,022,188	$79,362,174	$3,472,962,904
Affiliated issuers	8,654,278	—	324,049,541

Total investments	471,676,466	79,362,174	3,797,012,445
Cash	—	2,421,568	—
Foreign currency at value (B)	1	2	—
Dividends and interest receivable	430,694	196,522	5,661,286
Receivable for securities sold	1,747,795	—	15,891,441
Receivable for capital shares sold	501,958	483,839	3,005,612
Prepaid expenses and other assets	21,411	14,689	13,334

Total assets	474,378,325	82,478,794	3,821,584,118

Liabilities:
Payable for securities purchased	173,705	631,492	—
Payable for capital shares redeemed	1,261,639	128,003	4,530,880
Cash overdraft	1,338,296	—	6,452,002
Deferred tax liability (Note 1-C)	—	—	—
Due to Advisor (Note 3)	258,686	42,474	2,045,705
Administration and accounting fees payable	6,471	1,063	51,165
Administration and shareholder servicing fees payable	94,566	13,313	667,906
Custodian fees payable	43,530	13,427	525,212
Transfer agent fees payable	66,884	8,621	351,231
Accrued expenses payable	80,082	16,346	245,546

Total liabilities	3,323,859	854,739	14,869,647

Net Assets	$471,054,466	$81,624,055	$3,806,714,471

Shares Outstanding:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)	27,246,918	6,801,897	136,616,819

Net asset value, offering price and redemption price	$17.29	$12.00	$27.86

Net Assets Consist of:
Capital paid-in	$374,832,359	$76,444,464	$2,256,947,995
Undistributed/accumulated net investment income (loss)	—	(40,415)	(220,414)
Undistributed/accumulated net realized gain (loss) on investments and foreign currency related transactions	12,555,587	87,403	163,699,792
Net unrealized appreciation/depreciation on investments, foreign currency transactions and deferred taxes	83,666,520	5,132,603	1,386,287,098

Net Assets	$471,054,466	$81,624,055	$3,806,714,471

(A) Investments at cost:
Unaffiliated issuers	$376,114,174	$74,230,040	$2,156,720,915
Affiliated issuers	11,898,681	—	254,023,357

Total investments at cost	$388,012,855	$74,230,040	$2,410,744,272

(B) Foreign currency at cost	—	$2	—

See accompanying notes to financial statements.

66        MATTHEWS ASIAN FUNDS

DECEMBER 31, 2007

Matthews Asian Growth and Income Fund	Matthews Asian Technology Fund	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund

$2,216,627,415	$249,370,460	$2,259,560,571	$1,282,378,804	$165,938,989	$248,447,763
26,164,869	—	38,110,648	—	—	—
2,242,792,284	249,370,460	2,297,671,219	1,282,378,804	165,938,989	248,447,763
9,180,125	2,593,654	39,519,007	27,529,507	—	302,073
12,504,435	42	—	660,240	—	—
8,800,412	149,662	801,587	725,018	282,765	2,318,077
1,133,695	—	—	—	12,224,590	22,681
3,415,790	2,169,961	17,085,257	9,701,019	789,774	477,664
13,038	21,432	101,035	47,002	16,248	9,411
2,277,839,779	254,305,211	2,355,178,105	1,321,041,590	179,252,366	251,577,669

31,574	1,284,205	10,787,685	3,012,458	—	—
1,975,424	439,669	6,690,441	2,783,262	10,752,564	864,162
—	—	—	—	1,392,523	—
—	—	—	2,706,668	—	—
1,216,488	133,838	1,256,817	660,263	103,360	135,777
30,437	3,348	31,424	16,521	2,586	3,397
451,443	45,175	435,323	214,277	41,297	49,326
219,731	28,889	206,574	239,402	10,839	23,274
305,863	28,789	269,845	118,163	35,226	38,642
201,239	37,211	97,857	218,886	53,740	41,662
4,432,199	2,001,124	19,775,966	9,969,900	12,392,135	1,156,240
$2,273,407,580	$252,304,087	$2,335,402,139	$1,311,071,690	$166,860,231	$250,421,429

114,919,369	25,746,316	58,786,552	53,649,515	11,466,093	38,186,042
$19.78	$9.80	$39.73	$24.44	$14.55	$6.56

$1,629,511,076	$202,863,660	$1,349,000,926	$806,917,600	$182,152,451	$136,510,937
(16,598,803)	—	668,271	(11,651,777)	(287,607)	1,662,858

47,213,917	(11,724,578)	106,897,937	11,675,436	2,277,359	7,045,600

613,281,390	61,165,005	878,835,005	504,130,431	(17,281,972)	105,202,034
$2,273,407,580	$252,304,087	$2,335,402,139	$1,311,071,690	$166,860,231	$250,421,429

$1,593,650,660	$188,205,993	$1,389,994,000	$775,559,409	$183,223,654	$143,256,303
35,949,721	—	28,841,367	—	—	—
$1,629,600,381	$188,205,993	$1,418,835,367	$775,559,409	$183,223,654	$143,256,303
$12,447,552	$42	—	$660,491	—	—

800.789.ASIA [2742]    www.matthewsfunds.com        67

    STATEMENTS OF OPERATIONS

	Matthews Asia Pacific Fund	Matthews Asia Pacific Equity Income Fund	Matthews Pacific Tiger Fund

Investment Income:
Dividends – Unaffiliated issuers (Note 1-F)	$9,124,235	$2,569,328	$81,350,406
Dividends – Affiliated issuers (Note 5)	34,195	—	4,852,446
Interest	73,073	3,959	454,457
Foreign withholding tax	(705,089)	(187,644)	(6,282,876)
Total investment income	8,526,414	2,385,643	80,374,433

Expenses:
Investment advisory fees (Note 3)	3,260,012	403,018	24,797,262
Administration and accounting fees	96,422	11,322	725,946
Administration and shareholder servicing fees (Note 3)	1,149,156	125,422	8,116,639
Custodian fees	150,040	43,375	1,566,782
Insurance fees	6,972	101	52,136
Organization fees (Note 1-D )	—	65,868	—
Printing fees	243,628	11,968	707,316
Professional fees	56,947	37,649	160,308
Registration fees	23,682	18,554	43,780
Transfer agent fees	649,388	87,262	3,557,334
Trustees fees	21,608	1,950	143,395
Other expenses	69,020	28,474	136,743
Total expenses	5,726,875	834,963	40,007,641

Advisory fees waived, shareholder servicing fees waived, and expenses waived or reimbursed (Note 3)	(36,898)	(14,699)	(266,338)
Net expenses	5,689,977	820,264	39,741,303
Net Investment Income (Loss)	2,836,437	1,565,379	40,633,130

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Related Transactions and Deferred Taxes:
Net realized gain on investments – Unaffiliated Issuers	54,447,892	3,393,668	635,395,491
Net realized gain (loss) on investments – Affiliated Issuers	2,610,908	—	(15,605,441)
Net realized capital gains tax	(1,097,407)	(13,426)	(3,331,461)
Net realized gain (loss) on foreign currency related transactions	67,110	(16,879)	73,659
Net change in unrealized appreciation/depreciation on investments	(6,312,242)	4,106,855	401,069,565
Deferred taxes on unrealized appreciation	—	—	—
Net change in unrealized appreciation/depreciation on foreign currency related transactions	3,042	390	19,678
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and deferred taxes	49,719,303	7,470,608	1,017,621,491

Net Increase (Decrease) in Net Assets from Operations	$52,555,740	$9,035,987	$1,058,254,621

See accompanying notes to financial statements.

68        MATTHEWS ASIAN FUNDS

FOR THE YEAR ENDED DECEMBER 31, 2007

Matthews Asian Growth and Income Fund	Matthews Asian Technology Fund	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund

$75,255,441	$1,863,491	$26,020,292	$9,152,805	$3,312,125	$6,762,502
1,406,187	—	382,328	—	—	—
10,831,392	23,883	106,059	1,246,699	10,151	660
(5,969,454)	(196,994)	—	—	(231,387)	(1,095,613)
81,523,566	1,690,380	26,508,679	10,399,504	3,090,889	5,667,549

14,961,706	1,215,734	10,913,883	5,723,352	1,748,733	1,635,352
440,024	35,043	308,192	165,151	52,893	47,882
5,367,487	431,148	3,859,049	2,018,325	627,185	566,504
707,548	79,030	590,109	688,736	37,559	94,894
31,906	1,869	12,502	9,972	4,926	4,050
—	—	—	—	—	—
427,609	71,042	354,901	293,441	124,685	78,967
104,326	49,473	76,959	322,818	41,089	42,115
34,817	31,227	150,087	93,924	28,263	17,198
2,963,317	280,524	2,306,949	1,241,843	368,058	348,736
94,532	6,526	51,024	31,691	14,606	13,834
97,859	37,401	152,137	200,018	98,172	43,322
25,231,131	2,239,017	18,775,792	10,789,271	3,146,169	2,892,854

(164,872)	(12,510)	(96,726)	(56,606)	(22,206)	(18,243)
25,066,259	2,226,507	18,679,066	10,732,665	3,123,963	2,874,611
56,457,307	(536,127)	7,829,613	(333,161)	(33,074)	2,792,938

279,244,466	1,162,742	227,262,144	53,537,832	11,595,898	28,695,827
—	—	—	—	—	—
(496,307)	(210,929)	—	(969,621)	—	—
162,447	(43,583)	(11,610)	598,106	(26,340)	(110,529)
90,668,117	33,857,427	511,275,033	394,323,643	(41,408,932)	6,787,942
—	—	—	(2,706,668)	—	—

71,178	(1,766)	(827)	(12,715)	3,089	10,445

369,649,901	34,763,891	738,524,740	444,770,577	(29,836,285)	35,383,685

$426,107,208	$34,227,764	$746,354,353	$444,437,416	($29,869,359)	$38,176,623

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    STATEMENTS OF CHANGES IN NET ASSETS

Matthews Asia Pacific Fund	Year Ended December 31, 2007	Year Ended December 31, 2006

Operations:
Net investment income (Note 1-F)	$2,836,437	$1,827,107
Net realized gain on investments and foreign currency related transactions	56,028,503	16,670,811
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(6,309,200)	38,275,631
Net increase in net assets resulting from operations	52,555,740	56,773,549
Distributions to Shareholders from:
Net investment income	(2,370,383)	(1,833,549)
Realized gains on investments	(42,227,483)	(12,267,314)
Net decrease in net assets resulting from distributions	(44,597,866)	(14,100,863)
Capital Share Transactions (net) (Note 2)	13,108,865	121,726,009
Redemption Fees	289,043	130,887
Total increase in net assets	21,355,782	164,529,582
Net Assets:
Beginning of year	449,698,684	285,169,102
End of year (including undistributed net investment income of $0 and $0, respectively)	$471,054,466	$449,698,684

Matthews Asia Pacific Equity Income Fund	Year Ended December 31, 2007	Period Ended December 31, 2006[1]

Operations:
Net investment income (Note 1-F)	$1,565,379	$28,850
Net realized gain (loss) on investments and foreign currency related transactions	3,363,363	(5,232)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	4,107,245	1,025,358
Net increase in net assets resulting from operations	9,035,987	1,048,976
Distributions to Shareholders from:
Net investment income	(1,596,567)	(28,465)
Realized gains on investments	(2,815,658)	—
Net decrease in net assets resulting from distributions	(4,412,225)	(28,465)
Capital Share Transactions (net) (Note 2)	51,177,008	24,718,942
Redemption Fees	83,071	761
Total increase in net assets	55,883,841	25,740,214
Net Assets:
Beginning of period	25,740,214	—
End of period (including distributions in excess of net investment income of ($40,415) and ($4,847), respectively)	$81,624,055	$25,740,214

[1]	The Matthews Asia Pacific Equity Income Fund commenced operations on October 31, 2006.

See accompanying notes to financial statements.

70        MATTHEWS ASIAN FUNDS

DECEMBER 31, 2007

Matthews Pacific Tiger Fund	Year Ended December 31, 2007	Year Ended December 31, 2006

Operations:
Net investment income (Note 1-F)	$40,633,130	$31,097,550
Net realized gain on investments and foreign currency related transactions	616,532,248	126,518,709
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	401,089,243	506,665,332
Net increase in net assets resulting from operations	1,058,254,621	664,281,591
Distributions to Shareholders from:
Net investment income	(39,622,673)	(28,762,541)
Realized gains on investments	(456,164,472)	(78,438,057)
Net decrease in net assets resulting from distributions	(495,787,145)	(107,200,598)
Capital Share Transactions (net) (Note 2)	(59,741,167)	714,038,419
Redemption Fees	270,920	602,369
Total increase in net assets	502,997,229	1,271,721,781
Net Assets:
Beginning of year	3,303,717,242	2,031,995,461
End of year (including undistributed/(distributions in excess of) net investment income of ($220,414) and $1,302,311, respectively)	$3,806,714,471	$3,303,717,242

Matthews Asian Growth and Income Fund	Year Ended December 31, 2007	Year Ended December 31, 2006

Operations:
Net investment income (Note 1-F)	$56,457,307	$41,511,880
Net realized gain on investments and foreign currency related transactions	278,910,606	200,669,960
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	90,739,295	145,635,112
Net increase in net assets resulting from operations	426,107,208	387,816,952
Distributions to Shareholders from:
Net investment income	(96,264,281)	(60,297,751)
Realized gains on investments	(212,785,553)	(173,639,745)
Net decrease in net assets resulting from distributions	(309,049,834)	(233,937,496)
Capital Share Transactions (net) (Note 2)	134,811,741	190,839,416
Redemption Fees	175,559	85,403
Total increase in net assets	252,044,674	344,804,275
Net Assets:
Beginning of year	2,021,362,906	1,676,558,631
End of year (including distributions in excess of net investment income of ($16,598,803) and ($33,602,143), respectively)	$2,273,407,580	$2,021,362,906

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com        71

    STATEMENTS OF CHANGES IN NET ASSETS

Matthews Asian Technology Fund	Year Ended December 31, 2007	Year Ended December 31, 2006

Operations:
Net investment loss (Note 1-F)	($536,127)	($266,483)
Net realized gain on investments and foreign currency related transactions	908,230	888,602
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	33,855,661	16,104,233
Net increase in net assets resulting from operations	34,227,764	16,726,352
Capital Share Transactions (net) (Note 2)	88,052,034	62,525,534
Redemption Fees	205,263	141,207
Total increase in net assets	122,485,061	79,393,093
Net Assets:
Beginning of year	129,819,026	50,425,933
End of year (including undistributed net investment income/(accumulated net investment loss) of $0 and ($12,095), respectively)	$252,304,087	$129,819,026

Matthews China Fund	Year Ended December 31, 2007	Year Ended December 31, 2006

Operations:
Net investment income	$7,829,613	$5,637,294
Net realized gain (loss) on investments and foreign currency related transactions	227,250,534	(9,086,190)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	511,274,206	312,156,132
Net increase in net assets resulting from operations	746,354,353	308,707,236
Distributions to Shareholders from:
Net investment income	(6,158,810)	(5,623,850)
Realized gains on investments	(77,731,715)	—
Return of capital	—	(31,925)
Net decrease in net assets resulting from distributions	(83,890,525)	(5,655,775)
Capital Share Transactions (net) (Note 2)	701,616,219	273,927,878
Redemption Fees	4,794,051	598,752
Total increase in net assets	1,368,874,098	577,578,091
Net Assets:
Beginning of year	966,528,041	388,949,950
End of year (including undistributed/(distributions in excess of) net investment income of $668,271 and ($542), respectively)	$2,335,402,139	$966,528,041

See accompanying notes to financial statements.

72        MATTHEWS ASIAN FUNDS

DECEMBER 31, 2007

Matthews India Fund	Year Ended December 31, 2007	Year Ended December 31, 2006

Operations:
Net investment loss	($333,161)	($329,181)
Net realized gain (loss) on investments and foreign currency related transactions	53,166,317	(3,251,713)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	394,310,928	108,555,903
Deferred taxes on unrealized appreciation	(2,706,668)	—

Net increase in net assets resulting from operations	444,437,416	104,975,009

Distributions to Shareholders from:
Net investment income	(10,292,742)	—
Realized gains on investments	(33,448,687)	—

Net decrease in net assets resulting from distributions	(43,741,429)	—

Capital Share Transactions (net) (Note 2)	239,741,332	482,288,118

Redemption Fees	991,445	1,482,487

Total increase in net assets	641,428,764	588,745,614

Net Assets:
Beginning of year	669,642,926	80,897,312

End of period (including undistributed (distributions in excess of) net investment income of ($11,651,777) and $0, respectively)	$1,311,071,690	$669,642,926

Matthews Japan Fund	Year Ended December 31, 2007	Year Ended December 31, 2006

Operations:
Net investment loss	($33,074)	($1,083,269)
Net realized gain on investments and foreign currency related transactions	11,569,558	13,574,038
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(41,405,843)	(43,736,931)

Net decrease in net assets resulting from operations	(29,869,359)	(31,246,162)

Distributions to Shareholders from:
Net investment income	(82,767)	—
Realized gains on investments	(11,302,469)	—

Net decrease in net assets resulting from distributions	(11,385,236)	—

Capital Share Transactions (net) (Note 2)	(68,606,284)	(59,917,684)

Redemption Fees	65,210	201,377

Total decrease in net assets	(109,795,669)	(90,962,469)

Net Assets:
Beginning of year	276,655,900	367,618,369

End of year (including distributions in excess of net investment income of ($287,607) and ($691,644), respectively)	$166,860,231	$276,655,900

See accompanying notes to financial statements.

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    STATEMENTS OF CHANGES IN NET ASSETS

Matthews Korea Fund	Year Ended December 31, 2007	Year Ended December 31, 2006

Operations:
Net investment income (loss) (Note 1-F)	$2,792,938	($254,119)
Net realized gain on investments and foreign currency related transactions	28,585,298	50,793,185
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	6,798,387	(26,706,136)
Net increase in net assets resulting from operations	38,176,623	23,832,930
Distributions to Shareholders from:
Net investment income	(627,099)	(299,639)
Realized gains on investments	(30,040,481)	(33,182,764)
Net decrease in net assets resulting from distributions	(30,667,580)	(33,482,403)
Capital Share Transactions (net) (Note 2)	1,773,202	(19,781,538)
Redemption Fees	136,425	508,556
Total increase (decrease) in net assets	9,418,670	(28,922,455)
Net Assets:
Beginning of year	241,002,759	269,925,214
End of year (including undistributed/(distributions in excess of) net investment income of $1,662,858 and ($31,864), respectively)	$250,421,429	$241,002,759

See accompanying notes to financial statements.

74        MATTHEWS ASIAN FUNDS

FINANCIAL HIGHLIGHTS	DECEMBER 31, 2007

Matthews Asia Pacific Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec 31, 2007	Year Ended Dec 31,		Four-Month Period Ended Dec 31, 2004[1]	Period Ended Aug 31, 2004[2]
		2006	2005
Net Asset Value, beginning of period	$16.92	$14.89	$12.58	$10.70	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)	0.09	0.07	0.07	(0.01)	0.02
Net realized gain and unrealized appreciation on investments and foreign currency	2.02	2.50	2.30	1.93	0.66
Total from investment operations	2.11	2.57	2.37	1.92	0.68
LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)	(0.07)	(0.06)	(0.02)	—
Net realized gains on investments	(1.66)	(0.48)	—	(0.02)	—
Total distributions	(1.75)	(0.55)	(0.06)	(0.04)	—
Paid-in capital from redemption fees (Note 2)	0.01	0.01	— [3]	— [3]	0.02

Net Asset Value, end of period	$17.29	$16.92	$14.89	$12.58	$10.70

TOTAL RETURN	11.92%	17.39%	18.84%	18.00%[4]	7.00%[4]

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in 000’s)	$471,054	$449,699	$285,169	$112,043	$76,222
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.20%	1.26%	1.35%	1.52%[5]	1.67%[5]
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.20%	1.24%	1.34%	1.51%[5]	1.66%[5]
Ratio of net investment income (loss) to average net assets (Note 1-F)	0.60%	0.47%	0.67%	(0.30%)[5]	0.39%[5]
Portfolio turnover	40.49%	40.45%	15.84%	1.28%[4]	10.75%[4]

[1]	The Fund’s fiscal year end changed from August 31 to December 31, effective December 31, 2004.
[2]	The Matthews Asia Pacific Fund commenced operations on October 31, 2003.
[3]	Less than $0.01 per share.
[4]	Not annualized.
[5]	Annualized.

See accompanying notes to financial statements.

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    FINANCIAL HIGHLIGHTS

Matthews Asia Pacific Equity Income Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec 31, 2007	Period Ended Dec 31, 2006[1]

Net Asset Value, beginning of period	$10.77	$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income	0.27	0.02
Net realized gain and unrealized appreciation on investments and foreign currency	1.67	0.77
Total from investment operations	1.94	0.79
LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)	(0.02)
Net realized gains on investments	(0.45)	—
Total distributions	(0.72)	(0.02)
Paid-in capital from redemption fees (Note 2)	0.01	—[2]

Net Asset Value, end of period	$12.00	$10.77

TOTAL RETURN	18.05%	7.90%[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$81,624	$25,740
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.42%	2.93%[4]
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.39%	1.50%[4]
Ratio of net investment income to average net assets (Note 1-F)	2.66%	1.34%[4]
Portfolio turnover	26.95%	0.00%[3]

[1]	The Matthews Asia Pacific Equity Income Fund commenced operations on October 31, 2006.
[2]	Less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.

See accompanying notes to financial statements.

76        MATTHEWS ASIAN FUNDS

DECEMBER 31, 2007

Matthews Pacific Tiger Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec 31, 2007	Year Ended Dec 31,		Four-Month Period Ended Dec 31, 2004 [1]	Year Ended Aug 31,
		2006	2005		2004	2003

Net Asset Value, beginning of period	$23.71	$19.27	$15.90	$13.22	$11.20	$8.54
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)	0.30	0.22	0.14	(0.01)	0.09	0.07
Net realized gain and unrealized appreciation on investments and foreign currency	7.78	5.01	3.43	3.00	1.95	2.58
Total from investment operations	8.08	5.23	3.57	2.99	2.04	2.65
LESS DISTRIBUTIONS FROM:
Net investment income	(0.31)	(0.21)	(0.12)	(0.10)	(0.04)	—
Net realized gains on investments	(3.62)	(0.58)	(0.09)	(0.21)	—	—
Total distributions	(3.93)	(0.79)	(0.21)	(0.31)	(0.04)	—
Paid-in capital from redemption fees (Note 2)	—[2]	—[2]	0.01	—[2]	0.02	0.01

Net Asset Value, end of period	$27.86	$23.71	$19.27	$15.90	$13.22	$11.20

TOTAL RETURN	33.66%	27.22%	22.51%	22.69%[3]	18.45%	31.15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$3,806,714	$3,303,717	$2,031,995	$855,153	$587,133	$229,467
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.11%	1.18%	1.31%	1.39%[4]	1.50%	1.75%
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.10%	1.16%	1.31%	1.36%[4]	1.48%	1.75%
Ratio of net investment income (loss) to average net assets (Note 1-F)	1.12%	1.12%	1.10%	(0.16%)[4]	0.95%	1.04%
Portfolio turnover	24.09%	18.80%	3.03%	3.82%[3]	15.16%	28.24%

[1]	The Fund’s fiscal year end changed from August 31 to December 31, effective December 31, 2004.
[2]	Less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.

See accompanying notes to financial statements.

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    FINANCIAL HIGHLIGHTS

Matthews Asian Growth and Income Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec 31, 2007	Year Ended Dec 31,		Four-Month Period Ended Dec 31, 2004 [1]	Year Ended Aug 31,
		2006	2005		2004	2003

Net Asset Value, beginning of period	$18.68	$17.14	$15.82	$14.65	$12.21	$10.71
INCOME FROM INVESTMENT OPERATIONS
Net investment income	1.07	0.46	0.45	0.11	0.32	0.23
Net realized gain and unrealized appreciation on investments and foreign currency	2.93	3.47	2.02	1.83	2.56	1.61
Total from investment operations	4.00	3.93	2.47	1.94	2.88	1.84
LESS DISTRIBUTIONS FROM:
Net investment income	(0.90)	(0.62)	(0.43)	(0.38)	(0.25)	(0.20)
Net realized gains on investments	(2.00)	(1.77)	(0.72)	(0.39)	(0.20)	(0.15)
Total distributions	(2.90)	(2.39)	(1.15)	(0.77)	(0.45)	(0.35)
Paid-in capital from redemption fees (Note 2)	— [2]	— [2]	— [2]	— [2]	0.01	0.01

Net Asset Value, end of period	$19.78	$18.68	$17.14	$15.82	$14.65	$12.21

TOTAL RETURN	21.54%	23.38%	15.76%	13.32%[3]	23.99%	17.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$2,273,408	$2,021,363	$1,676,559	$1,236,491	$1,007,187	$533,302
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.16%	1.20%	1.28%	1.35%[4]	1.45%	1.69%
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.15%	1.19%	1.27%	1.31%[4]	1.44%	1.69%
Ratio of net investment income to average net assets (Note 1-F)	2.59%	2.27%	2.60%	2.19%[4]	2.28%	2.69%
Portfolio turnover	27.93%	28.37%	20.16%	7.32%[3]	17.46%	13.33%

[1]	The Fund’s fiscal year end changed from August 31 to December 31, effective December 31, 2004.
[2]	Less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.

See accompanying notes to financial statements.

78        MATTHEWS ASIAN FUNDS

DECEMBER 31, 2007

Matthews Asian Technology Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec 31, 2007		Year Ended Dec 31,				Four-Month Period Ended Dec 31, 2004[1]		Year Ended Aug 31,
			2006		2005				2004		2003

Net Asset Value, beginning of period	$7.92		$6.53		$5.45		$4.83		$4.30		$3.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss	—	[2]	(0.02)		—	[2]	(0.02)		(0.02)		(0.01)
Net realized gain and unrealized appreciation on investments and foreign currency	1.87		1.40		1.08		0.64		0.53		1.16
Total from investment operations	1.87		1.38		1.08		0.62		0.51		1.15
Paid-in capital from redemption fees (Note 2)	0.01		0.01		—	[2]	—	[2]	0.02		0.02

Net Asset Value, end of period	$9.80		$7.92		$6.53		$5.45		$4.83		$4.30

TOTAL RETURN	23.74%		21.29%		19.82%		12.84%[3]		12.40%		37.38%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$252,304		$129,819		$50,426		$38,865		$34,297		$18,769
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.26%		1.41%		1.49%		1.64%[4]		1.63%		2.10%
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%		1.39%		1.48%		1.60%[4]		1.91%		2.00%
Ratio of net investment income (loss) to average net assets (Note 1-F)	(0.30%	)	(0.29%	)	0.08%		(0.85%	)[4]	(0.31%	)	(0.61%	)
Portfolio turnover	33.21%		34.77%		29.76%		7.36%[3]		41.25%		72.03%

[1]	The Fund’s fiscal year end changed from August 31 to December 31, effective December 31, 2004.
[2]	Less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.

See accompanying notes to financial statements.

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    FINANCIAL HIGHLIGHTS

Matthews China Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec 31, 2007	Year Ended Dec 31,		Four-Month Period Ended Dec 31, 2004 [1]	Year Ended Aug 31,
		2006	2005		2004	2003

Net Asset Value, beginning of period	$24.16	$14.76	$14.01	$13.26	$11.54	$8.96
INCOME FROM INVESTMENT OPERATIONS
Net investment income	0.12	0.15	0.22	0.03	0.08	0.11
Net realized gain and unrealized appreciation on investments and foreign currency	16.85	9.39	0.74	1.38	1.67	2.59
Total from investment operations	16.97	9.54	0.96	1.41	1.75	2.70
LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)	(0.15)	(0.22)	(0.14)	(0.07)	(0.14)
Net realized gains on investments	(1.37)	—	—	(0.53)	—	—
Return of capital	—	— [2]	—	—	—	—
Total distributions	(1.48)	(0.15)	(0.22)	(0.67)	(0.07)	(0.14)
Paid-in capital from redemption fees (Note 2)	0.08	0.01	0.01	0.01	0.04	0.02

Net Asset Value, end of period	$39.73	$24.16	$14.76	$14.01	$13.26	$11.54

TOTAL RETURN	70.14%	64.81%	6.91%	10.61%[3]	15.48%	30.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$2,335,402	$966,528	$388,950	$380,121	$340,251	$111,950
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.18%	1.27%	1.31%	1.47%[4]	1.52%	1.78%
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.17%	1.26%	1.30%	1.43%[4]	1.50%	1.79%
Ratio of net investment income to average net assets	0.49%	0.96%	1.46%	0.85%[4]	1.04%	1.93%
Portfolio turnover	22.13%	11.65%	11.82%	4.99%[3]	28.99%	19.34%

[1]	The Fund’s fiscal year end changed from August 31 to December 31, effective December 31, 2004.
[2]	Less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.

See accompanying notes to financial statements.

80        MATTHEWS ASIAN FUNDS

DECEMBER 31, 2007

Matthews India Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec 31, 2007	Year Ended Dec 31, 2006		Period Ended Dec 31, 2005[1]

Net Asset Value, beginning of period	$15.45	$11.32		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss	(0.01)	(0.01)		(0.01)
Net realized gain and unrealized appreciation on investments and foreign currency	9.87	4.11		1.33
Total from investment operations	9.86	4.10		1.32
LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	—		—
Net realized gains on investments	(0.68)	—		—
Total distributions	(0.89)	—		—
Paid-in capital from redemption fees (Note 2)	0.02	0.03		—	[2]

Net Asset Value, end of period	$24.44	$15.45		$11.32

TOTAL RETURN	64.13%	36.48%		13.20%[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$1,311,072	$669,643		$80,897
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.29%	1.41%		2.75%[4]
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.28%	1.41%		2.00%[4]
Ratio of net investment loss to average net assets	(0.04% )	(0.08%	)	(1.17%	)[4]
Portfolio turnover	25.59%	21.57%		0.00%[3]

[1]	The Matthews India Fund commenced operations on October 31, 2005.
[2]	Less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.

See accompanying notes to financial statements.

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    FINANCIAL HIGHLIGHTS

Matthews Japan Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec 31, 2007	Year Ended Dec 31,		Four-Month Period Ended Dec 31, 2004[1]		Year Ended Aug 31,
		2006	2005			2004		2003

Net Asset Value, beginning of period	$17.29	$18.48	$16.12	$14.73		$10.90		$9.60
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)	0.03	(0.08)	0.02	(0.02)		(0.05)		(0.03)
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	(1.86)	(1.12)	2.36	1.40		3.82		1.30
Total from investment operations	(1.83)	(1.20)	2.38	1.38		3.77		1.27
LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	—	(0.03)	—		—		—
Net realized gains on investments	(0.91)	—	—	—		—		—
Total distributions	(0.92)	—	(0.03)	—		—		—
Paid-in capital from redemption fees (Note 2)	0.01	0.01	0.01	0.01		0.06		0.03

Net Asset Value, end of period	$14.55	$17.29	$18.48	$16.12		$14.73		$10.90

TOTAL RETURN	(10.96% )	(6.44% )	14.83%	9.44%[2]		35.14%		13.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$166,860	$276,656	$367,618	$200,482		$195,256		$23,653
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.24%	1.25%	1.29%	1.40%[3]		1.46%		1.92%
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.23%	1.24%	1.28%	1.38%[3]		1.45%		2.00%
Ratio of net investment income (loss) to average net assets	(0.01% )	(0.29% )	(0.10% )	(0.31%	)[3]	(0.71%	)	(1.05%	)
Portfolio turnover	45.51%	59.95%	20.88%	5.30%[2]		14.57%		77.30%

[1]	The Fund’s fiscal year end changed from August 31 to December 31, effective December 31, 2004.
[2]	Not annualized.
[3]	Annualized.

See accompanying notes to financial statements.

82        MATTHEWS ASIAN FUNDS

DECEMBER 31, 2007

Matthews Korea Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec 31, 2007	Year Ended Dec 31,		Four-Month Period Ended Dec 31, 2004[1]		Year Ended Aug 31,
		2006	2005			2004	2003

Net Asset Value, beginning of period	$6.23	$6.37	$4.08	$3.94		$4.37	$4.42
INCOME FROM INVESTMENT OPERATIONS
Net investment income	0.07	0.01	0.01	—		0.04	0.01
Net realized gain and unrealized appreciation on investments and foreign currency	1.15	0.80	2.39	0.78		0.34	0.32
Total from investment operations	1.22	0.81	2.40	0.78		0.38	0.33
LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)	(0.01)	—	(0.01)		—	—
Net realized gains on investments	(0.87)	(0.95)	(0.11)	(0.63)		(0.82)	(0.39)
Total distributions	(0.89)	(0.96)	(0.11)	(0.64)		(0.82)	(0.39)
Paid-in capital from redemption fees (Note 2)	— [2]	0.01	— [2]	—	[2]	0.01	0.01

Net Asset Value, end of period	$6.56	$6.23	$6.37	$4.08		$3.94	$4.37

TOTAL RETURN	18.90%	12.99%	58.76%	20.60%[3]		9.91%	8.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$250,421	$241,003	$269,925	$127,794		$110,199	$217,267
Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.21%	1.30%	1.35%	1.49%[4]		1.51%	1.72%
Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.21%	1.28%	1.35%	1.31%[4]		1.50%	1.72%
Ratio of net investment income (loss) to average net assets (Note 1-F)	1.17%	(0.09% )	0.27%	(0.69%	)[4]	0.29%	0.17%
Portfolio turnover	24.20%	25.82%	10.13%	6.53%[3]		18.40%	29.90%

[1]	The Fund’s fiscal year end changed from August 31 to December 31, effective December 31, 2004.
[2]	Less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.

See accompanying notes to financial statements.

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     NOTES TO FINANCIAL STATEMENTS

1.	SIGNIFICANT ACCOUNTING POLICIES

Matthews Asian Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”). The Trust currently issues nine separate series of shares (each a “Fund” and collectively, the “Funds”): Matthews Asia Pacific Fund, Matthews Asia Pacific Equity Income Fund, Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund, Matthews Asian Technology Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund and Matthews Korea Fund. Matthews Pacific Tiger Fund, Matthews China Fund and Matthews Korea Fund are authorized to offer two classes of shares: Class I shares and Class A shares. Currently, only Class I shares are offered. Effective December 31, 2004, the Funds fiscal year end changed from August 31 to December 31. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

A.	SECURITY VALUATION: The Funds’ equity securities are valued based on market quotations or at fair value as determined in good faith by or under the direction of the Board of Trustees (the “Board”) when no market quotations are available or when market quotations have become unreliable. The Board has delegated the responsibility of making fair value determinations to the Funds’ Valuation Committee (the “Valuation Committee”), subject to the Funds’ Pricing Policies. The Funds have retained third-party pricing services which may be utilized by the Valuation Committee under circumstances described in the Pricing Policies to provide fair value prices for certain securities held by the Funds. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV differ from quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board’s oversight.

The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. International dollar bonds are issued offshore, pay interest and principal in U.S. dollars, and are denominated in U.S. dollars.

Market values for equity securities are determined based on the last sale price on the principal (or most advantageous) market on which the security is traded. If a reliable last sale price is not available, market values for equity securities are determined using the mean between the last available bid and asked price. Securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board.

Foreign securities are valued as of the close of trading on the primary (or most advantageous) market on which they trade. The value is then converted to U.S. dollars using current exchange rates and in accordance with the Pricing Policies. Foreign currency exchange rates are determined as of the close of trading on the New York Stock Exchange, Inc. (“NYSE”).

Events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of a Funds’ NAV on that day. If events that materially affect the value of the Funds’ foreign investments occur during such period, and the impact of such events can be reasonably determined, the investments will be valued at their fair value as described above.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates.

Please see Section I regarding Statement on Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”).

B.

RISKS ASSOCIATED WITH NON–U.S. COMPANIES: Investments by the Funds in the securities of non-U.S. companies may involve investment risks different from those of U.S. issuers including possible political or economical instability of the country of the issuer, the possibility of disruption to international trade patterns, the possibility of currency crises and exchange controls, the possible imposition of foreign withholding tax on the interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government

84        MATTHEWS ASIAN FUNDS

DECEMBER 31, 2007

restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. There may be less publicly available information about a non-U.S. company than about a U.S. company. Sometimes non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices, and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the U.S., which may result in less transparency with respect to a company’s operations. The absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. With respect to certain non-U.S. countries, there is a possibility of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries.

C.	FEDERAL INCOME TAXES: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”) applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the period ended December 31, 2007. Therefore, no federal income tax provision is required. Income and capital gains of the Funds are determined in accordance with both tax regulations and accounting principles generally accepted in the U.S. (GAAP). Such treatment may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the U.S. and the use of the tax accounting practice known as equalization.

In addition to the requirements of the Code, the Funds may also be subject to capital gains tax in India on gains realized upon sale of Indian securities, payable upon repatriation of sales proceeds. Any realized losses in excess of gains may be carried forward to offset future gains. The Matthews India Fund, due to its investment objective of holding at least 80% of its assets in common stocks, preferred stocks and convertible securities of Indian companies, may accrue a deferred liability for unrealized gains in excess of available carryforwards on Indian securities based on existing tax rates and holding periods of the securities. As of December 31, 2007, the Matthews India Fund has recorded a payable of $2,706,668 as an estimate for potential future India capital gains taxes.

In July 2006, the FASB released FASB Interpretation No.48, “Accounting for Uncertainty in Income Taxes and Interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 required the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. The application of FIN 48 was implemented on June 29, 2007, and is to be applied to all open tax years as of the date of effectiveness. The Funds file U.S. tax returns and returns in various foreign jurisdictions in which they invest. Management has reviewed the Funds’ tax positions for all open tax years and as of December 31, 2007 and concluded that adoption had no effect on the Funds’ financial position or results of operations. At December 31, 2007, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

D.	ORGANIZATION COSTS: Organization costs are amortized on a straight-line basis over one year from each Fund’s respective commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of the Fund’s organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of shares being redeemed bears to the number of those shares outstanding at the time of redemption.

E.	DISTRIBUTIONS TO SHAREHOLDERS: For the fiscal year ended December 31, 2007, it is the policy of Matthews Asian Growth and Income Fund and Matthews Asia Pacific Equity Income Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. Matthews Asia Pacific Fund, Matthews Pacific Tiger Fund, Matthews Asian Technology Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund and Matthews Korea Fund distribute net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the U.S. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes.

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    NOTES TO FINANCIAL STATEMENTS

F.	INVESTMENT TRANSACTIONS AND INCOME: Securities transactions are accounted for on the date the securities are purchased or sold. Gains or losses on the sale of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

For the year ended December 31, 2007, the Funds changed the method by which it records and recognizes dividend income for Korean equity securities held in the Funds as a result of, among other things, establishing a reasonable basis to estimate for Korean dividends at ex-date. Prior to 2007, it had been the policy of the Funds to record dividend income for certain Korean securities following the annual general meeting of shareholders of such companies. These dividends were recorded in the next fiscal year following the ex-date of these distributions. Dividend income is now recorded in the current fiscal year on ex-date based on estimated dividend rates. Estimated dividends are updated as additional information becomes available.

As a result of this change, there was an increase in dividend income and the net investment income ratio for the fiscal year ended December 31, 2007, as follows:

	INCREASE IN DIVIDEND INCOME	INCREASE IN 1-YEAR TOTAL RETURN	INCREASE IN NET INVESTMENT INCOME RATIO
Matthews Asia Pacific Fund	$310,558	0.06%	0.07%
Matthews Asia Pacific Equity Income Fund	58,830	0.10%	0.10%
Matthews Pacific Tiger Fund	4,117,625	0.14%	0.11%
Matthews Asian Growth and Income Fund	5,529,268	0.30%	0.25%
Matthews Asian Technology Fund	110,740	0.00%	0.06%
Matthews Korea Fund	2,308,504	1.09%	0.97%

G.	FUND EXPENSE ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Direct expenses of each Fund are charged to the Fund while general expenses are allocated pro-rata among the Funds based on net assets.

H.	USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

I.	NEW ACCOUNTING PRONOUNCEMENT: In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of SFAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Funds do not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

2.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

MATTHEWS ASIA PACIFIC FUND	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	9,065,758	$160,241,353	14,546,817	$231,141,309
Shares issued through reinvestment of distributions	1,758,055	32,330,674	617,765	10,267,292
Shares redeemed	(10,147,960)	(179,463,162)	(7,738,962)	(119,682,592)
Net increase	675,853	$13,108,865	7,425,620	$121,726,009

86        MATTHEWS ASIAN FUNDS

DECEMBER 31, 2007

MATTHEWS ASIA PACIFIC EQUITY INCOME FUND*	YEAR ENDED DECEMBER 31, 2007		PERIOD ENDED DECEMBER 31, 2006
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	6,323,727	$73,333,655	2,392,917	$24,738,894
Shares issued through reinvestment of distributions	344,963	4,244,205	2,507	26,502
Shares redeemed	(2,257,812)	(26,400,852)	(4,405)	(46,454)
Net increase	4,410,878	$51,177,008	2,391,019	$24,718,942

MATTHEWS PACIFIC TIGER FUND	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	15,328,359	$411,688,821	60,856,753	$1,258,960,286
Shares issued through reinvestment of distributions	12,817,908	367,232,760	3,349,416	77,806,911
Shares redeemed	(30,872,328)	(838,662,748)	(30,332,221)	(622,728,778)
Net increase (decrease)	(2,726,061)	($59,741,167)	33,873,948	$714,038,419

MATTHEWS ASIAN GROWTH AND INCOME FUND	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	14,935,556	$298,658,709	18,050,785	$332,587,165
Shares issued through reinvestment of distributions	14,482,732	291,967,013	12,110,960	221,323,648
Shares redeemed	(22,714,991)	(455,813,981)	(19,778,530)	(363,071,397)
Net increase	6,703,297	$134,811,741	10,383,215	$190,839,416

MATTHEWS ASIAN TECHNOLOGY FUND	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	17,487,919	$157,985,546	14,633,551	$103,517,457
Shares redeemed	(8,141,399)	(69,933,512)	(5,954,824)	(40,991,923)
Net increase	9,346,520	$88,052,034	8,678,727	$62,575,534

MATTHEWS CHINA FUND	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	48,359,909	$1,656,572,773	22,977,777	$440,794,850
Shares issued through reinvestment of distributions	1,903,538	81,509,428	240,493	5,358,057
Shares redeemed	(31,479,275)	(1,036,465,982)	(9,567,298)	(172,225,029)
Net increase	18,784,172	$701,616,219	13,650,972	$273,927,878

MATTHEWS INDIA FUND	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	30,843,762	$585,830,908	53,857,909	$701,356,793
Shares issued through reinvestment of distributions	1,800,066	42,355,560	0	0
Shares redeemed	(22,324,006)	(388,445,136)	(17,676,868)	(219,068,675)
Net increase	10,319,822	239,741,332	36,181,041	482,288,118

*	The Matthews Asia Pacific Equity Income Fund commenced operations on October 31, 2006.

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    NOTES TO FINANCIAL STATEMENTS

MATTHEWS JAPAN FUND	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	7,269,785	$122,963,016	11,061,406	$204,528,465
Shares issued through reinvestment of distributions	675,084	10,605,563	—	—
Shares redeemed	(12,481,836)	(202,174,863)	(14,950,387)	(264,446,149)
Net decrease	(4,536,967)	($68,606,284)	(3,888,981)	($59,917,684)

MATTHEWS KOREA FUND	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	11,259,470	$78,007,171	21,963,993	$145,622,702
Shares issued through reinvestment of distributions	4,266,568	29,311,398	5,136,303	31,793,720
Shares redeemed	(16,053,299)	(105,545,367)	(30,733,410)	(197,197,960)
Net increase (decrease)	(527,261)	$1,773,202	(3,633,114)	($19,781,538)

The Funds assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts and retirement plans that cannot currently implement the redemption fee. While these exceptions exist, the Funds are not accepting any new accounts which cannot implement the redemption fee. In addition, the Funds are actively discussing a schedule for implementation of the fee with these providers. For more information on this policy, please see the Funds’ prospectus. The redemption fees returned to the assets of the Funds are stated in the Statements of Changes in Net Assets.

3.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Matthews International Capital Management, LLC (the “Advisor”), a registered investment advisor under the Investment Advisers Act of 1940, as amended, provides the Funds with investment management services. As compensation for these services, the Advisor charges the Funds an annual investment management fee payable at the end of each calendar month based on each Fund’s respective average daily net assets for the month. Effective September 1, 2007, the fee is charged at a rate of 0.75% of average daily net assets in the Trust complex (the “complex”) from $0 to $2 billion, 0.6834% of average daily net assets within the complex between $2 billion and $5 billion, and 0.65% of average daily net assets within the complex over $5 billion. Prior to September 1, 2007, the Advisor charged the Funds an annual investment management fee payable at the end of each calendar month based on each Fund’s respective average daily net assets for the month a rate of 0.75% of average daily net assets in the complex from $0 to $2 billion, 0.70% of average daily net assets in the complex between $2 billion and $5 billion, and 0.65% of average daily net assets in the complex over $5 billion. Additionally, the Advisor had voluntarily agreed to reduce its fees to 0.6834% of average daily net assets in the complex between $3 billion and $4 billion and to 0.667% of average daily net assets in the complex between $4 billion and $5 billion.

Investment advisory fees charged and waived, for the year ended December 31, 2007, were as follows:

	VOLUNTARY EXPENSE LIMITATION	GROSS ADVISORY FEES	ADVISORY FEES WAIVED PER MANAGEMENT FEE SCHEDULE
Matthews Asia Pacific Fund	1.90%	$3,260,012	($18,095)
Matthews Asia Pacific Equity Income Fund	1.50%	403,018	(1,943)
Matthews Pacific Tiger Fund	1.90%	24,797,262	(132,815)
Matthews Asian Growth and Income Fund	1.90%	14,961,706	(82,082)
Matthews Asian Technology Fund	2.00%	1,215,734	(5,901)
Matthews China Fund	2.00%	10,913,883	(48,009)
Matthews India Fund	2.00%	5,723,352	(27,949)
Matthews Japan Fund	2.00%	1,748,733	(10,749)
Matthews Korea Fund	2.00%	1,635,352	(8,768)

88        MATTHEWS ASIAN FUNDS

DECEMBER 31, 2007

	ADVISORY FEES WAIVED IN EXCESS OF THE EXPENSE LIMITATION	NET ADVISORY FEES
Matthews Asia Pacific Fund	$—	$3,241,917
Matthews Asia Pacific Equity Income Fund	(10,105)	390,970
Matthews Pacific Tiger Fund	—	24,664,447
Matthews Asian Growth and Income Fund	—	14,879,624
Matthews Asian Technology Fund	—	1,209,833
Matthews China Fund	—	10,865,874
Matthews India Fund	—	5,695,403
Matthews Japan Fund	—	1,737,984
Matthews Korea Fund	—	1,626,584

The investment advisory agreements provide that any reductions made by the Advisor in its fees, in the event a Fund’s expenses exceed the voluntary expense limitation, are subject to reimbursements by such Fund within the following three years provided that such Fund is able to effect such reimbursements and remain in compliance with applicable expense limitations. At December 31, 2007, the Matthews Asia Pacific Equity Income Fund had $40,265 available for recoupment by the Advisor.

Certain officers and Trustees of the Funds are also officers and directors of the Advisor. All officers serve without direct compensation from the Funds. The Funds paid the Independent Trustees $353,750 in aggregate for regular compensation during the year ended December 31, 2007; no special compensation was paid during this period.

The Funds have an administration shareholder servicing agreement, pursuant to which, the Funds reimburse the Advisor for administration and shareholder servicing activities based on each Fund’s average daily net assets. Effective September 1, 2007, the fee is charged at a rate of 0.25% of average daily net assets in the complex from $0 to $2 billion, 0.1834% of average daily net assets in the complex between $2 billion and $5 billion, and 0.15% of average daily net assets in the complex between $5 billion and $7.5 billion, and 0.125% of average daily net assets in the complex over $7.5 billion. Prior to September 1, 2007, the fee was charged at a rate of 0.25% of average daily net assets for assets in the complex from $0 to $2 billion, 0.20% of average daily net assets in the complex between $2 billion and $5 billion, 0.15% of average daily net assets in the complex between $5 billion and $7.5 billion, and 0.125% of average daily net assets in the complex over $7.5 billion. Additionally, the Advisor had voluntarily agreed to reduce its fee rate for assets between $3 and $4 billion to 0.1834% of average daily net assets in the complex, and for assets between $4 and $5 billion to 0.167% of average daily net assets in the complex.

Administration and shareholder servicing fees charged and waived, for the year ended December 31, 2007, were as follows:

	GROSS ADMINISTRATION & SHAREHOLDER SERVICING FEES	ADMINISTRATION & SHAREHOLDER SERVICING FEES WAIVED	NET ADMINISTRATION & SHAREHOLDER SERVICING FEES	NET FEES IN BASIS POINTS
Matthews Asia Pacific Fund	$860,430	($18,095)	$842,335	0.18%
Matthews Asia Pacific Equity Income Fund	105,521	(1,943)	103,578	0.18%
Matthews Pacific Tiger Fund	6,531,217	(132,815)	6,398,402	0.18%
Matthews Asian Growth and Income Fund	3,946,001	(82,082)	3,863,919	0.18%
Matthews Asian Technology Fund	318,691	(5,901)	312,790	0.18%
Matthews China Fund	2,847,637	(48,009)	2,799,628	0.18%
Matthews India Fund	1,500,602	(27,949)	1,472,653	0.18%
Matthews Japan Fund	464,273	(10,749)	453,524	0.18%
Matthews Korea Fund	430,725	(8,768)	421,957	0.18%

The Funds bear a portion of the fees paid to certain services providers (exclusive of the Funds’ transfer agent) which provide transfer agency and shareholder servicing to certain shareholders. Fees accrued to pay to such service providers for the year ended December 31, 2007 are reflected in the Statements of Operations as follows:

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    NOTES TO FINANCIAL STATEMENTS

	TRANSFER AGENT FEES	ADMINISTRATION & SHAREHOLDER SERVICING FEES	TOTAL
Matthews Asia Pacific Fund	$577,451	$288,726	$866,177
Matthews Asia Pacific Equity Income Fund	39,803	19,901	59,704
Matthews Pacific Tiger Fund	3,170,845	1,585,422	4,756,267
Matthews Asian Growth and Income Fund	2,842,971	1,421,486	4,264,457
Matthews Asian Technology Fund	224,915	112,457	337,372
Matthews China Fund	2,022,825	1,011,412	3,034,237
Matthews India Fund	1,035,447	517,723	1,553,170
Matthews Japan Fund	325,825	162,912	488,737
Matthews Korea Fund	271,559	135,780	407,339

PFPC Inc. (“PFPC”), an indirect wholly owned subsidiary of The PNC Financial Services Group, serves as the Trust’s administrator, and in that capacity, performs various administrative and accounting services for each Fund. PFPC also serves as the Trust’s transfer agent, dividend disbursing agent and registrar. An officer of PFPC serves as Assistant Treasurer to the Trust. For the fiscal year ended December 31, 2007, PFPC agreed to waive $6,372 of its administration & accounting services fees. Total fees accrued by the Funds and waived by PFPC for administration & accounting services for the year ended December 31, 2007 were as follows:

	GROSS ADMINISTRATION & ACCOUNTING FEES	ADMINISTRATION & ACCOUNTING FEES WAIVED	NET ADMINISTRATION & ACCOUNTING FEES
Matthews Asia Pacific Fund	$96,422	($708)	$95,714
Matthews Asia Pacific Equity Income Fund	11,322	($708)	10,614
Matthews Pacific Tiger Fund	725,946	($708)	725,238
Matthews Asian Growth and Income Fund	440,024	($708)	439,316
Matthews Asian Technology Fund	35,043	($708)	34,335
Matthews China Fund	308,192	($708)	307,484
Matthews India Fund	165,151	($708)	164,443
Matthews Japan Fund	52,893	($708)	52,185
Matthews Korea Fund	47,882	($708)	47,174

Brown Brothers Harriman & Co. serves as custodian to the Trust. PFPC Distributors, Inc. (the “Distributor”) serves as the Fund’s Distributor pursuant to an Underwriting Agreement.

4.	INVESTMENT TRANSACTIONS

The value of investment transactions made for affiliated and unaffiliated holdings for the year ended December 31, 2007, excluding short-term investments, were as follows:

	AFFILIATED PURCHASES	AFFILIATED PROCEEDS FROM SALES	UNAFFILIATED PURCHASES	UNAFFILIATED PROCEEDS FROM SALES
Matthews Asia Pacific Fund	$11,898,681	$—	$180,936,820	$219,743,489
Matthews Asia Pacific Equity Income Fund	—	—	62,620,425	15,783,278
Matthews Pacific Tiger Fund	29,381,980	106,140,177	841,836,578	1,271,051,611
Matthews Asian Growth and Income Fund	14,582,194	—	586,942,023	825,961,245
Matthews Asian Technology Fund	—	—	145,214,302	59,482,208
Matthews China Fund	6,245,714	—	958,042,733	354,641,751
Matthews India Fund	—	—	379,779,481	215,137,436
Matthews Japan Fund	—	—	115,014,574	195,135,684
Matthews Korea Fund	—	—	57,909,833	85,140,979

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DECEMBER 31, 2007

5.	HOLDINGS OF 5% VOTING SHARES OF PORTFOLIO COMPANIES

The Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting shares. During the period January 1, 2007 through December 31, 2007, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds may also have held voting shares of the issuers at levels below 5%.

Investments in affiliates:

A summary of the Funds’ transactions in securities of affiliated issuers for the year ended December 31, 2007 is set forth below:

	SHARES HELD AT DEC. 31, 2006	SHARES PURCHASED		SHARES SOLD	SHARES HELD AT DEC. 31, 2007	VALUE AT DEC. 31, 2007	DIVIDEND INCOME JAN. 1, 2007 – DEC. 31, 2007
MATTHEWS ASIA PACIFIC FUND
Name of Issuer:
Funai Zaisan Consultants Co., Ltd.	—	5,310	††	—	5,310	$8,654,278	$34,195
Total Affiliates						$8,654,278	$34,195

MATTHEWS PACIFIC TIGER FUND
Name of Issuer:
Amata Corp. Public Co., Ltd.	48,540,900	11,354,000		—	59,894,900	$31,205,447	$457,988
Dickson Concepts International, Ltd.	28,334,900	4,380,500		—	32,715,400	29,888,262	2,077,288
Dynasty Fine Wines Group, Ltd.	77,862,000	11,398,000		—	89,260,000	34,888,567	481,004
Giordano International, Ltd.*	81,203,000	—		81,203,000	—	—	—
Hanmi Pharmaceutical Co., Ltd.	373,370	89,377	††	—	462,747	80,962,975	558,267
Hyflux, Ltd.	37,706,187	—		4,279,000	33,427,187	73,594,778	335,719
Integrated Distribution Services Group, Ltd.*	17,488,000	—		6,777,000	10,711,000	—	—
SA SA International Holdings, Ltd.*	84,468,000	—		84,468,000	—	—	—
Top Glove Corp. BHD	8,744,700	6,865,180	††	—	15,609,880	30,459,525	357,265
Titan Industries, Ltd.*	2,229,554	—		793,236	1,436,318	—	—
Travelsky Technology, Ltd. H Shares	20,406,000	20,406,000	†	—	40,812,000	43,049,987	584,915
Total Affiliates						$324,049,541	$4,852,446

MATTHEWS ASIAN GROWTH AND INCOME FUND
Name of Issuer:
I-CABLE Communications, Ltd.	114,721,000	14,423,000		—	129,144,000	$26,164,869	$1,406,187
Total Affiliates						$26,164,869	$1,406,187

MATTHEWS CHINA FUND
Name of Issuer:
Kingdee International Software Group Co., Ltd.	23,378,000	2,358,000		—	25,736,000	$19,920,002	$194,445
Lianhua Supermarket Holdings Co., Ltd. H Shares	10,981,000	2,667,000		—	13,648,000	18,190,646	187,883
Total Affiliates						$38,110,648	$382,328

*	Issuer was not an affiliated company as of December 31, 2007.
†	Increase due to 2-for-1 stock split during the period.
††	Increase due to stock dividend during the period.

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    NOTES TO FINANCIAL STATEMENTS

6.	FEDERAL INCOME TAX INFORMATION

The tax character of distributions paid for the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

YEAR ENDED DECEMBER 31, 2007	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL	TOTAL TAXABLE DISTRIBUTIONS
Matthews Asia Pacific Fund	$5,198,959	$39,398,907	$—	$44,597,866
Matthews Asia Pacific Equity Income Fund	4,412,225	—	—	4,412,225
Matthews Pacific Tiger Fund	47,688,902	448,098,243	—	495,787,145
Matthews Asian Growth and Income Fund	113,973,409	195,076,425	—	309,049,834
Matthews China Fund	6,158,810	77,731,715	—	83,890,525
Matthews India Fund	11,776,278	31,965,151	—	43,741,429
Matthews Japan Fund	82,727	11,302,509	—	11,385,236
Matthews Korea Fund	627,099	30,040,481	—	30,667,580

YEAR ENDED DECEMBER 31, 2006	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL	TOTAL TAXABLE DISTRIBUTIONS
Matthews Asia Pacific Fund	$1,793,500	$12,307,363	$—	$14,100,863
Matthews Asia Pacific Equity Income Fund	28,465	—	—	28,465
Matthews Pacific Tiger Fund	40,731,212	66,469,386	—	107,200,598
Matthews Asian Growth and Income Fund	62,152,612	171,784,884	—	233,937,496
Matthews China Fund	5,623,850	—	31,925	5,655,775
Matthews Korea Fund	752,918	32,729,485	—	33,482,403

As of December 31, 2007 the components of distributable earnings on tax basis were as follows:

	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYFORWARDS	POST OCT. CAPITAL LOSSES*
Matthews Asia Pacific Fund	$589,308	$12,070,194	$—	$—
Matthews Asia Pacific Equity Income Fund	121,273	92,307	—	—
Matthews Pacific Tiger Fund	7,728,531	155,971,260	—	—
Matthews Asian Growth and Income Fund	3,415,959	43,797,957	—	—
Matthews Asian Technology Fund	—	—	(10,999,138)	(587,611)
Matthews China Fund	785,550	107,912,456	—	—
Matthews India Fund	4,953,902	11,138,668	—	—
Matthews Japan Fund	—	2,681,646	—	—
Matthews Korea Fund	1,673,243	7,207,627	—	—

92        MATTHEWS ASIAN FUNDS

DECEMBER 31, 2007

	POST OCTOBER CURRENCY LOSSES*	OTHER TEMPORARY DIFFERENCES	UNREALIZED APPRECIATION**	TOTAL ACCUMULATED EARNINGS/(DEFICIT)
Matthews Asia Pacific Fund	$—	$—	$83,562,605	$96,222,107
Matthews Asia Pacific Equity Income Fund	—	(63,968)	5,029,979	5,179,591
Matthews Pacific Tiger Fund	(220,413)	—	1,386,287,098	1,549,766,476
Matthews Asian Growth and Income Fund	(22,680)	—	596,705,268	643,896,504
Matthews Asian Technology Fund	—	—	61,027,176	49,440,427
Matthews China Fund	(19,959)	—	877,723,166	986,401,213
Matthews India Fund	(31,442)	(32,389)	488,125,351	504,154,090
Matthews Japan Fund	—	—	(17,973,866)	(15,292,220)
Matthews Korea Fund	(10,385)	—	105,040,007	113,910,492

*	Under current tax capital and currency losses realized after October 31 and prior to the Funds’ fiscal year end may be deferred as occurring on the first day of the following fiscal year.
**	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

For federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2007, which are available to offset future capital gains, if any:

LOSSES DEFERRED EXPIRING IN:	2008	2009	2010	TOTAL
Matthews Asian Technology Fund	($1,570,881)	($5,967,059)	($3,461,198)	($10,999,138)

The capital loss carryforwards utilized to offset realized capital gains in the current fiscal year for Matthews Asian Technology Fund, Matthews China Fund and Matthews India Fund were $1,722,590, $15,335,268 and $2,320,226, respectively.

Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences are primarily attributable to net realized gains on PFICs, the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends-paid deduction for income tax purposes, foreign currency gain reclassification, write-off of net operating losses, application of foreign tax credit to short-term gain and recharacterization of distributions. For the year ended December 31, 2007, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income/(loss) and accumulated realized gain (loss) as follows:

	INCREASE/ (DECREASE) PAID-IN-CAPITAL	INCREASE/(DECREASE) UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	INCREASE/ (DECREASE) ACCUMULATED REALIZED GAIN/(LOSS)
Matthews Asia Pacific Fund	$5,717,484	($466,054)	($5,251,430)
Matthews Asia Pacific Equity Income	464,682	(4,380)	(460,302)
Matthews Pacific Tiger Fund	45,474,171	(2,533,182)	(42,940,989)
Matthews Asian Growth and Income Fund	16,148,000	56,810,314	(72,958,314)
Matthews Asian Technology Fund	(802,734)	548,222	254,512
Matthews China Fund	27,824,818	(1,001,990)	(26,822,828)
Matthews India Fund	6,228,633	(1,025,874)	(5,202,759)
Matthews Japan Fund	1,948,167	519,878	(2,468,045)
Matthews Korea Fund	4,453,545	(471,117)	(3,982,428)

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Matthews Asian Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Matthews Asia Pacific Fund, Matthews Asia Pacific Equity Income Fund, Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund, Matthews Asian Technology Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund and Matthews Korea Fund (each a portfolio comprising the Matthews Asian Funds, hereafter referred to as the “Funds”) at December 31, 2007, and the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial statements of the Funds as of December 31, 2006, and for the four years in the period then ended were audited by other auditors, whose report dated February 12, 2007, expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

San Francisco, California

February 29, 2008

Change in Independent Registered Public Accounting Firm

In August 2007, PricewaterhouseCoopers LLC (“PwC”) succeeded Tait Weller & Baker, LLP (“Tait Weller”) as the Funds’ independent registered public accounting firm. The Funds’ selection of PwC as its independent auditor was recommended by the Funds’ Audit Committee and approved by the Funds’ Board of Trustees.

The reports on the financial statements audited by Tait Weller as of December 31, 2006 for the four years in the period then ended do not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which, if not resolved to the satisfaction of Tait Weller, would have caused it to make reference to the subject matter of the disagreements in connection with its financial statements of such years.

94        MATTHEWS ASIAN FUNDS

TAX INFORMATION (Unaudited)

1.	Qualified Dividend Income

The Funds designate a portion of the ordinary income distributed during the year ended December 31, 2007 as Qualified Dividend Income (“QDI”) as defined in the Internal Revenue Code as follows:

QDI Portion
Matthews Asia Pacific Fund	80.40%
Matthews Asia Pacific Equity Income Fund	22.20%
Matthews Pacific Tiger Fund	63.62%
Matthews Asian Growth and Income Fund	33.75%
Matthews China Fund	100.00%
Matthews India Fund	67.77%
Matthews Korea Fund	100.00%

2.	Long-Term Capital Gain Distributions

The Funds designate Long-Term Capital Gain distributions pursuant to Section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2007 as follows:

Long-Term Capital Gains
Matthews Asia Pacific Fund	$44,476,843
Matthews Asia Pacific Equity Income Fund	9,106
Matthews Pacific Tiger Fund	489,793,034
Matthews Asian Growth and Income Fund	208,150,954
Matthews China Fund	104,566,152
Matthews India Fund	37,270,745
Matthews Japan Fund	13,432,491
Matthews Korea Fund	34,133,438

3.	Foreign Taxes Paid

The Funds have elected to pass through to their shareholders the foreign taxes paid for year ended December 31, 2007 as follows:

	Foreign Dividend Income	Foreign Taxes Paid
Matthews Asia Pacific Fund	$4,556,262	$1,559,637
Matthews Asia Pacific Equity Income Fund	662,303	102,049
Matthews Pacific Tiger Fund	25,349,675	6,933,615
Matthews Asian Growth and Income Fund	19,365,289	3,585,233
Matthews India Fund	8,911,560	969,621
Matthews Korea Fund	6,722,219	1,095,613

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APPROVAL OF INVESTMENT

ADVISORY AGREEMENT (Unaudited)

The Funds have retained Matthews International Capital Management, LLC (the “Advisor”) to manage their assets of the Matthews Asian Funds (the “Funds”) pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), which has been approved by the Board of Trustees of the Funds, including the Independent Trustees. Following an initial term of two years, the Advisory Agreement continues in effect from year-to-year provided such continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for such purpose.

At a meeting held on August 16, 2007, the Board approved the continuance of the Advisory Agreement, with respect to each Fund, for an additional one-year period ending August 31, 2008. Prior to the meeting, the Independent Trustees had requested detailed information from the Advisor. This information, together with the information provided to the Independent Trustees throughout the course of year, formed the primary (but not exclusive) basis for the Board’s determinations as summarized below. Below is a summary of the factors considered by the Board approving the continuance of the Advisory Agreement with respect to each Fund.

■

The nature, extent and quality of the services provided by the Advisor under the Advisory Agreement. The Trustees considered the experience and qualifications of the personnel at the Advisor who are responsible for providing services to the Funds and who are responsible for the daily management of the Funds’ investment objectives, and also reviewed significant recent additions to the Advisor’s personnel. The Trustees considered the Advisor’s succession plan in the event that key personnel are no longer employed by the Advisor’s disaster recovery and business continuity plan, as well as the additional efforts in the process of implementation with respect to its disaster recovery plan. The Trustees also considered the Chief Compliance Officer’s report regarding the compliance resources, programs and structures of the Advisor, including the compliance records of the Advisor and the supervision of the Funds’ transfer agent by the Advisor. The Trustees also noted that the extent of the Advisor’s resources committed to marketing and distribution was consistent with reasonable Fund growth. The Trustees took note of the fact that the Advisor had added personnel in key positions and believes that hiring and retaining good personnel and top executives requires a long-term vision for the Funds. The Trustees concluded that the Advisor had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

■

The investment performance of the Advisor. The Trustees reviewed the short-term and long-term performance of each of the Funds on both an absolute basis and in comparison to peer funds and benchmark indices. The Trustees also reviewed both the Lipper and Morningstar rankings for each of the Funds for various periods ending June 30, 2007.

For Matthews Asia Pacific Fund, the Trustees noted that the Fund’s performance was below that of its benchmark index and the average performance of its peer funds in the one-year, three-year and since-inception periods. The Trustees also noted the Fund’s positive absolute performance over these periods.

For Matthews Asia Pacific Equity Income Fund, the Trustees noted that, as a new fund, there was little performance information available for analysis. Although this was the case, the Trustees noted that the Fund’s performance since-inception was more favorable than the performance of the benchmark index, but that the Fund was underperforming its peer funds.

For Matthews Pacific Tiger Fund, the Trustees noted that the Fund’s performance was less favorable than the average return of its peer funds over the one-year and three-year periods, but more favorable in the five-year, 10-year and since-inception periods. The Trustees noted that the Fund underperformed its benchmark indices in the one-year and three-year periods, but outperformed

96        MATTHEWS ASIAN FUNDS

in the five-year, 10-year and since-inception periods. The Trustees also noted the Fund’s positive absolute performance over such periods.

For Matthews Asian Growth and Income Fund, the Trustees noted that the Fund is the top-performing fund for the 10-year and since-inception periods in comparison to both the benchmark indices and its peer funds. The Trustees noted that the Fund also outperformed the benchmark indices and the average performance of its peer funds in the 10-year and since-inception periods, although the Fund underperformed the benchmark indices and peer funds for the one-year, three-year and five-year periods. The Trustees also noted the Fund’s positive absolute performance over such periods.

For Matthews Asian Technology Fund, the Trustees noted that the Fund’s performance was more favorable than the average return of its peer funds over the one-year, three-year, five-year and since-inception periods, and the Fund outperformed the benchmark indices and all of its peer funds for the one-year, three-year, five-year and since inception periods.

For Matthews China Fund, the Trustees noted that the Fund underperformed the benchmark index for the one-year, three-year and five-year periods, but had outperformed the index for the since-inception period. The Trustees noted that the underperformance had been addressed to the Trustees’ satisfaction by Matthews. The Trustees also noted the Fund’s positive absolute performance over such periods. The Trustees also noted that most of the Fund’s peers compare to different indices and invest in different markets from the Fund, such as Hong Kong.

For Matthews India Fund, the Trustees noted that, as a relatively new fund, there was less performance information available for analysis. Although this was the case, the Trustees noted that the Fund had positive performance to date and had outperformed a majority of its peer funds for the one-year period. The Trustees noted that the Fund underperformed its benchmark index for the one-year and since-inception periods. The Trustees also noted the Fund’s positive absolute performance over such periods.

For Matthews Japan Fund, the Trustees noted that the Fund’s performance was more favorable than the average return of its peer funds over the five-year and since-inception periods, and the Fund outperformed all of the benchmark indices for the since-inception period. However, the Trustees noted that the Fund also underperformed all of its peer funds and benchmark indices for the one-year and five-year periods. The Trustees noted that the underperformance had been addressed to the Trustees’ satisfaction by the Advisor. The Trustees noted the Fund’s positive absolute performance over such periods.

For Matthews Korea Fund, the Trustees noted that the Fund’s performance was more favorable than the average return of its peer funds over the five-year and 10-year periods, and the Fund outperformed all of the benchmark indices for the 10-year and since-inception periods. The Trustees also noted the Fund’s positive absolute performance over such periods.

The Trustees took note of the difficulty of fairly benchmarking certain of the Funds in terms of performance and noted that they were of the view that more weight should be given to the Advisor’s attribution analysis than to the Lipper and Morningstar data. The Trustees also tended to give more weight to each Fund’s longer-term investment performance given the long-term investment philosophy of each Fund. On that basis, the Trustees concluded that they were satisfied with the Funds’ overall performance records. The Trustees also reviewed the Advisor’s trading policies and efforts to obtain best overall execution for the Funds in the various markets where the Funds’ securities are traded. The Trustees took note of the relatively low turnover rates in the various Funds and the Advisor’s consistent adherence to its investment methodology (fundamental bottom-up driven investment selection).

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APPROVAL OF INVESTMENT

ADVISORY AGREEMENT (Unaudited) (continued)

■

The extent to which the Advisor realizes economies of scale as the Funds grow larger and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Trustees discussed the Advisor’s ongoing investment in its infrastructure, which is an acceptable way of realizing economies of scale. The Trustees considered the personnel, technology and other infrastructure investments by the Advisor addressing recent increases in asset levels, and that could be expected to benefit shareholders. The Trustees further noted that the Advisor’s conservative growth in prior years of its personnel and information technology infrastructure relative to increasing asset levels had resulted in a need to make significant investments in these areas in order to maintain high-quality service to shareholders, and they considered that this situation would be likely to continue as asset levels continue to rise. The Trustees concluded that current fee structures continue to be appropriate, and agreed to consider the possibility of additional breakpoints in connection with the following year’s contract renewal.

■

The costs of the services provided by the Advisor and others. The Trustees considered the advisory fees and total fees and expenses of each Fund in comparison to the advisory fees and other fees and expenses of other funds in each Fund’s relevant peer group. The Trustees considered both the gross advisory fee rates charged by the Advisor, as well as the effective advisory fee rates after taking into consideration the expense limitation arrangements and voluntary fee waivers.

For each of Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund, Matthews China Fund, Matthews Korea Fund, Matthews Asia Pacific Fund and Matthews India Fund the Trustees noted that the gross advisory fee rates, the gross management fee (including administration) rates, the total expense ratio, the operating expense ratio, the shareholder servicing agent expense rates and the transfer agent and custodian expense rates are all lower than most of the funds in each Fund’s peer group.

For Matthews Asian Technology Fund, the Trustees noted that the gross advisory fee rates, the gross management fee (including administration) rates, the total expense ratio, the operating expense ratio, the shareholder servicing agent expense rates and the transfer agent and custodian expense rates are at or lower than most of the funds in that Fund’s peer group.

For Matthews Japan Fund, the Trustees noted that the gross management fee (including administration) rates, the total expense ratio, the operating expense ratio, the shareholder servicing agent expense rates and the transfer agent and custodian expense rates are all lower than most of the funds in that Fund’s peer group and the gross advisory fee rates were slightly less than the average of the Fund’s peer group.

For Matthews Asia Pacific Equity Income Fund the Trustees noted that the gross advisory fee rates, the gross management fee (including administration) rates, the total expense ratio and the operating expense ratio are all lower than most of the funds in that Fund’s peer group and the shareholder servicing agent expense rates and the transfer agent and custodian expense rates were slightly higher than the average of the Fund’s peer group.

The Trustees also compared the Advisor’s advisory fees with those of the Advisor’s separate accounts and other investment products, noting that the Funds’ expenses appeared to be appropriate in comparison and taking into account differences between these products and the Funds, including the differences in the frequency of net asset value calculations. The Trustees considered various specific Fund expenses, including the custody fees and transfer agent fees. The Trustees noted the Advisor’s efforts that resulted in, for each of the Funds, (a) reduced expenses under the administration and shareholders services plan, (b) reduced expenses under the voluntary fee waivers, (c) reduced custodian expenses, (d) reduced soft dollar credits, (e) lower commission rates, and (f) reduced transfer agency fees. The Trustees concluded that the Advisor’s advisory fee ratio and the Funds’ expense ratios are reasonable in light of comparative performance and expense and advisory fee information for each of the Funds.

98        MATTHEWS ASIAN FUNDS

■

The profits to be realized by the Advisor and its affiliates from the relationships with the Funds. The Trustees reviewed the profitability of the Advisor on both an absolute basis and in comparison to other investment advisers. The Trustees noted that the Advisor’s pretax profit margin appeared to be reasonable in relation to known industry standards. The Trustees also noted that the Advisor appeared to be sufficiently profitable to operate as a viable investment management firm, able to honor its obligations as a sponsor of the Funds, without being excessively profitable. The Trustees noted that, as the profitability of the Advisor had increased, so had its expenditures on information technology and personnel. The Trustees further noted that the Advisor’s continued upgrading of the trading, research, compliance, disaster recovery and other technological systems should increase the Advisor’s capacity, speed and reliability in providing services to the Funds, poising the Advisor and the Funds for the next phase of growth. In assessing profitability, the Trustees took note of the compensation arrangements for the principals and the general ownership structure of the Advisor. The Trustees also considered that the additional benefits derived by the Advisor from its relationship with the Funds are limited solely to research benefits received in exchange for “soft dollars.” After such review, the Trustees determined that the profitability rate to the Advisor with respect to the Advisory Agreement is fair and reasonable in consideration of the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the Advisory Agreement, but rather the Trustees based their determination on the total mix of information available to them. After considering the factors described above, the Board concluded that the terms of the advisory arrangements are fair and reasonable to each Fund in light of the services that the Advisor provides, its costs and reasonably foreseeable Fund asset levels, and that each Fund’s shareholders received and would receive reasonable value in return for the advisory fees paid. The Board agreed that the continuance of the Advisory Agreement with respect to each Fund would be in the best interests of the Funds and their shareholders. The Independent Trustees concluded separately that continuance of the Advisory Agreement was supported by reasonable and impartial records and information, including the performance of the Funds in relation to their peer groups, the services provided by the Advisor, and the competitive expense structure, and that the continuance of the Advisory Agreement with respect to each other Fund would be in the best interests of each Fund and its shareholders.

The Advisory Agreement may be terminated by the Trustees on behalf of the Funds or the Advisor upon 60 days’ written notice without penalty. The Advisory Agreement will also terminate automatically in the event of its assignment, as defined in the 1940 Act.

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TRUSTEES AND OFFICERS OF THE FUNDS (Unaudited)

The operations of each Fund are under the direction of the Board of Trustees. The Board of Trustees establishes each Fund’s policies and oversees and reviews the management of each Fund. The Board meets regularly to review the activities of the officers, who are responsible for the day-to-day operations of the Funds. The Statement of Additional Information, which includes additional information about Fund trustees, is available without charge by calling (800) 789-ASIA [2742] or by visiting the Funds’ website, www.matthewsfunds.com. The Trustees and executive officers of the Funds, their year of birth, business address and principal occupations during the past five years are set forth below:

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships (number of portfolios) Held by Trustee
INDEPENDENT TRUSTEES
Geoffrey H. Bobroff Born 1944 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Chairman of the Board of Trustees and Trustee	Since 2006	President, Bobroff Consulting, Inc. (since 1993).	9	None
Toshi Shibano Born 1950 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2003	President, Strategic Financial Literacy, Inc. (since 1995); Adjunct Professor, Columbia Graduate School of Business (since 2000); Adjunct Professor, Thunderbird American Graduate School of International Management (2000–2005); Faculty, General Electric Corporate Leadership Development Center (since 2000); Executive Education Lecturer, Haas School of Business, University of California at Berkeley (since 1995).	9	None
Rhoda Rossman Born 1958 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2006	Vice President, Corporate Investment Officer (since 2007); Senior Vice President, Treasurer, Portfolio Manager (2003–2007); Vice President and Treasurer (2001–2003); Assistant Vice President (1999–2001); Portfolio Manager (1997–2001), The PMI Group, Inc.	9

Director of each of PMI Mortgage Insurance Co., PMI Mortgage Guaranty Co., PMI Mortgage Services Co., Residential Guaranty Co., Residential Insurance Co., PMI Securities Co., Commercial Loan Insurance Corporation, WMAC Credit Insurance Corporation, PMI Mortgage Insurance Ltd., PMI Mortgage Insurance Australia (Holdings) Pty. Limited, and PMI Indemnity, Limited.

Jonathan F. Zeschin Born 1953 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2007	President and Founder, Essential Advisers Inc. (since 2000); Managing Partner, JZ Partners LLC (since 1998).	9	Independent Chairman of the Board of Trustees, Dividend Capital Realty Income Allocation Fund; Independent Chairman of the Board of Trustees, Dividend Capital Strategic Global Realty Fund
INTERESTED TRUSTEES[2]
G. Paul Matthews Born 1956 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2007	Chairman, Matthews International Capital Management, LLC (since 1991).	9	None

100        MATTHEWS ASIAN FUNDS

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Other Trusteeships/ Directorships (number of portfolios) Held by Officer
OFFICER(S) WHO ARE NOT TRUSTEES
William J. Guilfoyle Born 1958 Four Embarcadero Center Suite 550 San Francisco, CA 94111 President	Since 2008

Co–Chief Executive Officer (since 2007), Matthews International Capital Management, LLC; Principal, Guilfoyle Associates (2002–2007); Chairman and CEO, MiFund Inc. (1999–2002); Chairman of the Board, GT Global Mutual Funds (1996–1998); President, (1995–1998), SVP of Sales and Marketing (1992–1995), VP/Director of Marketing (1987–1992), GT Global Inc.

None
Andrew T. Foster Born 1974 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President	Since 2005	Acting Chief Investment Officer (since 2008), Director of Research (since 2003) and Portfolio Manager (since 2005), Matthews International Capital Management, LLC.	None
John P. McGowan Born 1964 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President and Secretary	Since 2005

Chief Administrative Officer (since 2007), Chief Operating Officer (2004–2007), Matthews International Capital Management, LLC; Chief Operating Officer, Treasurer and Chief Compliance Officer, Forward Management LLC (1998–2004).

None
Shai A. Malka Born 1973 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Treasurer	Since 2005

Senior Manager of Fund Accounting and Operations (since 2004), Manager of Fund Accounting (2003–2004), Fund Accountant (2000–2003), Matthews International Capital Management, LLC; Supervisor of Fund Accounting, SEI Investments (1999–2000).

None
William J. Hackett Born 1967 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President	Since 2008	President (since 2007), Matthews International Capital Management, LLC; Partner (2002–2007), Senior Manager (1997–2002), Manager (1995–1997), Senior/Associate (1990–1995), Deloitte & Touche, LLP.	None
Timothy B. Parker Born 1958 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President	Since 2008

General Counsel (since 2005), Matthews International Capital Management, LLC; Partner, Kirkpatrick & Lockhart Nicholson Graham LLP (2003–2005); Global Head of Compliance and Risk Management, Allianz Dresdner Asset Management (2001–2003); Managing Director, RCM Global Investors (1993–2001).

None
Manoj K. Pombra Born 1964 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Chief Compliance Officer	Since 2005

Chief Compliance Officer, Matthews International Capital Management, LLC (since 2005); Senior Manager, Mutual Fund Compliance/Manager Portfolio Compliance, Franklin Templeton Investments (2001–2005); Senior Financial Reporting Manager, InfoUSA.com (2000–2001).

None

[1]	Each trustee serves for an indefinite term, until retirement age or until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.
[2]	This trustee is considered an “interested person” of the Trust as defined under the 1940 Act because of an ownership interest in the Advisor and an office held with the Advisor.

MATTHEWS ASIAN FUNDS

INVESTMENT ADVISOR	ACCOUNT SERVICES
Matthews International Capital Management, LLC	PFPC Inc.
Four Embarcadero Center, Suite 550	P.O. Box 9791
San Francisco, CA 94111	Providence, RI 02940
800-789-ASIA [2742]	800-789-ASIA [2742]

CUSTODIAN	LEGAL COUNSEL
Brown Brothers Harriman & Co.	Paul, Hastings, Janofsky & Walker LLP
40 Water Street	55 Second Street, 24th Floor
Boston, MA 02109	San Francisco, CA 94105

FOR MORE INFORMATION ABOUT
MATTHEWS ASIAN FUNDS
800.789.ASIA [2742]
www.matthewsfunds.com

©2008 Matthews International Capital Management, LLC
AR-1207-255M

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

(a)	As of the end of the period covered by the report, the registrant’s board of directors has determined that the registrant has two audit committee financial experts serving on its audit committee, Toshi Shibano and Jonathan F. Zeschin, and that both are “independent.”

(b)	Prof. Shibano is an Associate Professor of Accounting at the Thunderbird American Graduate School of International Management , an adjunct Associate Professor at the Columbia Graduate School of Business and a member of the Faculty of the General Electric Corporate Leadership Development Center. He also serves as Executive Education Lecturer at the Haas School of Business at the University of California, Berkeley, and has served on the faculties of Stanford Graduate School of Business, the University of Chicago School of Business and the Australian Graduate School of Management at the University of New South Wales. He regularly reviews current research in accounting both for use in instruction of courses and for internal faculty evaluation. He has experience analyzing and evaluating financial statements at the appropriate level of complexity through his professional activities on the educational faculties referenced above. Prof. Shibano also has extensive experience in executive education worldwide (Hong Kong, Taiwan, Singapore, Finland, Italy, Mexico, India) and has developed innovative new programs in financial analysis, management control systems and strategy implementation. Prof. Shibano has published in the Journal of Accounting Research, the Journal of Accounting and

Economics, the Rand Journal of Economics, and the Journal of Applied Corporate Finance, on the topics of strategic audit risk, accounting standard setting, international accounting standards, tax minimization, foreign currency risk management, and organizational structure. Prof. Shibano received his MBA from the Haas School at UC Berkeley and earned his PhD at the Stanford Graduate School of Business, earning the highest academic honors in both programs. Prof. Shibano has gained additional accounting expertise as the Audit Committee Chair of Matthews Asian Funds.

Mr. Zeschin is Mr. Zeschin is President of Essential Advisers, Inc., a wealth management and investment advisory firm. He is also the portfolio manager for that firm’s Essential Growth Portfolio. He is Managing Partner of JZ Partners, LLC, a business consulting firm for investment managers. Prior to forming Essential Advisers, Inc., Mr. Zeschin held senior executive positions with Founders Asset Management, Inc., Invesco Fund Group, and Stein Roe & Farnham, Inc. Mr. Zeschin holds a Masters of Management from the Kellogg School at Northwestern University, with majors in Finance and Marketing, and a Bachelor in Business Administration in Accounting with distinction from the University of Michigan. He holds a Certified Public Accountant certificate from the state of Illinois and is a Certified Financial Planner certificant. Mr. Zeschin is a former chair of the ICI’s Accounting Treasurer’s Committee and a former member of the AICPA Investment Companies committee. Mr. Zeschin is currently the chairman of the Board of Trustees to two NYSE listed closed-end funds. He has served on the audit committees of mutual fund boards since 2002. He has experience analyzing and evaluating financial statements at the appropriate level of complexity through his professional activities on the educational faculties referenced above. Mr. Zeschin has gained additional expertise as a member of the Audit Committee of Matthews Asian Funds.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $150,000 for fiscal year ended December 31, 2006 (by prior principal accountant Tait, Weller & Baker LLP, “Tait”) and $243,000 for the fiscal year ended December 31, 2007 (by the currant principal accountant, PricewaterhouseCoopers LLP, “PWC”)

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for fiscal year ended December 31, 2006 (by Tait) and $0 for the fiscal year ended December 31, 2007 (by PWC).

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for fiscal year ended December 31, 2006 (by prior principal accountant Tait, Weller & Baker LLP) and $60,300 for the fiscal year ended December 31, 2007. The fees for the non-audit services provided to Matthews International Capital Management, LLC (the “adviser”) are for state and federal partnership income tax return preparations.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for fiscal year ended December 31, 2006 (by Tait) and $0 for the fiscal year ended December 31, 2007 (by PWC).

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Auditor Services.

Pre-Approval Requirements. Before the Auditor is engaged by the Trust to render audit related or permissible non-audit services, either:

(i)	The Audit Committee shall pre-approve all audit related services and permissible non-audit services (e.g., tax services) to be provided to the Trust; or

(ii)	The Audit Committee shall establish policies and procedures governing the Auditor’s engagement. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section 5 shall be presented to the full Audit Committee at its next scheduled meeting.

De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Pre-Approval of Non-Audit Services Provided to the Adviser and Certain Control Persons. With respect to services that have a direct impact on the operations or financial reporting of the Trust, the Audit Committee shall pre-approve all such non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust.

Application of De Minimis Exception: The de minimis exceptions set forth above under Section 5(b) apply to pre-approvals under this Section (c) as well, except that the “total amount of revenues” calculation for Section 5(c) services is based on the total amount of revenues paid to the Auditor by the Trust and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.

(c) 100%

(d) Not applicable.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was (0%) zero percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for the fiscal year ended December 31, 2006 (by Tait) and $82,120 for the fiscal year ended December 31, 2007 (by PWC).

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Matthews International Funds

By (Signature and Title)*	/s/ William J. Guilfoyle
William J. Guilfoyle, President
(principal executive officer)

Date	March 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William J. Guilfoyle
William J. Guilfoyle, President
(principal executive officer)

Date	March 5, 2008

By (Signature and Title)*	/s/ Shai Malka
Shai Malka, Treasurer
(principal financial officer)

Date	March 5, 2008

*	Print the name and title of each signing officer under his or her signature.